EXHIBIT 10.17

[EXECUTION COPY]

ESCROW AGREEMENT

This ESCROW AGREEMENT (this “Escrow Agreement”), dated as of December 17, 2010, is entered into among ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation (“Parent”), ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership (“Operating Partnership”), the other Borrowers (as defined below), the Amendment Lenders (as defined below), BANK OF AMERICA, N.A., as Administrative Agent under the Existing Credit Agreement, (the “Administrative Agent”), BANK OF AMERICA, N.A., as Swing Line Lender and L/C Issuer under the Existing Credit Agreement and Moore & Van Allen, PLLC in the capacity of escrow agent hereunder (the “Escrow Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Amendment (as defined below).

RECITALS

WHEREAS, the Parent, the Operating Partnership and certain subsidiaries of the Parent (collectively, the “Borrowers”), the Administrative Agent and the lenders party thereto (the “Amendment Lenders”) intend to enter into a Third Amendment to Second Amended and Restated Credit Agreement in the form attached hereto as Exhibit 1 (together with all exhibits and schedules attached thereto, the “Amendment”);

WHEREAS, the parties hereto have agreed to establish an escrow arrangement by entering into this Escrow Agreement, as more fully described in the Amendment; and

WHEREAS, the parties hereto agree to deliver signature pages to the Amendment (the “Signature Pages”) in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Credit Agreement, the parties hereto agree as follows:

AGREEMENT

SECTION 1.     Submission of Signature Pages Irrevocable.  Each of the Borrowers, the Administrative Agent and the Amendment Lenders (a) agree to submit their signature pages to the Amendment to be held by the Escrow Agent in escrow in accordance with the terms hereof and (b) hereby acknowledge and agree that each Signature Page delivered by it to the Escrow Agent cannot be released from escrow, or withdrawn or revoked, except in accordance with the terms of this Escrow Agreement.

SECTION 2.     Conditions Precedent to Escrow.  Each of the Borrowers, the Administrative Agent and the Amendment Lenders agree that (a) the conditions of escrow set forth in Section 2(a) of the Amendment have been satisfied, (b) to the extent any Borrowers are released from the Existing Credit Agreement or joined to the Existing Credit Agreement after the date hereof and prior to the Escrow Termination Date (as defined below), the Borrowers shall have delivered updated signature pages to the Amendment or joinder agreements to the Amendment to reflect such changes and (c) a lender may become a party to this Escrow Agreement after the date hereof provided that such lender must (i) enter into a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and (ii) provide a Signature Page to the Amendment.  In connection with any transaction permitted by Section 2(c) above, the parties hereto agree that  Exhibit B (Schedule 2.01A) to the Amendment may be updated by the Administrative Agent (with the consent of the Parent and any Lender whose Revolving Commitment has been adjusted, in each case, not to be unreasonably withheld or delayed) to reflect such transaction.

SECTION 3.     Release of Signature Pages.  Upon satisfaction of the conditions to effectiveness set forth in Section 2(b) of the Amendment, the Borrowers, the Administrative Agent and the Amendment Lenders hereby authorize the Escrow Agent to (a) without further consent, automatically release the Signature Pages from escrow and attach them to the Amendment, whereupon the Amendment shall be deemed closed and shall become effective in accordance with its terms as of such date and (b) date the Amendment the date that the Signature Pages are released (which shall be deemed to be the Amendment Effective Date) and to otherwise complete blanks in the Amendment and the Amended Credit Agreement consistent with such date.  For the avoidance of doubt, it is understood and agreed that prior to the Amendment Effective Date, the Amendment (including any exhibits or schedules attached thereto) shall not be modified from the version attached hereto as Exhibit 1 (other than to reflect the Amendment Effective Date as set forth above or any release or joinder of any Borrower as set forth in Section 2 of this Escrow Agreement) without the written consent of the Borrowers, the Administrative Agent and the Amendment Lenders.

SECTION 4.     Termination of Escrow.  The escrow arrangements set forth herein shall terminate and the Signature Pages shall be deemed to have been revoked on January 31, 2011 (the “Escrow Termination Date”) if the conditions set forth in Section 2(b) of the Amendment have not been satisfied on or prior to such date.  The Parent agrees that, on the Escrow Termination Date, it shall be liable in full for all fees set forth in that certain Fee Letter, dated as of October 20, 2010, among the Parent, Merrill Lynch Pierce, Fenner & Smith (as successor by merger to Banc of America Securities LLC), Bank of America, N.A., J.P. Morgan Securities LLC and JPMorgan Chase Bank, N.A. (the “Fee Letter”) that are due and payable upon the closing of the Amendment even though the closing did not occur and such fees shall be paid in full by the Parent on the Escrow Termination Date (except for fees owed to any Amendment Lender that has failed to perform or satisfy its obligations under the Amendment).

SECTION 5.     General Provisions concerning the Escrow Agent.

(a)        Duties.  The duties and responsibilities of the Escrow Agent will be limited to those expressly set forth in this Escrow Agreement and such duties shall be deemed purely ministerial in nature. The Escrow Agent will only release the Signature Pages pursuant to Section 3 above upon instruction from the Administrative Agent. The Escrow Agent will not be subject to, nor obligated to recognize, any provision of any other agreement between, or direction or instruction of, any or all of the parties to this Escrow Agreement.

(b)        Reliance on Orders.  If delivery of the Signature Pages are stayed or enjoined by any court order, or in case any order, judgment or decree is made or entered by any court affecting the Signature Pages, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel is binding upon it.  If the Escrow Agent complies with any such order, writ, judgment or decree, it will not be liable to any of the other parties to this Escrow Agreement or to any other person by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

(c)        Limitation on Liability.  The Escrow Agent will not be liable for any act taken or not taken by it under this Escrow Agreement in the absence of its gross negligence or willful misconduct.  The Escrow Agent will also be fully protected in relying upon any written notice, demand, certificate or document that it in good faith believes to be genuine (including facsimiles and electronic transmissions thereof).  The Escrow Agent shall not be responsible for any failure of any of the other parties hereto to perform in accordance with the terms hereof.

(d)        Conflicting Demands.  In the event of any dispute among the parties hereto regarding the duties of the Escrow Agent under this Escrow Agreement, the parties hereto agree that the Escrow Agent will take no action until: (i) such action is agreed to in writing by the parties hereto or (ii) the issuance of a final court order by a court of competent jurisdiction directing the Escrow Agent with respect to the action which is the subject of the dispute.

(e)        Indemnification.  The Borrowers hereby agree, jointly and severally, to indemnify the Escrow Agent for, and to defend and hold the Escrow Agent harmless against, any loss, liability or expense arising out of or in connection with the Escrow Agent’s entering into this Escrow Agreement and carrying out the Escrow Agent’s duties hereunder, including reasonable and documented costs and expenses of successfully defending the Escrow Agent against any claim of liability with respect thereto; provided the loss, liability or expense is incurred without gross negligence or willful misconduct on the part of the Escrow Agent.  The Escrow Agent may consult with counsel of its own choice and will have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.  The provisions of this section shall survive the termination of this Escrow Agreement or removal of the Escrow Agent.

SECTION 6.     General Provisions concerning the Administrative Agent.  The Administrative Agent shall be permitted to rely on such information as it deems reasonable to determine if the conditions set forth in Section 2(b) of the Amendment have been satisfied and inform the Escrow Agent that the Signature Pages can be released. The Administrative Agent shall not be liable to the Borrowers or the Amendment Lenders for any action taken or not taken hereunder, in the absence of its gross negligence or willful misconduct. The provisions of Article IX and of Sections 10.04 and 10.21 of the Existing Credit Agreement shall inure to the benefit of the Administrative Agent as if fully set forth herein and effective from the date hereof and as if each reference therein to the Loan Documents included a reference to this Escrow Agreement.

SECTION 7.     Miscellaneous.

(a) All notices or other communications to any party hereunder shall be in writing and shall be given to the addresses set forth or referred to in the Existing Credit Agreement.

(b) This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c) This Escrow Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(d) This Escrow Agreement shall become effective upon receipt by the Administrative Agent of the signature pages of each of the Borrowers, the Administrative Agent and the Amendment Lenders, as identified in the Amendment, as of the date hereof.

(e) This Escrow Agreement may not be modified, amended or replaced, except by written agreement signed by each of the parties hereto.

(f) The terms of Sections 10.14 and 10.15 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to those terms.

(g) The provisions of this Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that a Borrower may not assign or otherwise transfer any of its rights under this Escrow Agreement without the prior written consent of the Administrative Agent and each of the Amendment Lenders.

(h) The opinions referenced in Section 2(b)(ii) of the Amendment shall be substantially in the form of Exhibit 2 attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ALEXANDRIA REAL ESTATE EQUITIES, INC.,
a Maryland corporation

By:		/s/ Dean A. Shigenaga
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership

By: ARE-QRS Corp., a Maryland corporation,
general partner

By:	/s/ Dean A. Shigenaga
Name: Dean A. Shigenaga
Title: Chief Financial Officer

ARE-QRS CORP., a Maryland corporation

By:		/s/ Dean A. Shigenaga
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

ARE ACQUISITIONS, LLC, a Delaware limited liability company

By: ARE-QRS Corp., a Maryland corporation, managing member

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

123 AUCTION, LLC
ARE-377 PLANTATION STREET, LLC
ARE-6166 NANCY RIDGE, LLC
ARE-EAST RIVER SCIENCE PARK, LLC
ARE-EASTLAKE AVENUE NO. 3, LLC
ARE-MA REGION NO. 13, LLC
ARE-MA REGION NO. 14, LLC
ARE-MA REGION NO. 19, LLC
ARE-MA REGION NO. 20, LLC
ARE-MA REGION NO. 21, LLC
ARE-MA REGION NO. 23, LLC
ARE-MA REGION NO. 25, LLC
ARE-MA REGION NO. 26, LLC
ARE-MA REGION NO. 28, LLC
ARE-MA REGION NO. 30, LLC
ARE-MA REGION NO. 32, LLC
ARE-MA REGION NO. 33 LLC
ARE-MA REGION NO. 34, LLC
ARE-MA REGION NO. 35, LLC
ARE-MA REGION NO. 36, LLC
ARE-MA REGION NO. 37, LLC
ARE-MA REGION NO. 38, LLC
ARE-MA REGION NO. 40, LLC
ARE-MA REGION NO. 43, LLC
ARE-MARYLAND NO. 23, LLC
ARE-MD NO. 1, LLC
ARE-NC REGION NO. 6, LLC
ARE-NC REGION NO. 7, LLC
ARE-NC REGION NO. 9, LLC
ARE-NC REGION NO. 11, LLC
ARE-PA REGION NO. 6, LLC
ARE-PA REGION NO. 7, LLC
ARE-PASADENA NO. 3, LLC,
each a Delaware limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

By:	/s/ Dean A. Shigenaga
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

ARE-SAN FRANCISCO NO. 12, LLC
ARE-SAN FRANCISCO NO. 15, LLC
ARE-SAN FRANCISCO NO. 18, LLC
ARE-SAN FRANCISCO NO. 19, LLC
ARE-SAN FRANCISCO NO. 25, LLC
ARE-SAN FRANCISCO NO. 26, LLC
ARE-SAN FRANCISCO NO. 29, LLC
ARE-SAN FRANCISCO NO. 33, LLC
ARE-SAN FRANCISCO NO. 41, LLC
ARE-SAN FRANCISCO NO. 42, LLC
ARE-SD REGION NO. 17, LLC
ARE-SD REGION NO. 18, LLC
ARE-SD REGION NO. 23, LLC
ARE-SD REGION NO. 24, LLC
ARE-SD REGION NO. 25, LLC
ARE-SD REGION NO. 29, LLC
ARE-SD REGION NO. 32, LLC
ARE-SEATTLE NO. 10, LLC
ARE-SEATTLE NO. 12, LLC
ARE-SEATTLE NO. 14, LLC
ARE-SEATTLE NO. 15, LLC
ARE-SEATTLE NO. 16, LLC
ARE-SEATTLE NO. 17, LLC
ARE-SEATTLE NO. 20, LLC
ARE-SEATTLE NO. 22, LLC
ARE-SEATTLE NO. 23, LLC
ARE-SEATTLE NO. 24, LLC
ARE-SEATTLE NO. 25, LLC
ARE-SEATTLE NO. 27, LLC
ARE-SORRENTO VIEW, LLC
GDD INDUSTRIES, LLC
GULL AVENUE, LLC
JBC ENDEAVORS, LLC
JC TWINS, LLC
JP HOSPITALITY, LLC
JSW INDUSTRIES, LLC
JSW PROPERTIES, LLC
LMC STORAGE, LLC
ORANGE COAST, LLC
SAR ENTERPRISES, LLC,
each a Delaware limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

By:	/s/ Dean A. Shigenaga
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

ARE-100/800/801 CAPITOLA, LLC
ARE-10505 ROSELLE STREET, LLC
ARE-108 ALEXANDER ROAD, LLC
ARE-129/153/161 HILL STREET, LLC
ARE-14 FIRSTFIELD ROAD, LLC
ARE-150/154 TECHNOLOGY PARKWAY, LLC
ARE-19 FIRSTFIELD ROAD, LLC
ARE-2425/2400/2450 GARCIA BAYSHORE, LLC
ARE-2625/2627/2631 HANOVER, LLC
ARE-279 PRINCETON ROAD, LLC
ARE-3770 TANSY STREET, LLC
ARE-480 ARSENAL STREET, LLC
ARE-5 TRIANGLE DRIVE, LLC
ARE-500 ARSENAL STREET, LLC
ARE-6146 NANCY RIDGE, LLC
ARE-700/730 SOUTH RAYMOND, LLC
ARE-7030 KIT CREEK, LLC
ARE-770/784/790 MEMORIAL DRIVE, LLC
ARE-819/863 MITTEN ROAD, LLC
ARE-EAST JAMIE COURT, LLC,
each a Delaware limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, managing member

By: ARE-QRS Corp., a Maryland corporation, general partner

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-10933 NORTH TORREY PINES, LLC
ARE-3535/3565 GENERAL ATOMICS COURT, LLC, each a Delaware limited liability company

By: Alexandria Real Estate Equities, Inc., a Maryland corporation, managing member

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

ARE-JOHN HOPKINS COURT, LLC,
each a Delaware limited liability company

By: ARE-QRS Corp., a Maryland corporation, managing member

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-381 PLANTATION STREET, LLC
ARE-60 WESTVIEW, LLC
ARE-ONE INNOVATION DRIVE, LLC,
each a Delaware limited liability company

By: AREE-Holdings, L.P., a Delaware limited partnership, managing member

By: ARE-GP Holdings QRS Corp., a Delaware corporation, general partner

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-WESTERN NEWBROOK, LLC,
a Delaware limited liability company

By: AREE-Holdings II, L.P., a Delaware limited partnership, managing member

By: ARE-GP/II Holdings QRS Corp., a Delaware corporation, general partner

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

ARE-20/22/1300 FIRSTFIELD QUINCE ORCHARD, LLC, a Delaware limited liability company

By: ARE-GP/VI Holdings QRS Corp., a Delaware corporation, managing member

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-BELMONT, LLC,
a Delaware limited liability company

By: ARE-BELMONT MM, LLC, a Delaware limited liability company, managing member

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

	By:	/s/ Dean A. Shigenaga
Name: Dean A. Shigenaga
Title: Chief Financial Officer

ARE-708 QUINCE ORCHARD, LLC,
a Delaware limited liability company

By: ARE-GP 708 Quince Orchard QRS Corp., a Maryland corporation, managing member

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

ARE-MA REGION NO. 9, LLC,
a Delaware limited liability company

By: ARE-MA REGION NO. 9 MM, LLC, a Delaware limited liability company, manager

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, as general partner

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-VIRGINIA NO. 2, LLC,
a Delaware limited liability company

By: ARE-Virginia No. 2 Member, LLC, a Delaware limited liability company, manager

By: Alexandria Real Estate Equities, Inc., a Maryland corporation, sole member

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-702 ELECTRONIC DRIVE, L.P
ARE-PA REGION NO. 3, L.P.
ARE-PA REGION NO. 4, L.P.,
each a Delaware limited partnership

By: AREE-Holdings, L.P., a Delaware limited partnership, general partner

By: ARE-GP Holdings QRS Corp., a Delaware corporation, general partner

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

ARE-SAN FRANCISCO NO. 21, LP,
a California limited partnership

By: ARE-San Francisco No. 21 GP, LLC, a Delaware limited liability company, general partner

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-MARYLAND NO. 25, LLC
ARE-MARYLAND NO. 26, LLC
ARE-MARYLAND NO. 27, LLC
ARE-MARYLAND NO. 31, LLC
ARE-MARYLAND NO. 32, LLC,
each a Maryland limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

ARE-MARYLAND NO. 30, LLC,
a Maryland limited liability company

By: ARE-Maryland No. 29, LLC, a Delaware limited liability company, sole member

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-5 RESEARCH PLACE, LLC,
a Maryland limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, manager

By: ARE-QRS Corp., a Maryland corporation, general partner

By:	/s/ Dean A. Shigenaga
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-MARYLAND NO. 7 CORP.
ARE-MARYLAND NO. 8 CORP.
ARE-25/35/45 W. WATKINS CORP.,
each a Maryland corporation

By:	/s/ Dean A. Shigenaga
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

ARE-BC NO. 1 TRUST,
a Delaware common law trust

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee of ARE-BC NO. 1 TRUST

By:	/s/ Erwin M. Soriano
	Name:	Erwin M. Soriano
	Title:	Assistant Vice President

A.R.E. QUEBEC NO. 1 TRUST,
a Delaware common law trust

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee of A.R.E. QUEBEC NO. 1 TRUST

By:	/s/ Erwin M. Soriano
	Name:	Erwin M. Soriano
	Title:	Assistant Vice President

A.R.E. QUEBEC NO. 2 TRUST,
a Delaware common law trust

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee of A.R.E. QUEBEC NO. 2 TRUST

By:	/s/ Erwin M. Soriano
	Name:	Erwin M. Soriano
	Title:	Assistant Vice President

ARE-BC NO. 2 TRUST,
a Delaware common law trust

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee of
ARE-BC NO. 2 TRUST

By:	/s/ Erwin M. Soriano
	Name:	Erwin M. Soriano
	Title:	Assistant Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

Address for all the foregoing:

Alexandria Real Estate Equities, Inc.

385 E. Colorado Blvd., Suite 299

Pasadena, CA  91101

Attention:  Joel S.  Marcus, Chief Executive Officer

Telephone:  (626) 578-0777

Telecopier:  (626) 578-0770

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

LENDERS:

BANK OF AMERICA, N.A.
as Lender, Swing Line Lender and L/C Issuer

By:	/s/ James P. Johnson
Name:	James P. Johnson
Title:	Senior Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

CITICORP NORTH AMERICA, INC.

By:	/s/ John Rowland
Name:	John Rowland
Title:	Director

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

SOVEREIGN BANK

By:	/s/ Frederick H. Murphy, Jr.
Name:	Frederick H. Murphy, Jr.
Title:	Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Brett E. Thompson
Name:	Brett E. Thompson
Title:	Senior Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

PEOPLE’S UNITED BANK

By:	/s/ Maurice E. Fry
Name:	Maurice E. Fry
Title:	Senior Commercial Loan Officer, SVP

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

CAPITAL ONE, N.A.
(Successor by merger to Chevy Chase Bank, F.S.B.)

By:	/s/ Frederick H. Denecke
Name:	Frederick H. Denecke
Title:	Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

BNP PARIBAS

By:	/s/ Kandice Gu
Name:	Kandice Gu
Title:	Vice President

By:	/s/ Yung Wu
Name:	Yung Wu
Title:	Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

BANK OF EAST ASIA LIMITED, NEW YORK BRANCH

By:	/s/ Kenneth A. Pettis
Name:	Kenneth A. Pettis
Title:	Senior Vice President

By:	/s/ Kitty Sin
Name:	Kitty Sin
Title:	Senior Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

MEGA INTERNATIONAL COMMERCIAL BANK
CO., LTD. NEW YORK BRANCH

By:	/s/ Priscilla Hsing
Name:	Priscilla Hsing
Title:	VP & DGM

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

UNION BANK, N.A.

By:	/s/ Katherine Brandt
Name:	Katherine Brandt
Title:	Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

CATHAY UNITED BANK, LTD.

By:	/s/ Grace Chou
Name:	Grace Chou
Title:	SVP & General Manager

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

TAIWAN BUSINESS BANK LOS ANGELES BRANCH

By:	/s/ Alex Wang
Name:	Alex Wang
Title:	S.V.P. & General Manager

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

THE BANK OF NOVA SCOTIA

By:	/s/ Teresa Wu
Name:	Teresa Wu
Title:	Director

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

UNITED OVERSEAS BANK LIMITED,
LOS ANGELES AGENCY

By:	/s/ Hoong Chen
Name:	Hoong Chen
Title:	Senior Vice President & General Manager

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

LAND BANK OF TAIWAN, LOS ANGELES BRANCH

By:	/s/ Juifu Chien
Name:	Juifu Chien
Title:	General Manager

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

MALAYAN BANKING BERHAD, NEW YORK BRANCH

By:	/s/ Fauzi Zulkifli
Name:	Fauzi Zulkifli
Title:	General Manager

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

CHANG HWA COMMERCIAL BANK, LTD.,
LOS ANGELES BRANCH

By:	/s/ Beverley Chen
Name:	Beverley Chen
Title:	Vice President & General Manager

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

REGIONS BANK

By:	/s/ Thomas K. Day
Name:	Thomas K. Day
Title:	Managing Director

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

COMERICA BANK

By:	/s/ Adam Sheets
Name:	Adam Sheets
Title:	Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

SUNTRUST BANK

By:	/s/ John M. Szeman
Name:	John M. Szeman
Title:	Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ John Feeney
Name:	John Feeney
Title:	Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

STATE BANK OF INDIA, LOS ANGELES AGENCY

By:	/s/ C Sreenivasalu Setty
Name:	C Sreenivasulu Setty
Title:	V.P.&Head (Syndications)

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

THE NORTHERN TRUST COMPANY

By:	/s/ Carol B. Conklin
Name:	Carol B. Conklin
Title:	Senior Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

COMPASS BANK

By:	/s/ Brian Tuerff
Name:	Brian Tuerff
Title:	Senior Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Director

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Associate

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

BANK OF THE WEST

By:	/s/ Arlene Mulchaey
Name:	Arlene Mulchaey
Title:	Assistant Vice President and
Documentation Supervisor

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

MANUFACTURERS BANK

By:	/s/ Manny Ahsan
Name:	Manny Ahsan
Title:	Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

JPMORGAN CHASE BANK, N.A.

By:	/s/ Brendan Poe
Name:	Brendan Poe
Title:	Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

BARCLAYS BANK PLC

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Directo

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

NORDDEUTSCHE LANDESBANK GIROZENTRALE
NEW YORK BRANCH AND/OR CAYMAN ISLAND
BRANCH

By:	/s/ Lita Kot
Name:	Lita Kot
Title:	Director

By:	/s/ Neetu Saharia
Name:	Neetu Saharia
Title:	Associate Director

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Tyler Lowry
Name:	Tyler Lowry
Title:	Assistant Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ahaz A. Armstrong
Name:	Ahaz A. Armstrong
Title:	Assistant Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

ROYAL BANK OF CANADA

By:	/s/ G. David Cole
Name:	G. David Cole
Title:	Authorized Signatory

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

BANK OF TAIWAN, LOS ANGELES BRANCH

By:	/s/ Chwan-Ming Ho
Name:	Chwan-Ming Ho
Title:	Vice President and General Manager

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

CITY NATIONAL BANK

By:	/s/ Robert Besser
Name:	Robert Besser
Title:	Senior Vice President

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

THE BANK OF NEW YORK MELLON

By:	/s/ Kenneth R. McDonnell
Name:	Kenneth R. McDonnell
Title:	Managing Director

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ William G. Karl
Name:	William G. Karl
Title:	General Manager

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

ESCROW AGENT:	MOORE & VAN ALLEN PLLC,
as Escrow Agent

	By:	/s/ Justin M. Riess
Name: Justin M. Riess

ESCROW AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

Exhibit 1

See attached.

THIRD AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of January [  ], 2011

among

ALEXANDRIA REAL ESTATE EQUITIES, INC.,

ALEXANDRIA REAL ESTATE EQUITIES, L.P.,

ARE-QRS CORP.,

and

The Other Subsidiaries Party Hereto,

as the Borrowers,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer,

and

The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

J.P. MORGAN SECURITIES LLC

and

CITIGROUP GLOBAL MARKETS INC.,

as Joint Lead Arrangers and Joint Bookrunners

JPMORGAN CHASE BANK, N.A.

and

CITIBANK, N.A.,

as Co-Syndication Agents,

THE BANK OF NOVA SCOTIA

BARCLAYS BANK PLC

THE ROYAL BANK OF SCOTLAND

BBVA COMPASS BANK

and

RBC BANK,

as Co-Documentation Agents

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of January [  ], 2011, is entered into among Alexandria Real Estate Equities, Inc., a Maryland corporation (“Parent”), Alexandria Real Estate Equities, L.P., a Delaware limited partnership (“Operating Partnership”), ARE-QRS Corp., a Maryland corporation (“QRS”), and the other borrowers set forth on the signature pages hereto (collectively, together with Parent, Operating Partnership and QRS, the “Borrowers”), certain lenders party to the Existing Credit Agreement described below (the “Lenders”), the lenders providing new commitments identified on the signature pages hereto in respect of the Existing Credit Agreement (the “New Lenders”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Existing Credit Agreement described below.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders party thereto, the Administrative Agent and the other parties thereto entered into that certain Second Amended and Restated Credit Agreement, dated as of October 31, 2006 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of December 1, 2006, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 2, 2007 and as otherwise amended or modified, the “Existing Credit Agreement”);

WHEREAS, the Borrowers have requested that the existing $1.15 billion revolving credit facility (the “Existing Revolver”) be amended, restated and replaced by a new $1.5 billion revolving credit facility (the “New Revolver”);

WHEREAS, in connection with the approval of this Amendment and the replacement of the Existing Revolver with the New Revolver, certain existing Revolving Lenders and the New Lenders (collectively, the “New Revolving Lenders”) have agreed to provide a revolving commitment in respect of the New Revolver in the amounts set forth on Schedule 2.01A to the Amended Credit Agreement (as defined below) attached as Exhibit B hereto;

WHEREAS, in connection with the approval of this Amendment and the replacement of the Existing Revolver with the New Revolver, the New Revolving Lenders have agreed to become a party to the Amended Credit Agreement as a Lender thereunder;

WHEREAS, in connection with the approval of this Amendment and the replacement of the Existing Revolver with the New Revolver, any Revolving Loans or other Obligations of certain other existing Revolving Lenders (the “Exiting Lenders”) consisting of principal, interest or fees in respect of its Revolving Commitments and any Revolving Loans held by such Lender shall be satisfied by the Borrowers and the Revolving Commitments under the Existing Credit Agreement shall be terminated on the Amendment Effective Date (as defined below);

WHEREAS, the Borrowers have requested that the Required Lenders agree to amend certain other provisions of the Existing Credit Agreement as hereinafter set forth; and

WHEREAS, subject to the terms and conditions herein, the Required Lenders and the New Revolving Lenders have agreed to amend the Existing Credit Agreement and replace the Existing Revolver with the New Revolver, as more fully set forth below.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

(a)                               Effective on the Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended to read in the form attached hereto as Exhibit A (as so amended, the “Amended Credit Agreement”).

(b)                               Effective on the Amendment Effective Date (as defined below), Schedule 2.01A to the Existing Credit Agreement is hereby amended to read in the form attached hereto as Exhibit B.

(c)                               Effective on the Amendment Effective Date (as defined below), Exhibit D to the Existing Credit Agreement is hereby amended to read in the form attached hereto as Exhibit C.

(d)                               Effective on the Amendment Effective Date (as defined below), a new Schedule 1.01(a) is hereby added to the Amended Credit Agreement to read in the form attached hereto as Exhibit D.

(e)                               Effective on the Amendment Effective Date (as defined below), a new Schedule 1.01(b) is hereby added to the Amended Credit Agreement to read in the form attached hereto as Exhibit E.

(f)                                 Effective on the Amendment Effective Date (as defined below), a new Schedule 2.02 is hereby added to the Amended Credit Agreement to read in the form attached hereto as Exhibit F.

(g)                               Effective on the Amendment Effective Date (as defined below), a new Exhibit H-1 (Form of Bid Request) is hereby added to the Amended Credit Agreement to read in the form attached hereto as Exhibit G.

(h)                               Effective on the Amendment Effective Date (as defined below), a new Exhibit H-2 (Form of Competitive Bid) is hereby added to the Amended Credit Agreement to read in the form attached hereto as Exhibit H.

2.                                    ESCROW/EFFECTIVENESS

(a)                               Conditions of Escrow.  The Administrative Agent, the Required Lenders, the New Revolving Lenders and the Borrowers shall be deemed to have delivered their signature pages to this Amendment to be held in escrow pending the effectiveness of this Amendment (as set forth in Section 2(b) below) pursuant to the terms of the Escrow Agreement (as defined below) upon satisfaction of the following conditions precedent:

(i)                                   Amendment.  Receipt by the Administrative Agent of executed counterparts of this Amendment, duly executed by each Borrower, the Administrative Agent, the Required Lenders and each New Revolving Lender.

(ii)                                Escrow Agreement.  Receipt by the Administrative Agent of executed counterparts of an Escrow Agreement (with all attachments thereto), dated as of December 17, 2010, duly executed by each Borrower, the Administrative Agent, the Required Lenders and each New Revolving Lender, in form and substance acceptable to the parties thereto (the “Escrow Agreement”).

(iii)                             Resolutions, Etc.  Receipt by the Administrative Agent of such resolutions or other action, incumbency certificates of Responsible Officers of each Borrower, as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment.

(iv)                            Good Standing. Receipt by the Administrative Agent of evidence that each Borrower is validly existing and in good standing in its jurisdiction of organization and the tax identification number for each Borrower.

(v)                               Officer’s Certificate.  Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Parent stating that (i) no Default or Event of Default exists as of the date of such certificate, (ii) the representations and warranties contained in Article V of the Existing Credit Agreement and the other Loan Documents are true and correct in all material respects, on and as of the date of such certificate, except to the extent that such representations and warranties specifically refer to an earlier date, in which case, they are true and correct in all material respects as of such earlier date, except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Existing Credit Agreement and (iii) except as indicated in such certificate, the Organization Documents of each Borrower delivered in connection with the Existing Credit Agreement (including any Joinder Agreement) have not been amended or modified and remain in full force and effect (it being understood that the Administrative Agent shall receive certified copies of any amended or modified Organization Documents).

(vi)                            Revolving Notes. Receipt by the Administrative Agent of a Revolving Note executed by the Borrowers in favor of each Revolving Lender requesting a Revolving Note.

(vii)                         Fees and Expenses. Receipt by the Administrative Agent of any fees required to be paid by the Borrowers to the Lenders in connection with this Amendment on or before the date of the Escrow Agreement, to the extent invoiced prior to the date of the Escrow Agreement. Receipt by the Administrative Agent of reimbursement of any expenses of the Administrative Agent and the lead arrangers incurred in connection with this Amendment required to be reimbursed by the Borrowers on or before the date of the Escrow Agreement, to the extent invoiced prior to the date of the Escrow Agreement.

(b)                               Conditions of Effectiveness.  This Amendment shall become effective on the day (the “Amendment Effective Date”) on which each of the following conditions precedent has been satisfied:

(i)                                   Opinions of Counsel.  Receipt by the Administrative Agent of favorable opinions of legal counsel to the Borrowers, addressed to the Administrative Agent and each Lender, dated as of the Amendment Effective Date.

(ii)                                Officer’s Certificate.  Receipt by the Administrative Agent of a certificate dated as of the Amendment Effective Date signed by a Responsible Officer of the Parent stating that no Default or Event of Default exists on the Amendment Effective Date, either before or immediately after giving effect to this Amendment.

(iii)                             Payoff of Exiting Lenders.  All amounts owing to the Exiting Lenders under the Existing Credit Agreement consisting of principal, interest or fees (including, without limitation, any breakage fees to the extent invoiced prior to the Amendment Effective Date) with respect to the Existing Revolver shall have been paid in full and all Revolving Commitments under the Existing Credit Agreement shall have been terminated.

(iv)                            Fees and Expenses.  Receipt by the Administrative Agent of any fees required to be paid to the Administrative Agent, the lead arrangers and the Lenders by the Borrowers on or before the Amendment Effective Date, to the extent invoiced prior to the Amendment Effective Date. Receipt by the Administrative Agent of reimbursement of any expenses of the Administrative Agent and the lead arrangers incurred in connection with this Amendment required to be reimbursed by the Borrowers on or before the Amendment Effective Date, to the extent invoiced prior to the Amendment Effective Date.

3.                                    LENDER JOINDER

Each New Lender desires to become a Revolving Lender pursuant to the terms of the Amended Credit Agreement.  Accordingly, each New Lender hereby agrees as follows with the Administrative Agent and the Borrowers:

(a)                               Each New Lender hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such New Lender will be deemed to be a party to the Amended Credit Agreement and a “Lender” for all purposes of the Amended Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender thereunder as fully as if it has executed the Amended Credit Agreement and the other Loan Documents. Each New Lender hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Amended Credit Agreement and in the Loan Documents which are binding upon the Lenders, including, without limitation all of the authorizations of the Lenders set forth in Article IX of the Amended Credit Agreement, as supplemented from time to time in accordance with the terms thereof.

(b)                               Each New Lender agrees (i) that, concurrently herewith, it will execute and deliver to the Administrative Agent a customary administrative agent questionnaire, and (ii) that, at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Amendment.

(c)        Each New Lender’s new Revolving Commitment under the Amended Credit Agreement shall be the amount set forth on Schedule 2.01A attached as Exhibit B to this Amendment.

(d)        Each New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Revolving Lender under the Amended Credit Agreement, (B) from and after the Amendment Effective Date, it shall be bound by the provisions of the Amended Credit Agreement and, to the extent of its Applicable Percentage of the Revolving Commitments, shall have the rights and obligations of a Revolving Lender thereunder, (C) it has received a copy of the Existing Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision, and (D) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Existing Credit Agreement (including Section 3.01 thereof), duly completed and executed by such New Lender; and (i) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

4.         MISCELLANEOUS

(a)        Ratification of Loan Documents.

(i)         The term “Credit Agreement” as used in each of the Loan Documents shall, as of and following the Amendment Effective Date, mean the Existing Credit Agreement as amended and modified by this Amendment in the form attached as Exhibit A.

(ii)        The Borrowers acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of its respective obligations under the Loan Documents and that, after the date hereof, this Amendment shall constitute a Loan Document.

(b)        Authority/Enforceability.  The Borrowers represent and warrant to the Administrative Agent as follows:

(i)         They have taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)        This Amendment has been duly executed and delivered by the Borrowers and constitute the Borrowers’ legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to

(A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)       The execution and delivery of this Amendment does not (A) violate, contravene or conflict with any provision of their Organization Documents or (B) materially violate, contravene or conflict with any Law applicable to them.

(c)        Counterparts/Telecopy.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of executed counterparts of this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original shall be delivered if requested by the Administrative Agent.

(d)        Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(e)        Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Second Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ALEXANDRIA REAL ESTATE EQUITIES, INC.,
a Maryland corporation

By:
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership

By: ARE-QRS Corp., a Maryland corporation,
general partner

By:
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-QRS CORP., a Maryland corporation

By:
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE ACQUISITIONS, LLC, a Delaware limited liability company

By: ARE-QRS Corp., a Maryland corporation, managing member

By:
		Name:	Dean A. Shigenaga
		Title:	Chief Financial Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

123 AUCTION, LLC
ARE-377 PLANTATION STREET, LLC
ARE-6166 NANCY RIDGE, LLC
ARE-EAST RIVER SCIENCE PARK, LLC
ARE-EASTLAKE AVENUE NO. 3, LLC
ARE-MA REGION NO. 13, LLC
ARE-MA REGION NO. 14, LLC
ARE-MA REGION NO. 16, LLC
ARE-MA REGION NO. 19, LLC
ARE-MA REGION NO. 20, LLC
ARE-MA REGION NO. 21, LLC
ARE-MA REGION NO. 23, LLC
ARE-MA REGION NO. 25, LLC
ARE-MA REGION NO. 26, LLC
ARE-MA REGION NO. 28, LLC
ARE-MA REGION NO. 30, LLC
ARE-MA REGION NO. 32, LLC
ARE-MA REGION NO. 33 LLC
ARE-MA REGION NO. 34, LLC
ARE-MA REGION NO. 35, LLC
ARE-MA REGION NO. 36, LLC
ARE-MA REGION NO. 37, LLC
ARE-MA REGION NO. 38, LLC
ARE-MA REGION NO. 39, LLC
ARE-MA REGION NO. 40, LLC
ARE-MA REGION NO. 43, LLC
ARE-MARYLAND NO. 23, LLC
ARE-MARYLAND NO. 38, LLC
ARE-MD NO. 1, LLC
ARE-NC REGION NO. 6, LLC
ARE-NC REGION NO. 7, LLC
ARE-NC REGION NO. 9, LLC
ARE-NC REGION NO. 11, LLC
ARE-PA REGION NO. 6, LLC
ARE-PA REGION NO. 7, LLC
ARE-PASADENA NO. 3, LLC
ARE-SAN FRANCISCO NO. 12, LLC
ARE-SAN FRANCISCO NO. 15, LLC
ARE-SAN FRANCISCO NO. 18, LLC,
each a Delaware limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

By:
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

ARE-SAN FRANCISCO NO. 19, LLC
ARE-SAN FRANCISCO NO. 25, LLC
ARE-SAN FRANCISCO NO. 26, LLC
ARE-SAN FRANCISCO NO. 29, LLC
ARE-SAN FRANCISCO NO. 33, LLC
ARE-SAN FRANCISCO NO. 41, LLC
ARE-SAN FRANCISCO NO. 42, LLC
ARE-SD REGION NO. 17, LLC
ARE-SD REGION NO. 18, LLC
ARE-SD REGION NO. 23, LLC
ARE-SD REGION NO. 24, LLC
ARE-SD REGION NO. 25, LLC
ARE-SD REGION NO. 28, LLC
ARE-SD REGION NO. 29, LLC
ARE-SD REGION NO. 32, LLC
ARE-SEATTLE NO. 10, LLC
ARE-SEATTLE NO. 11, LLC
ARE-SEATTLE NO. 12, LLC
ARE-SEATTLE NO. 14, LLC
ARE-SEATTLE NO. 15, LLC
ARE-SEATTLE NO. 16, LLC
ARE-SEATTLE NO. 17, LLC
ARE-SEATTLE NO. 20, LLC
ARE-SEATTLE NO. 22, LLC
ARE-SEATTLE NO. 23, LLC
ARE-SEATTLE NO. 24, LLC
ARE-SEATTLE NO. 25, LLC
ARE-SEATTLE NO. 27, LLC
ARE-SORRENTO VIEW, LLC
ARE-TECHNOLOGY CENTER SSF, LLC
GDD INDUSTRIES, LLC
GULL AVENUE, LLC
JBC ENDEAVORS, LLC
JC TWINS, LLC
JP HOSPITALITY, LLC
JSW INDUSTRIES, LLC
JSW PROPERTIES, LLC
LMC STORAGE, LLC
ORANGE COAST, LLC
SAR ENTERPRISES, LLC,
each a Delaware limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

By:
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

ARE-100/800/801 CAPITOLA, LLC
ARE-10505 ROSELLE STREET, LLC
ARE-108 ALEXANDER ROAD, LLC
ARE-129/153/161 HILL STREET, LLC
ARE-14 FIRSTFIELD ROAD, LLC
ARE-150/154 TECHNOLOGY PARKWAY, LLC
ARE-19 FIRSTFIELD ROAD, LLC
ARE-2425/2400/2450 GARCIA BAYSHORE, LLC
ARE-2625/2627/2631 HANOVER, LLC
ARE-279 PRINCETON ROAD, LLC
ARE-3770 TANSY STREET, LLC
ARE-480 ARSENAL STREET, LLC
ARE-5 TRIANGLE DRIVE, LLC
ARE-500 ARSENAL STREET, LLC
ARE-6146 NANCY RIDGE, LLC
ARE-700/730 SOUTH RAYMOND, LLC
ARE-7030 KIT CREEK, LLC
ARE-770/784/790 MEMORIAL DRIVE, LLC
ARE-819/863 MITTEN ROAD, LLC
ARE-EAST JAMIE COURT, LLC,
each a Delaware limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, managing member

By: ARE-QRS Corp., a Maryland corporation, general partner

By:
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

ARE-10933 NORTH TORREY PINES, LLC
ARE-3535/3565 GENERAL ATOMICS COURT, LLC, each a Delaware limited liability company

By: Alexandria Real Estate Equities, Inc., a Maryland corporation, managing member

By:
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

ARE-JOHN HOPKINS COURT, LLC,
each a Delaware limited liability company

By: ARE-QRS Corp., a Maryland corporation, managing member

By:
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-381 PLANTATION STREET, LLC
ARE-60 WESTVIEW, LLC
ARE-ONE INNOVATION DRIVE, LLC,
each a Delaware limited liability company

By: AREE-Holdings, L.P., a Delaware limited partnership, managing member

By: ARE-GP Holdings QRS Corp., a Delaware corporation, general partner

By:
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-WESTERN NEWBROOK, LLC,
a Delaware limited liability company

By: AREE-Holdings II, L.P., a Delaware limited partnership, managing member

By: ARE-GP/II Holdings QRS Corp., a Delaware corporation, general partner

By:
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

ARE-20/22/1300 FIRSTFIELD QUINCE ORCHARD, LLC, a Delaware limited liability company

By: ARE-GP/VI Holdings QRS Corp., a Delaware corporation, managing member

By:
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-BELMONT, LLC,
a Delaware limited liability company

By: ARE-BELMONT MM, LLC, a Delaware limited liability company, managing member

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

By:
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-708 QUINCE ORCHARD, LLC,
a Delaware limited liability company

By: ARE-GP 708 Quince Orchard QRS Corp., a Maryland corporation, managing member

By:
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

ARE-MA REGION NO. 9, LLC,
a Delaware limited liability company

By: ARE-MA REGION NO. 9 MM, LLC, a Delaware limited liability company, manager

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, as general partner

By:
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

ARE-VIRGINIA NO. 2, LLC,
a Delaware limited liability company

By: ARE-Virginia No. 2 Member, LLC, a Delaware limited liability company, manager

By: Alexandria Real Estate Equities, Inc., a Maryland corporation, sole member

By:
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

ARE-702 ELECTRONIC DRIVE, L.P
ARE-PA REGION NO. 3, L.P.
ARE-PA REGION NO. 4, L.P.,
each a Delaware limited partnership

By: AREE-Holdings, L.P., a Delaware limited partnership, general partner

By: ARE-GP Holdings QRS Corp., a Delaware corporation, general partner

By:
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

ARE-MARYLAND NO. 25, LLC
ARE-MARYLAND NO. 26, LLC
ARE-MARYLAND NO. 27, LLC
ARE-MARYLAND NO. 31, LLC
ARE-MARYLAND NO. 32, LLC,
each a Maryland limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

By:
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-MARYLAND NO. 30, LLC,
a Maryland limited liability company

By: ARE-Maryland No. 29, LLC, a Delaware limited liability company, sole member

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, sole member

By: ARE-QRS Corp., a Maryland corporation, general partner

By:
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

ARE-5 RESEARCH PLACE, LLC,
a Maryland limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, manager

By: ARE-QRS Corp., a Maryland corporation, general partner

By:
	Name:	Dean A. Shigenaga
	Title:	Chief Financial Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

ARE-MARYLAND NO. 7 CORP.
ARE-MARYLAND NO. 8 CORP.
ARE-25/35/45 W. WATKINS CORP.,
each a Maryland corporation

By:
Name: Dean A. Shigenaga
Title: Chief Financial Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

ARE-BC NO. 1 TRUST,
a Delaware common law trust

By: WILMINGTON TRUST COMPANY, not in its
individual capacity but solely as trustee of ARE-BC NO.
1 TRUST

By:
Name: Adam B. Scozzafava
Title: Financial Services Officer

A.R.E. QUEBEC NO. 1 TRUST,
a Delaware common law trust

By: WILMINGTON TRUST COMPANY, not in its
individual capacity but solely as trustee of A.R.E.
QUEBEC NO. 1 TRUST

By:
Name: Adam B. Scozzafava
Title: Financial Services Officer

A.R.E. QUEBEC NO. 2 TRUST,
a Delaware common law trust

By: WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as trustee of A.R.E.
QUEBEC NO. 2 TRUST

By:
Name: Adam B. Scozzafava
Title: Financial Services Officer

ARE-BC NO. 2 TRUST,
a Delaware common law trust

By: WILMINGTON TRUST COMPANY, not in its
individual capacity but solely as trustee of
ARE-BC NO. 2 TRUST

By:
Name: Adam B. Scozzafava
Title: Financial Services Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

ARE-BJ NO. 1 TRUST,
a Delaware common law trust

By: WILMINGTON TRUST COMPANY, not in its
individual capacity but solely as trustee of
ARE-BJ NO. 1 TRUST

By:
Name: Adam B. Scozzafava
Title: Financial Services Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Address for all the foregoing:

Alexandria Real Estate Equities, Inc.

385 E. Colorado Blvd., Suite 299

Pasadena, CA  91101

Attention:  Joel S.  Marcus, Chief Executive Officer

Telephone:  (626) 578-0777

Telecopier:  (626) 578-0770

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

LENDERS:

BANK OF AMERICA, N.A.
as Lender, Swing Line Lender and L/C Issuer

By:
Name:	James P. Johnson
Title:	Senior Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

CITICORP NORTH AMERICA, INC.

By:
Name:	John Rowland
Title:	Director

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

SUNTRUST BANK

By:
Name:	John M. Szeman
Title:	Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

REGIONS BANK

By:
Name:	Thomas K. Day
Title:	Managing Director

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

COMPASS BANK

By:
Name:	Brian Tuerff
Title:	Senior Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

COMERICA BANK

By:
Name:	Adam Sheets
Title:	Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

THE ROYAL BANK OF SCOTLAND PLC

By:
Name:	Brett E. Thompson
Title:	Senior Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

MANUFACTURERS BANK

By:
Name:	Manny Ahsan
Title:	Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

BANK OF EAST ASIA LIMITED, NEW YORK BRANCH

By:
Name:	Kenneth A. Pettis
Title:	Senior Vice President

By:
Name:	Kitty Sin
Title:	Senior Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

MALAYAN BANKING BERHAD, NEW YORK BRANCH

By:
Name:	Fauzi Zulkifli
Title:	General Manager

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

SOVEREIGN BANK

By:
Name:	Frederick H. Murphy, Jr.
Title:	Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

THE NORTHERN TRUST COMPANY

By:
Name:	Carol B. Conklin
Title:	Senior Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:
Name:	Bill O’Daly
Title:	Director

By:
Name:	Kevin Buddhdew
Title:	Associate

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

BANK OF THE WEST

By:
Name:	Ben Arroyo
Title:	Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

TAIWAN BUSINESS BANK LOS ANGELES BRANCH

By:
Name:	Alex Wang
Title:	S.V.P. & General Manager

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:
Name:	John Feeney
Title:	Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

STATE BANK OF INDIA, LOS ANGELES AGENCY

By:
Name:	C Sreenivasulu Setty
Title:	V.P.&Head (Syndications)

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

CHANG HWA COMMERCIAL BANK, LTD.,
LOS ANGELES BRANCH

By:
Name:	Beverley Chen
Title:	Vice President & General Manager

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

LAND BANK OF TAIWAN, LOS ANGELES BRANCH

By:
Name:	Juifu Chien
Title:	General Manager

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

UNITED OVERSEAS BANK LIMITED,
LOS ANGELES AGENCY

By:
Name:	Hoong Chen
Title:	Senior Vice President & General Manager

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

THE BANK OF NOVA SCOTIA

By:
Name:	Teresa Wu
Title:	Director

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

CATHAY UNITED BANK, LTD.

By:
Name:	Grace Chou
Title:	SVP & General Manager

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

UNION BANK, N.A.

By:
Name:	Katherine Brandt
Title:	Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

MEGA INTERNATIONAL COMMERCIAL BANK
CO., LTD. NEW YORK BRANCH

By:
Name:	Priscilla Hsing
Title:	VP & DGM

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

CAPITAL ONE, N.A.
(Successor by merger to Chevy Chase Bank, F.S.B.)

By:
Name:	Frederick H. Denecke
Title:	Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

PEOPLE’S UNITED BANK

By:
Name:	Maurice E. Fry
Title:	Senior Commercial Loan Officer, SVP

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

BNP PARIBAS

By:
Name:	Kandice Gu
Title:	Vice President

By:
Name:	Yung Wu
Title:	Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

JPMORGAN CHASE BANK, N.A.

By:
Name:	Brendan Poe
Title:	Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

BARCLAYS BANK PLC

By:
Name:	Craig J. Malloy
Title:	Directo

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

PNC BANK, NATIONAL ASSOCIATION

By:
Name:	Tyler Lowry
Title:	Assistant Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

NORDDEUTSCHE LANDESBANK GIROZENTRALE
NEW YORK BRANCH AND/OR CAYMAN ISLAND BRANCH

By:
Name:	Lita Kot
Title:	Director

By:
Name:	Neetu Saharia
Title:	Associate Director

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

BRANCH BANKING AND TRUST COMPANY

By:
Name:	Ahaz A. Armstrong
Title:	Assistant Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

ROYAL BANK OF CANADA

By:
Name:	G. David Cole
Title:	Authorized Signatory

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

BANK OF TAIWAN, LOS ANGELES BRANCH

By:
Name:	Chwan-Ming Ho
Title:	Vice President and General Manager

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

CITY NATIONAL BANK

By:
Name:	Robert Besser
Title:	Senior Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

THE BANK OF NEW YORK MELLON

By:
Name:	Kenneth R. McDonnell
Title:	Managing Director

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

GOLDMAN SACHS BANK USA

By:
Name:	Mark Walton
Title:	Authorized Signatory

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

SUMITOMO MITSUI BANKING CORPORATION

By:
Name:	William G. Karl
Title:	General Manager

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALEXANDRIA REAL ESTATE EQUITIES, INC.

DECEMBER 2010

EXHIBIT A

Amended Credit Agreement

(attached)

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of October 31, 2006

among

ALEXANDRIA REAL ESTATE EQUITIES, INC.,

ALEXANDRIA REAL ESTATE EQUITIES, L.P.,

ARE-QRS CORP.,

and

The Other Subsidiaries Party Hereto,

as the Borrowers,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer,

and

The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

J.P. MORGAN SECURITIES LLC

and

CITIGROUP GLOBAL MARKETS INC.,

as Joint Lead Arrangers and Joint Bookrunners

JPMORGAN CHASE BANK, N.A.

and

CITIBANK, N.A.,

as Co-Syndication Agents,

THE BANK OF NOVA SCOTIA

BARCLAYS BANK PLC

THE ROYAL BANK OF SCOTLAND PLC

BBVA COMPASS BANK

and

RBC CAPITAL MARKETS,

as Co-Documentation Agents

i

5.09 Environmental Compliance	80
5.10 Insurance	80
5.11 Taxes	80
5.12 ERISA Compliance	80
5.13 Subsidiaries; Equity Interests	81
5.14 Margin Regulations; Investment Company Act; REIT and Tax Status; Stock Exchange Listing	81
5.15 Disclosure	81
5.16 Compliance with Laws	82
5.17 Intellectual Property; Licenses, Etc.	82
5.18 [Reserved]	82
5.19 Property	82
5.20 Brokers	83
5.21 Other Debt	83
5.22 Solvency	83
ARTICLE VI AFFIRMATIVE COVENANTS	83
6.01 Financial Statements	83
6.02 Certificates; Other Information	84
6.03 Payment of Obligations	86
6.04 Preservation of Existence, Etc.	86
6.05 Maintenance of Properties	87
6.06 Maintenance of Insurance	87
6.07 Compliance with Laws	87
6.08 Books and Records	87
6.09 Inspection Rights	87
6.10 Use of Proceeds	88
6.11 Occupancy Rate	88
6.12 Additional Borrowers	88
ARTICLE VII NEGATIVE COVENANTS	88
7.01 Liens	88
7.02 Investments	90
7.03 Fundamental Changes	91
7.04 Restricted Payments	91
7.05 Change in Nature of Business	92
7.06 Transactions with Affiliates	92
7.07 Burdensome Agreements	92
7.08 Use of Proceeds	92
7.09 Financial Covenants	93
ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES	93
8.01 Events of Default	93
8.02 Remedies Upon Event of Default	95
8.03 Application of Funds	96
ARTICLE IX ADMINISTRATIVE AGENT	96
9.01 Appointment and Authority	96
9.02 Rights as a Lender	97
9.03 Exculpatory Provisions	97
9.04 Reliance by Administrative Agent	98
9.05 Delegation of Duties	98
9.06 Successor Administrative Agent	98
9.07 Non-Reliance on Administrative Agent and Other Lenders	99
9.08 No Other Duties, Etc.	99

9.09 Administrative Agent May File Proofs of Claim	100
9.10 Collateral and Borrower Matters	100
9.11 No Obligations of Borrowers	101
ARTICLE X MISCELLANEOUS	101
10.01 Amendments, Etc.	101
10.01A Required Lenders	102
10.02 Notices; Effectiveness; Electronic Communication	103
10.03 No Waiver; Cumulative Remedies	104
10.04 Expenses; Indemnity; Damage Waiver	105
10.05 Payments Set Aside	106
10.06 Successors and Assigns	107
10.07 Treatment of Certain Information; Confidentiality	111
10.08 Right of Setoff	113
10.09 Interest Rate Limitation	114
10.10 Counterparts; Integration; Effectiveness	114
10.11 Survival of Representations and Warranties	114
10.12 Severability	115
10.13 Replacement of Lenders	115
10.14 Governing Law; Jurisdiction; Etc.	116
10.15 Waiver of Jury Trial	116
10.16 USA PATRIOT Act Notice	117
10.17 Borrowers’ Obligations	117
10.18 ENTIRE AGREEMENT	121
10.19 Hazardous Material Indemnity	121
10.20 Release of a Borrower	121
10.21 No Advisory or Fiduciary Responsibility	122
10.22 Judgment Currency	123
10.23 Release of Borrowers; Certain Exempt Subsidiaries	123
10.24 Alternative Currency Fronting Lenders; Fronting Commitments	124

SCHEDULES

1.01(a)	Mandatory Cost Formulae
1.01(b)	Tech Square
2.01A	Revolving Commitments and Applicable Percentages
2.02	Foreign Currency Lenders
10.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

Form of

A	Committed Loan Notice
B	Swing Line Loan Notice
C-1	Revolving Note
C-2	Term Note
D	Compliance Certificate
E	Assignment and Assumption
F	Joinder Agreement
G	Lender Joinder Agreement
H-1	Bid Request
H-2	Competitive Bid

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of October 31, 2006, among Alexandria Real Estate Equities, Inc., a Maryland corporation (“Parent”), Alexandria Real Estate Equities, L.P., a Delaware limited partnership (“Operating Partnership”), ARE-QRS Corp., a Maryland corporation (“QRS”), ARE Acquisitions, LLC, a Delaware limited liability company (“ARE”), the other borrowers set forth on the signature pages of this Agreement, each other Wholly-Owned Subsidiary of Parent which becomes a party to this Agreement as a borrower (collectively, together with Parent, Operating Partnership, QRS and ARE, the “Borrowers”); each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”); Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor by merger to Banc of America Securities LLC), J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, with reference to the following Recitals:

RECITALS

WHEREAS, the Borrowers, the lenders party thereto, Bank of America, N.A., as administrative agent, and the other agents party thereto entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2004 (as amended previously from time to time, the “Existing Credit Agreement”); and

WHEREAS, the Borrowers have requested that the parties amend and restate the Existing Credit Agreement, and the Lenders are willing to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree that the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

ARTICLE III
DEFINITIONS AND ACCOUNTING TERMS

3.01     Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Absolute Rate” means a fixed rate of interest expressed in multiples of 1/100th of one basis point.

“Absolute Rate Loan” means a Bid Loan that bears interest at a rate determined with reference to an Absolute Rate.

“Adjusted EBITDA” means, for any period of determination and without duplication, an amount equal to (a) EBITDA of Parent and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, minus (b) the Capital Improvement Reserve for the Real Property of Parent and its Subsidiaries, minus (c) (without duplication to the extent already deducted in the calculation of EBITDA) any Minority Interest’s share of the EBITDA of Parent and its Subsidiaries for such period.

“Adjusted Interest Expense” means, with respect to any Person as of the last day of any fiscal period and without duplication, an amount equal to Interest Expense less any financing fees to the extent amortized and any amortization thereof (including fees payable under a Swap Contract), prepayment penalties, cost or expense associated with the early extinguishment of Indebtedness or deferred financing costs.

“Adjusted NOI” means, for any period and with respect to a Revenue-Producing Property, an amount equal to (a) NOI of that Revenue-Producing Property, minus (b) the Capital Improvement Reserve for such Revenue-Producing Property, minus (c) any Minority Interest’s share of the NOI of that Revenue-Producing Property.

“Adjusted Tangible Assets” means, as of any date of determination, without duplication, an amount equal to (a) Total Assets of Parent and its Subsidiaries as of that date, minus (b) Intangible Assets of Parent and its Subsidiaries as of that date, plus (c) any Minority Interest’s share of Intangible Assets minus (d) any Minority Interest’s share of Total Assets as of that date.

“Adjusted Unencumbered Asset Value” means, as of any date of determination, (a) the Unencumbered Asset Value minus (b) any value attributable to Qualified Land and Qualified Development Assets in excess of 35% of the Unencumbered Asset Value minus (c) any value attributable to Qualified Revenue-Producing Properties, Qualified Land, Qualified Development Assets and Qualified Joint Ventures that are located outside the United States or Canada in excess of 30% of the Unencumbered Asset Value.

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Parent and the Lenders.

“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Commitments” means the Commitments of all the Lenders.

“Aggregate Revolving Commitments” means all Revolving Commitments of the Revolving Lenders.  As of the Third Amendment Effective Date, the Aggregate Revolving Commitments are equal to $1,500,000,000.

“Agreement” means this Second Amended and Restated Credit Agreement, as it may be amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time.

“Alternative Currency” means each of Euro, Sterling, Yen, Canadian Dollars and each other currency (other than Dollars) that is approved in accordance with Section 1.05.

“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate

(determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.  “Alternative Currency Fronting Lender” means Bank of America or any other Revolving Lender designated by the Parent and the Administrative Agent (such designation shall be consented to by such Revolving Lender) in its capacity as an Alternative Currency Funding Lender for Revolving Loans denominated in an Alternative Currency in which any Alternative Currency Participating Lender purchases Alternative Currency Risk Participations and in which Bank of America (or such other appointed Revolving Lender) advances to the Borrowers the amount of all such Alternative Currency Participating Lenders’ respective Applicable Percentages of such Revolving Loans in accordance with Sections 2.02(b) and 2.02(f).

“Alternative Currency Funding Applicable Percentage” means, with respect to any Revolving Loan denominated in an Alternative Currency, (a) for each Alternative Currency Funding Lender other than the Alternative Currency Fronting Lender, its Applicable Percentage, and (b) for the Alternative Currency Fronting Lender, the sum of (i) the Applicable Percentage of the Alternative Currency Fronting Lender and (ii) the sum of the respective Applicable Percentages of the Alternative Currency Participating Lenders.

“Alternative Currency Funding Lender” means, with respect to each Revolving Loan denominated in an Alternative Currency, each Revolving Lender other than an Alternative Currency Participating Lender with respect to such Alternative Currency.

“Alternative Currency Loan Credit Exposure” means, with respect to any Revolving Loan denominated in an Alternative Currency, (a) for each Alternative Currency Funding Lender other than the Alternative Currency Fronting Lender, the aggregate outstanding principal amount of its Alternative Currency Funding Applicable Percentage thereof advanced by such Alternative Currency Funding Lender, (b) for the Alternative Currency Fronting Lender, the aggregate outstanding principal amount of its Alternative Currency Funding Applicable Percentage thereof advanced thereby, net of all Alternative Currency Risk Participations purchased or funded, as applicable, therein, and (c) for each Alternative Currency Participating Lender, the aggregate outstanding principal amount of all Alternative Currency Risk Participations purchased or funded, as applicable, by such Alternative Currency Participating Lender in such Revolving Loan.

“Alternative Currency Participant’s Share” means, for any Alternative Currency Participating Lender in respect of a Revolving Loan denominated in an Alternative Currency, a fraction (expressed as a percentage), the numerator of which is such Alternative Currency Participating Lender’s Applicable Percentage and the denominator of which is the sum of (i) the Applicable Percentage of the Alternative Currency Fronting Lender in respect of such Revolving Loan and (ii) the sum of the respective Applicable Percentages of all of the Alternative Currency Participating Lenders in respect of such Revolving Loan.

“Alternative Currency Participating Lender” means, with respect to each Revolving Loan denominated in an Alternative Currency, any Revolving Lender that has given notice to the Administrative Agent and the Parent that it is unable to fund in the applicable Alternative Currency, unless and until such Revolving Lender delivers to the Administrative Agent and the Borrower a written notice pursuant to Section 2.02(f)(ix) requesting that such Revolving Lender’s designation be changed to an Alternative Currency Funding Lender with respect to such Alternative Currency.

“Alternative Currency Participation Payment Date” has the meaning specified in Section 2.02(f)(iii).

“Alternative Currency Risk Participation” means, with respect to each Revolving Loan denominated in an Alternative Currency advanced by the Alternative Currency Fronting Lender, the risk participation purchased by each of the Alternative Currency Participating Lenders in such Revolving Loan in an amount determined in accordance with such Alternative Currency Participating Lender’s Applicable Percentage of such Revolving Loan, as provided in Section 2.02(f).

“Alternative Currency Sublimit” means an amount equal to 25% of the Aggregate Revolving Commitments.  The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Commitments.

“Applicable Percentage” means, with respect to any Lender at any time, the following percentages (carried out to the ninth decimal place), as of the date of determination and, in the case of each Revolving Lender, subject to adjustment as provided in Section 2.17:

(a)        with respect to a Lender’s obligation to make Revolving Loans and receive payments of principal, interest, fees, costs, and expenses with respect thereto, (i) prior to the Aggregate Revolving Commitments being terminated or reduced to zero, the percentage obtained by dividing (x) such Lender’s Revolving Commitment, by (y) the Aggregate Revolving Commitments and (ii) from and after the time the Aggregate Revolving Commitments have been terminated or reduced to zero, the percentage obtained by dividing (x) the aggregate outstanding principal amount of such Lender’s Revolving Loans by (y) the aggregate outstanding principal amount of all Revolving Loans;

(b)        with respect to a Lender’s obligation to participate in Letters of Credit or Swing Line Loans, to reimburse the Issuing Lender or Swing Line Lender, as applicable, and to receive payments of fees with respect thereto, (i) prior to the Aggregate Revolving Commitments being terminated or reduced to zero, the percentage obtained by dividing (x) such Lender’s Revolving Commitment, by (y) the Aggregate Revolving Commitments, and (ii) from and after the time the Aggregate Revolving Commitments have been terminated or reduced to zero, the percentage obtained by dividing (x) the aggregate outstanding principal amount of such Lender’s Revolving Loans by (y) the aggregate outstanding principal amount of all Revolving Loans;

(c)        with respect to a Term Lender’s right to receive payments of interest, fees, and principal with respect to Term Loans made by such Term Lender, the percentage obtained by dividing (i) the aggregate outstanding amount of such Lender’s Term Loans by (ii) the Term Loan Amount;

(d)        with respect to all other matters as to a particular Lender (including the indemnification obligations arising under Section 10.04), the percentage obtained by dividing (i) the sum of such Lender’s Revolving Commitment, plus such Lender’s portion of the Term Loan Amount, by (ii) the Aggregate Revolving Commitments plus the Term Loan Amount; provided, however, that in the event the Aggregate Revolving Commitments have been terminated or reduced to zero, the Applicable Percentage under this clause (d) shall be the percentage obtained by dividing (A) the outstanding principal amount of such Lender’s Revolving Loans, plus such Lender’s ratable portion of the outstanding Letters of Credit and Swing Line Loans, plus such Lender’s portion of the Term Loan Amount by (B) the principal amount of all outstanding Revolving Loans, plus the aggregate amount of outstanding Letters of Credit, plus the aggregate amount of outstanding Swing Line Loans, plus the Term Loan Amount; and

(e)        the Applicable Percentage of each Revolving Lender and Term Lender is set forth opposite the name of such Lender on Schedule 2.01A (as it may be amended hereunder) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, or in the records of the Administrative Agent, as applicable.

“Applicable Rate” means:

(a)        With respect to the Term Loans, from time to time, the following percentages per annum:

Pricing Level	Debt Rating of Parent	Leverage Ratio	Eurocurrency Rate	Base Rate

1	≥ BBB+/Baal	N/A	0.60%	0%
2	BBB/Baa2	N/A	0.70%	0%
3	BBB-/Baa3	N/A	0.80%	0%
4	unrated or <BBB-/ Baa3	<40%	1.00%	0%
5	unrated or <BBB-/ Baa3	> 40% and <50%	1.15%	.15%
6	unrated or <BBB-/ Baa3	> 50% and <60%	1.25%	.20%
7	unrated or <BBB-/ Baa3	> 60%	1.45%	.25%

For any applicable period, the Applicable Rate shall be the rate set forth opposite the Debt Rating of the Parent for such period; provided, however, that, subject to the definition of Debt Rating, if in any period the Parent does not have a Debt Rating of BBB- or better from S&P or a Debt Rating of Baa3 or better from Moody’s, then the Applicable Rate shall be the rate set forth opposite the Leverage Ratio in effect from time to time.

Initially, the Applicable Rate shall be set at Pricing Level 4. Thereafter, each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date the Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered timely in accordance with such Section, then the Applicable Rate for Pricing Level 7 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to be delivered, until the Business Day such Compliance Certificate is delivered.

(b)        With respect to Revolving Loans, Swing Line Loans, Letters of Credit, the Facility Fee and the Unused Fee, from time to time, but subject to clause (c) below, the following percentages per annum:

Pricing Level	Leverage Ratio	Eurocurrency Rate +	Base Rate +	Facility Fee	Unused Fee
1	<35%	2.30%	1.30%	0%	0.40%
2	>35% but < 40%	2.40%	1.40%	0%	0.40%
3	>40% but < 50%	2.60%	1.60%	0%	0.45%
4	>50%	3.00%	2.00%	0%	0.50%

For any applicable period, the Applicable Rate shall be the rate set forth opposite the Leverage Ratio in effect from time to time.

On the Third Amendment Effective Date, the Applicable Rate shall be set at Pricing Level 2. Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date the Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered timely in accordance with such Section (at any time prior to a Ratings Grid Election), then the Applicable Rate for Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to be delivered, until the Business Day such Compliance Certificate is delivered.

(c)        With respect to Revolving Loans, Swing Line Loans, Letters of Credit, the Facility Fee and the Unused Fee, in the event that the Parent achieves an Investment Grade Rating, the Parent may, upon written notice to the Administrative Agent, elect to convert to the ratings-based pricing grid set forth below (such election, a “Ratings Grid Election”).  Any Ratings Grid Election may be made after the Third Amendment Effective Date and shall be irrevocable.

Pricing Level	Debt Rating	Eurocurrency Rate +	Base Rate +	Facility Fee	Unused Fee
1	> A- / A3	1.75%	0.75%	0.30%	0%
2	BBB+ / Baal	1.85%	0.85%	0.35%	0%
3	BBB / Baa2	2.00%	1.00%	0.40%	0%
4	BBB- / Baa3 or Unrated	2.30%	1.30%	0.45%	0%

Initially, the Applicable Rate applicable under this clause (c) shall be determined based upon the Debt Rating effective at the time of the Parent’s election to convert to a ratings-based pricing grid.  Thereafter, each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the day immediately preceding the effective date of the next such change.  If the Parent has made the Ratings Grid Election as provided above but the Parent thereafter fails to maintain an Investment Grade Rating by at least one of S&P or Moody’s, then the Applicable Rate with respect to Revolving Loans, Swing Line Loans, Letters of Credit, the Facility Fee and the Unused Fee shall be determined pursuant to clause (b) above during the period commencing on the date the Parent no longer has an Investment Grade Rating by at least one of S&P or Moody’s and ending on the date the Parent makes another Ratings Grid Election.

“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, and communicated in writing to the Parent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Appraised Value” means, as of any date of determination, without duplication, with respect to any Real Property, the appraised value (if any) thereof based on its unimproved as-is basis determined pursuant to an appraisal prepared by an M.A.I. certified appraisal and otherwise reasonably satisfactory to Administrative Agent (it being understood and agreed that in no event shall the Borrowers be required to deliver updated appraisals more frequently than once during any 24-month period).

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” mean Merrill Lynch, Pierce, Fenner & Smith Incorporated (successor by merger to Banc of America Securities LLC), J.P. Morgan Securities LLC and Citigroup Global Markets Inc., in their capacity as joint lead arrangers and joint bookrunners.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, in respect of any Capital Lease Obligation of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Audited Financial Statements” means the audited consolidated balance sheet of the Parent and its Subsidiaries for the fiscal year ended December 31, 2005, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Parent and its Subsidiaries, including the notes thereto.

“Availability Period” means the period from and including the Third Amendment Effective Date to the earliest of (a) the Revolving Commitment Termination Date, (b) the date of termination of the Revolving Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Revolving Lender to make Revolving Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

“Bank of America” means Bank of America, N.A. and its successors.

“Base Qualifications” means, for any Real Property, the following criteria:

(a)         to the best of Borrowers’ knowledge and belief, such Real Property does not have any title, survey, environmental or other defects that would give rise to a materially adverse effect as to the value, use of or ability to sell or refinance such property (it being understood and agreed that construction and redevelopment in the ordinary course do not constitute a material adverse effect on the value, use of or ability to sell or refinance such property);

(b)         such Real Property is Unencumbered;

(c)         such Real Property is either owned in fee simple absolute (or, in the case of Qualified Development Assets and Qualified Revenue-Producing Properties, through ownership of a condominium unit) or with a leasehold interest or similar arrangement providing the right to occupy Real Property pursuant to a Mortgageable Ground Lease, in either case, by the Parent, another Borrower or a direct or indirect Subsidiary of the Parent;

(d)         subsequent to a Release Event, such Real Property is owned by (i) a direct or indirect Subsidiary of the Parent (other than the Operating Partnership) that is not obligated in respect of outstanding recourse Indebtedness for borrowed money or (ii) the Parent or the Operating Partnership or any other Borrower not released in accordance with Section 10.23; and

(e)         is located in the United States, Canada, Scotland, the United Kingdom, Germany, Austria, France, Switzerland, the Netherlands, Belgium, Sweden, Denmark, Norway, Finland, Ireland or Japan.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurocurrency Rate plus 1.00%.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Committed Loan that bears interest based on the Base Rate.  All Base Rate Loans shall be denominated in Dollars.

“Bid Borrowing” means a borrowing consisting of simultaneous Bid Loans of the same Type from each of the Lenders whose offer to make one or more Bid Loans as part of such borrowing has been accepted under the auction bidding procedures described in Section 2.04A.

“Bid Loan” has the meaning specified in Section 2.04A(a).

“Bid Loan Lender” means, in respect of any Bid Loan, the Lender making such Bid Loan to the Borrowers.

“Bid Loan Sublimit” means an amount equal to the lesser of (i) (a) the Aggregate Revolving Commitments minus (b) the aggregate Outstanding Amount of the Revolving Loans, minus (c) the Outstanding Amount of all L/C Obligations, minus (d) the Outstanding Amount of all Swing Line Loans and (ii) 50% of the Aggregate Revolving Commitments. The Bid Loan Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Bid Request” means a written request for one or more Bid Loans substantially in the form of Exhibit H-1.

“Borrower Materials” has the meaning set forth in Section 6.02.

“Borrowers” has the meaning specified in the introductory paragraph hereto. Any reference to Borrowers herein shall be deemed to refer to each Person constituting Borrowers, and the responsibilities, obligations and covenants of each such Person under this Agreement and the other Loan Documents shall be joint and several, unless expressly stated otherwise herein or the context otherwise requires; provided, that each Borrower must be a Domestic Subsidiary of the Parent; provided further, that the obligations of Borrowers with respect to the delivery of reports, financial statements, certifications and requests for Borrowings may be performed and executed by Parent with the effect of binding all Borrowers; provided further that after a Release Event, Borrowers shall mean the Parent, the Operating Partnership and any other Borrower not released from its obligations under the Loan Documents in accordance with Section 10.23.

“Borrowing” means a Committed Borrowing, a Bid Borrowing or a Swing Line Borrowing, as the context may require.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and:

(a)        if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;

(b)        if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day;

(c)        if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and

(d)        if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Canadian Dollars” and “C$” mean the lawful currency of Canada.

“Capital Improvement Reserve” means, with respect to any Real Property now or hereafter owned by the Parent or its Subsidiaries, an amount equal to thirty cents ($.30) multiplied by the Net Rentable Area of the Real Property.

“Capital Lease Obligations” means all monetary obligations of a Person under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease.

“Capitalization Rate” means 7.75% or such greater amount pursuant to Section 2.14.

“Cash” means money, currency or a credit balance in any demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, L/C Issuer or Swing Line Lender (as applicable) and the Revolving Lenders, as collateral for L/C Obligations, Obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the L/C Issuer or Swing Line Lender benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to (a) the Administrative Agent and (b) the L/C Issuer or the Swing Line Lender (as applicable).  “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means:

(a)        securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than one year from the date of acquisition;

(b)        certificates of deposit, time deposits, demand deposits, eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers’ acceptances, having in each case a term of not more than one year, issued by Administrative Agent or any Lender, or by any U.S. commercial bank (or any branch or agency of a non-U.S. bank licensed to conduct business in the U.S.) having combined capital and surplus of not less than $100,000,000 whose short-term securities are rated (at the time of acquisition thereof) at least A-1 by S&P and P-1 by Moody’s;

(c)        demand deposits on deposit in accounts maintained at commercial banks having membership in the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder;

(d)        commercial paper of an issuer rated (at the time of acquisition thereof) at least A-2 by S&P or P-2 by Moody’s and in either case having a term of not more than one year; and

(e)        money market mutual or similar funds that invest primarily in assets satisfying the requirements of clauses (a) through (d) of this definition.

“Cash Interest Expense” means Adjusted Interest Expense of a Person that is paid or currently payable in Cash.

“Change of Control” means (a) any transaction or series of related transactions in which any Unrelated Person or two or more Unrelated Persons acting in concert acquire beneficial ownership (within the meaning of Rule 13d 3(a)(l) under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 40% or more of the outstanding Common Stock, (b) during any period of 12 consecutive months, individuals who at the beginning of such period constituted the board of directors of Parent (together with any new or replacement directors whose election by the board of directors, or whose nomination for election, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for reelection was previously so approved) cease for any reason to constitute a majority of the directors then in office, or (c) a “change of control” as defined in any document governing Indebtedness or Preferred Equity of Parent in excess of $75,000,000 which gives the holders of such Indebtedness or Preferred Equity the right to accelerate or otherwise require payment of such Indebtedness or Preferred Equity prior to the maturity date thereof.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption, or taking effect of any law, rule, regulation, guideline, decision, directive or treaty, (b) any change in any law, rule, regulation, directive, guideline, decision, or treaty or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline, law, rule, treaty or directive (whether or not having the force of law) by any Governmental Authority; provided that for purposes of this Agreement, the Dodd-Frank Wall

Street Reform and Consumer Protection Act and all requests, guidelines, and directives in connection therewith are deemed to have gone into effect and been adopted after the date of this Agreement.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commitment” means any Term Loan Commitment or any Revolving Commitment, as applicable.

“Committed Borrowing” means a borrowing consisting of simultaneous Committed Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

“Committed Loan” means a Revolving Loan or a Term Loan.

“Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Committed Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

“Common Stock” means the common stock of Parent.

“Competitive Bid” means a written offer by a Lender to make one or more Bid Loans, substantially in the form of Exhibit H-2, duly completed and signed by a Lender.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Confidential Information” means (a) all of the terms, covenants, conditions or agreements set forth in any letters of intent or in this Agreement or any amendments hereto and any related agreements of whatever nature, (b) the information and reports provided in compliance with the terms of this Agreement, (c) any and all information provided, disclosed or otherwise made available to the Administrative Agent and the Lenders including, without limitation, any and all plans, maps, studies (including market studies), reports or other data, operating expense information, as-built plans, specifications, site plans, drawings, notes, analyses, compilations, or other documents or materials relating to the properties or their condition or use, whether prepared by Borrowers or others, which use, or reflect, or that are based on, derived from, or are in any way related to the foregoing, and (d) any and all other information of the Parent or any of its Subsidiaries that the Administrative Agent or any Lender may have access to including, without limitation, ideas, samples, media, techniques, sketches, specifications, designs, plans, forecasts, financial information, technical information, drawings, works of authorship, models, inventions, know-how, processes, apparatuses, equipment, algorithms, financial models and databases, software programs, software source documents, manuals, documents, properties, names of tenants or potential tenants, vendors, suppliers, distributors and consultants, and formulae related to the current, future, and proposed products and services of the Parent or any of its Subsidiaries or tenants or potential tenants (including, without limitation, information concerning research, experimental work, development, design details and specifications, engineering, procurement requirements, purchasing, manufacturing, customer lists, investors, employees, clients, business and contractual relationships, business forecasts, and sales and marketing plans). Confidential Information may be disclosed or accessible to the Administrative Agent and the Lenders as embodied within tangible material (such as documents, drawings, pictures, graphics, software, hardware, graphs, charts, or disks), orally, or visually.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Debt Rating” means, as of any date of determination, the higher of the credit ratings then assigned to Parent’s long-term senior unsecured debt by either of the Rating Agencies. For purposes of the foregoing, a credit rating of BBB- from S&P is equivalent to a credit rating of Baa3 from Moody’s and vice versa. A credit rating of BBB from S&P is equivalent to a credit rating of Baa2 from Moody’s and vice versa. It is the intention of the parties that if Parent shall only obtain a Debt Rating from one of the Rating Agencies without seeking a credit rating from the other of the Rating Agencies, the Borrowers shall be entitled to the benefit of the Pricing Level for such credit rating. If Parent obtains a Debt Rating from both of the Rating Agencies, the higher of the two ratings shall control, provided that the lower rating is only one level below that of the higher rating. If, however, the lower rating is more than one level below that of the higher Debt Rating, the Pricing Level that is one level higher than the lower Debt Rating shall apply.  If the Parent has only one Investment Grade Rating, then that Debt Rating shall apply.  If Parent obtains a Debt Rating from both of the Rating Agencies and thereafter loses such rating from one of the Rating Agencies, the Parent shall be deemed to not have a Debt Rating from such Rating Agency. At any time, if either of the Rating Agencies shall no longer perform the functions of a securities rating agency, then the Borrowers and the Administrative Agent shall promptly negotiate in good faith to agree upon a substitute rating agency or agencies (and to correlate the system of ratings of each substitute rating agency with that of the rating agency being replaced), and pending such amendment, the Debt Rating of the other of the Rating Agencies, if one has been provided, shall continue to apply.

“Debt Service” means, for any period with respect to a Person’s Indebtedness, the sum of all Interest Charges and regularly scheduled principal payments due and payable during such period, excluding any balloon payments due upon maturity of the Indebtedness, refinancing of the Indebtedness or repayments thereof in connection with asset sales; provided that Debt Service shall not include any Minority Interest’s share of any of the foregoing. Debt Service shall include the portion of rent payable by a Person during such period under Capital Lease Obligations that should be treated as principal in accordance with GAAP but shall exclude Interest Charges related to committed construction loans.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate and any Mandatory Cost) otherwise applicable to such Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate for Eurocurrency Rate Committed Loans plus 2% per annum.

“Defaulting Lender” means, subject to Section 2.17(b), any Revolving Lender that, as reasonably determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit, Swing Line Loans or Alternative Currency Risk Participations, within three Business Days of the date required to be funded by it hereunder, unless the subject of a good faith dispute (b) has notified the Parent or the Administrative Agent that it does not intend to comply with its funding obligations hereunder or has made a public statement to that effect with respect to its funding obligations other agreements generally in which it commits to extend credit, unless such failure is subject to a good faith dispute, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner reasonably satisfactory to the Administrative Agent that it will comply with its funding obligations, unless the subject of a good faith dispute; provided that, notwithstanding the provisions of Section 2.17, such Revolving Lender shall cease to be a Defaulting Lender upon the Administrative Agent’s receipt of such confirmation, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Revolving Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Revolving Lender or any direct or indirect parent company thereof, or the exercise of control over such Revolving Lender or any direct or indirect parent company thereof, in each case, by a Governmental Authority.

“Development Investments” means, as of any date of determination, direct or indirect investments in Real Property which, as of such date, is the subject of ground-up development to be used principally for office, laboratory, research, health sciences, technology, manufacturing or warehouse purposes and related real property (and appurtenant amenities); provided, that, such Real Property or any portion thereof will only constitute a Development Investment from the date construction has commenced thereon until the date on which the Real Property and applicable improvements receive a final certificate of occupancy or equivalent certification allowing legal occupancy for its intended purpose.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and dispositions due to casualty or condemnation) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Dollar” and “$”mean lawful money of the United States.

“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

“EBITDA” means, with respect to any Person (or any asset of a Person) for any fiscal period and without double counting, the sum of (a) the Net Income of such Person (or attributable to assets of the

Person) for that period, plus (b) the following to the extent deducted in calculating Net Income of such Person (i) any non-recurring loss, plus (ii) Interest Expense for that period, plus (iii) the aggregate amount of federal and state taxes on or measured by income of such Person for that period (whether or not payable during that period), plus (iv) depreciation, amortization and all other non-cash expenses (including non-cash officer compensation and any write-down of goodwill pursuant to GAAP) of such Person for that period, in each case as determined in accordance with GAAP, plus (v) transaction costs and expenses in connection with any merger or acquisition (whether or not consummated) not permitted to be capitalized pursuant to GAAP, plus (vi) severance and restructuring charges plus (vii) charges related to the early extinguishment of Indebtedness minus (c) any non-operating, non-recurring gain to the extent included in calculating Net Income of such Person (or attributable to assets of such Person).

“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, and (ii) unless an Event of Default has occurred and is continuing, the Parent (on behalf of the Borrowers) (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrowers or any of the Borrowers’ Affiliates or Subsidiaries.

“EMU” means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environmental Laws” means any and all applicable Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions governing pollution and the protection of the environment or the release of any Hazardous Materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrowers, or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement by any Borrower pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interest” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, and other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Equity Offering” means the issuance and sale by the Parent or the Operating Partnership of any equity securities.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrowers within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrowers or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrowers or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA or the treatment of a Multiemployer Plan amendment as a termination under Section 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan or Multiemployer Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA to the extent that such determination could reasonably be expected to give rise to a Material Adverse Effect; or (h) the imposition of any material liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrowers or any ERISA Affiliate.

“Euro” and “EUR” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

“Eurocurrency Bid Margin” means the margin above or below the Eurocurrency Rate to be added to or subtracted from the Eurocurrency Rate, which margin shall be expressed in multiples of 1/100th of one basis point.

“Eurocurrency Margin Bid Loan” means a Bid Loan that bears interest at a rate based upon the Eurocurrency Rate.

“Eurocurrency Rate” means:

(a)        means, for any Interest Period with respect to a Eurocurrency Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.  If such rate is not available at such time for any reason, then the “Eurocurrency Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch (or other Bank of America branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; and

(b)        for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) BBA LIBOR, at approximately 11:00 a.m., London time determined two London

Banking Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurocurrency market at their request at the date and time of determination.

“Eurocurrency Rate Committed Loan” means a Committed Loan that bears interest at a rate based on clause (a) of the definition of “Eurocurrency Rate.”

“Eurocurrency Rate Loan” means a Eurocurrency Rate Committed Loan or a Eurocurrency Margin Bid Loan.

“Event of Default” has the meaning set forth in Section 8.01.

“Exchange Proceeds” means the net issuance proceeds from Equity Offerings, which Borrowers have designated or otherwise stated that they intend to use to make Restricted Payments on account of then existing Preferred Equity.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) taxes imposed on or measured by its overall net income (or any Person whose net income is measured with reference to it) (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located, or in which it is doing business, or in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrowers are located, (c) other than with respect to an assignee pursuant to a request by the Borrowers under Section 10.13 or any Alternative Currency Fronting Lender, any United States Federal withholding tax that is imposed on amounts payable to such Person at the time such Person becomes a party hereto (or designates a new Lending Office) or is attributable to such Person’s failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(e), except to the extent that such Person (or its assignor, if any) was entitled, at the time of its appointment or designation of a new Lending Office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 3.01(a) and (d) in the case of any Revolving Lender or any Lender that becomes a party hereto after the Third Amendment Effective Date, any United States Federal withholding tax imposed by reason of a Lender’s failure to comply with the requirements of Sections 1471 through 1474 of the Code or any applicable Treasury regulations promulgated thereunder, or any official interpretations thereof.

“Existing Credit Agreement” has the meaning set forth in the Recitals.

“Existing Revolver Commitment Termination Date” has the meaning set forth in Section 2.14(a).

“Existing Term Loan Maturity Date” has the meaning set forth in Section 2.14(b).

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, that (a) if such day is not a Business Day, the Federal

Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letter” means that certain letter agreement dated as of October 20, 2010 among the Parent, the Administrative Agent, Banc of America Securities LLC (which was merged with and into MLPF&S on or about November 1, 2010), J.P. Morgan Securities LLC and JPMorgan Chase Bank, N.A.

“Fixed Charge Coverage Ratio” means, as of the last day of any fiscal quarter, the ratio obtained by dividing (a) Adjusted EBITDA for the period consisting of that fiscal quarter and the three immediately preceding fiscal quarters by (b) an amount equal to (i) Debt Service of the Parent and its Subsidiaries for such period, plus (ii) all Preferred Distributions (other than redemptions) of Parent and its Subsidiaries during such period.

“Fixed Eurocurrency Rate” means, on any date of determination, for any Swing Line Loan, the sum of:  (a) the rate per annum equal to the BBA LIBOR (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) for a 30 day interest period at approximately 4:00 p.m. (London time) on the date of borrowing; plus (b) the Applicable Rate.  If such rate is not available for any reason, then the “Fixed Eurocurrency Rate”, on such date of determination, shall be (a) the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of a 30 day interest period in same day funds in the approximate amount of the Swing Line Loan by Bank of America and with a term equivalent to a 30 day interest period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m.  (London time) on the day of commencement of such 30 day interest period; plus (b) the Applicable Rate.

“Fixed Eurocurrency Rate Loan” means a Swing Line Loan that bears interest at a rate based on the Fixed Eurocurrency Rate.

“Foreign Lender” means any Lender that is not a United States person as defined in Section 7701(a)(30) of the Code.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Commitment” means, with respect to any Alternative Currency Fronting Lender, the aggregate Dollar Equivalent amount of Alternative Currency Fronting Loans that such Fronting Lender has agreed to make as set forth on Schedule 2.01A, as such amount may be adjusted in accordance with Section 10.24.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funds From Operations” means, with respect to any fiscal period and without double counting, an amount equal to the Net Income (or deficit) of Parent and its Subsidiaries for that period computed on a consolidated basis in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures; provided that Funds From Operations shall exclude impairment charges, charges from the early extinguishment of indebtedness and other non-cash charges. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect Funds From Operations on the same basis. Funds From Operations shall be reported in accordance with the NAREIT Policy Bulletin dated April 5, 2002, as amended, restated, supplemented or otherwise modified from time to time.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision or instrumentality thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Granting Lender” has the meaning specified in Section 10.06(h).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness of the payment or performance of such Indebtedness, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated under any Environmental Law.

“Honor Date” is defined in Section 2.03(c)(i).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with

GAAP:

(a)        all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)        all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances and bank guaranties;

(c)        net obligations of such Person under any Swap Contract;

(d)        all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

(e)        indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)        Capital Lease Obligations; and

(g)        all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, (i) the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or is otherwise liable for such Indebtedness, except to the extent such Indebtedness is expressly made non-recourse to such Person and (ii) Indebtedness shall not include any Minority Interest’s share of any of the foregoing. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capital Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitees” has the meaning specified in Section 10.04(b).

“Initial Pool Properties” means the Qualified Asset Pool Properties described in Schedule 5.18 hereto.

“Intangible Assets” means the value of all assets of a Person and its Subsidiaries (without duplication), determined on a consolidated basis in accordance with GAAP, that are considered to be intangible assets under GAAP, including customer lists, goodwill, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

“Interest Charges” means, as of the last day of any fiscal period and without double counting, the sum of (a) Cash Interest Expense of a Person, plus (b) all interest currently payable in Cash by a Person which is incurred during that fiscal period and capitalized under GAAP, minus (c) any Minority Interest’s share of Cash Interest Expense.

“Interest Coverage Ratio” means, as of the last day of any fiscal quarter, the ratio obtained by dividing (a) the sum of the aggregate Adjusted NOI from the Qualified Asset Pool Properties for that fiscal quarter and the preceding three full fiscal quarters, by (b) the aggregate Interest Charges for such period in respect of the unsecured Indebtedness of the Parent and its Subsidiaries. The Interest Coverage Ratio shall be determined by the Borrowers and shall be reasonably satisfactory to the Administrative Agent excluding interest during construction to the extent capitalized.

“Interest Expense” means, with respect to any Person as of the last day of any fiscal period and without duplication, an amount equal to (a) all interest, fees, charges and related expenses paid or payable (without duplication) for that fiscal period by that Person to a lender in connection with borrowed money (including any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered “interest expense” under GAAP, plus (b) the portion of rent paid or payable (without duplication) for that fiscal period by that Person under Capital Lease Obligations that should be treated as interest in accordance with Accounting Standards Codification Topic No. 840-30, minus (or plus, as applicable) (c) amounts received (or paid) under Swap Contracts plus (d) all other amounts considered to be “interest expense” under GAAP.

“Interest Payment Date” means the fifth (5th) calendar day of each month; provided that if the fifth (5th) calendar day of any month falls on a day other than a Business Day, then the Interest Payment Date shall be the immediately succeeding Business Day.

“Interest Period” means, (a) as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or, in the case of any Eurocurrency Rate Committed Loan, converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrowers in their applicable Committed Loan Notice or Bid Request, as the case may be; and (b) as to each Absolute Rate Loan, a period of not less than 7 days and not more than 180 days as selected by the Parent in its Bid Request; provided that:

(i)         any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(ii)        any Interest Period pertaining to a Eurocurrency Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii)       no Interest Period shall extend beyond the Revolving Commitment Termination Date (in the case of Interest Periods relating to Revolving Loans) or the Term Loan Maturity Date (in the case of Interest Periods relating to Term Loans), as applicable.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, but reduced by any amounts received in respect of such Investment which constitute capital distributions, principal, sale proceeds or otherwise in respect thereof.

“Investment Grade Rating” means a Debt Rating of BBB- or better from S&P or a Debt Rating of Baa3 or better from Moody’s.

“IP Rights” has the meaning specified in Section 5.17.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrowers (or any Subsidiary) or in favor the L/C Issuer and relating to any such Letter of Credit.

“Joinder Agreement” means a joinder agreement substantially in the form attached hereto as Exhibit F.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Revolving Lender, such Revolving Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.  All L/C Advances shall be denominated in Dollars.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing.  All L/C Borrowings shall be denominated in Dollars.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Issuer” means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.05. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swing Line Lender, a Bid Lender, each Alternative Currency Fronting Lender, each Alternative Currency Funding Lender and each Alternative Currency Participating Lender, as applicable.

“Lender Joinder Agreement” means a lender joinder agreement substantially in the form attached hereto as Exhibit G.

“Lender Party” has the meaning set forth in Section 10.07.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrowers and the Administrative Agent.

“Letter of Credit” means any standby letter of credit issued hereunder.  Letters of Credit may be issued in Dollars or in an Alternative Currency.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

“Letter of Credit Expiration Date” means the day that is seven days prior to the Revolving Commitment Termination Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.03(i).

“Letter of Credit Sublimit” means an amount equal to $75,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Leverage Ratio” means, as of the last day of each fiscal quarter, the ratio (expressed as a percentage) obtained by dividing (a) the sum of Total Indebtedness of Parent and its Subsidiaries as of that date minus Unrestricted Cash by (b) the Adjusted Tangible Assets of Parent and its Subsidiaries as of that date.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, deposit arrangement, encumbrance, lien (statutory or other), charge, or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing, other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest).

“Loan” means a Term Loan, a Revolving Loan, a Swing Line Loan, a Bid Loan and/or an L/C Borrowing, as the context requires.

“Loan Documents” means this Agreement, each Revolving Note, each Term Note, each Issuer Document, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.16 of this Agreement, the Fee Letter and any other instrument, document or agreement from time to time delivered by a Borrower in connection with this Agreement.

“MLPF&S” means Merrill Lynch, Pierce Fenner & Smith Incorporated and its successors.

“Majority Lenders” means, as of any date of determination, at least two Lenders having more than 50% of the sum of (a) the Aggregate Revolving Commitments then in effect or, if the Aggregate Revolving Commitments have been terminated pursuant to Section 8.02, the Total Revolving Outstandings (with the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Lender for purposes of this definition), and (b) the Term Loan Amount; provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Majority Lenders.

“Mandatory Cost” means, with respect to any period, the percentage rate per annum determined in accordance with Schedule 1.01(a).

“Material Adverse Effect” means any set of circumstances or events which (a) has had or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document (other than as a result of any action or inaction of the Administrative Agent or any Lender), (b) has been or could reasonably be expected to be material and adverse to the business or condition (financial or otherwise) of the Parent and its Subsidiaries on a consolidated basis or (c) has materially impaired or could reasonably be expected to materially impair the ability of Borrowers to perform the Obligations.

“Maximum Rate” has the meaning set forth in Section 10.09.

“Minimum Book Value” means, as of any date of determination, without duplication, the sum of: (a) all consolidated assets of Parent and its Subsidiaries as of that date, plus (b) Parent’s and its Subsidiaries’ minority interest in unconsolidated assets as of that date, minus (i) Intangible Assets of Parent and its Subsidiaries and (ii) Total Liabilities of Parent and its Subsidiaries as of that date.

“Minority Interest” means, with respect to any non-Wholly-Owned Subsidiary, direct or indirect, of the Parent, any ownership interest of a third party in such Subsidiary.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgageable Ground Lease” means on any date of determination, a lease or similar arrangement providing the right to occupy Real Property (a) which is granted by the fee owner of Real Property, (b) which has a remaining term (calculated only once on the Closing Date or the date the Real Property subject to such lease becomes a Qualified Asset Pool Property) of not less than twenty-five (25) years, including extension options exercisable solely at the discretion of a Borrower or any applicable Subsidiary, (c) under which no material default has occurred and is continuing and (d) with respect to which a security interest may be granted (i) without the consent of the lessor or (ii) pursuant to the consent of the lessor, which consent has been granted.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Negative Pledge” means a Contractual Obligation that contains a covenant binding on the Parent and its Subsidiaries that prohibits Liens on any of their Property, other than (a) any such covenant contained in a Contractual Obligation granting or relating to a particular Lien which affects only the property that is the subject of such Lien and (b) any such covenant that does not apply to Liens which may secure the Obligations now or in the future.

“Net Income” means, for any period and for any Person, the net income of the Person for that period, determined in accordance with GAAP; provided that there shall be excluded therefrom the net amount of any real estate gains or losses.

“Net Rentable Area” means with respect to any Real Property, the floor area of any buildings, structures or improvements available for leasing to tenants (excluding storage lockers and parking spaces) determined in accordance with the Parent’s or its applicable Subsidiary’s rent roll for such Real Property, the manner of such determination shall be consistently applied for all Real Property, unless otherwise approved by the Administrative Agent.

“NOI” means, with respect to any Revenue-Producing Property and with respect to any fiscal period, the sum of (a) the net income of that Revenue-Producing Property for that period, plus (b) Interest Expense of that Revenue-Producing Property for that period, plus (c) the aggregate amount of federal and state taxes on or measured by income of that Revenue-Producing Property for that period (whether or not payable during that period), plus (d) depreciation, amortization and all other non-cash expenses of that Revenue-Producing Property for that period, in each case as determined in accordance with GAAP.

“Non-Recourse Debt” means Indebtedness of any Person for which the liability of such Person (except with respect to fraud, Environmental Laws liability, misapplication of funds, bankruptcy, transfer of collateral in violation of the applicable loan documents, failure to obtain consent for subordinate financing in violation of the applicable loan documents and other exceptions customary in like transactions at the time of the incurrence of such Indebtedness) either is contractually limited to collateral securing such Indebtedness or is so limited by operation of Laws.

“Note(s)” means either or both of the Term Notes or Revolving Notes, as the context requires.

“NYSE” means the New York Stock Exchange.

“Obligations” means all advances to, and debts, liabilities, obligations of, any Borrower arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this

Agreement or any other Loan Document; provided, however, that “Other Taxes” shall not include such amounts to the extent imposed as a result of any transfer by any Lender or the Administrative Agent of any interest in or under any Loan Document.

“Outstanding Amount” means (i) with respect to Committed Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Committed Loans occurring on such date; (ii) with respect to Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Swing Line Loans occurring on such date; (iii) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrowers of Unreimbursed Amounts and (iv) with respect to Bid Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Bid Loans occurring on such date.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market in accordance with banking industry rules or practices in such offshore interbank market.

“Participant” has the meaning set forth in Section 10.06(d).

“Participating Member State” means each state so described in any EMU Legislation.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) including a multiple employer plan but not including a Multiemployer Plan; that is maintained or is contributed to by the Parent or its Subsidiaries and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Permitted Purposes” has the meaning set forth in Section 10.07(a).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(2) of ERISA) established by the Borrowers, or with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Platform” has the meaning set forth in Section 6.02.

“Preferred Distributions” means for any period, the amount of any and all Restricted Payments due and payable in cash by the Parent or any of its Subsidiaries during such period to the holders of Preferred Equity but shall not include any Minority Interest’s share of any such Restricted Payments.

“Preferred Equity” means any form of preferred stock (whether perpetual, convertible or otherwise) or other ownership or beneficial interest in Parent or any of its Subsidiaries that entitles the holders thereof to preferential payment or distribution priority with respect to dividends, assets or other payments over the holders of any other stock or other ownership or beneficial interest in such Person.

“Property” means all assets of the Parent and its Subsidiaries, whether real property or personal property.

“Public Lender” has the meaning set forth in Section 6.02.

“Qualified Asset Pool Property” means Qualified Land, Qualified Revenue-Producing Property, Qualified Development Assets and Qualified Joint Venture Property.

“Qualified Development Asset” means a Real Property that:

(a)                            satisfies the Base Qualifications;

(b)                            constitutes a Development Investment; and

(c)                            does not otherwise constitute a Qualified Revenue-Producing Property or Qualified Land.

“Qualified Joint Venture Property” means a Real Property, owned and controlled by a direct or indirect non-wholly-owned subsidiary of the Parent, that is any of a Qualified Revenue-Producing Property, Qualified Land and/or a Qualified Development Asset.  For purposes of this definition “controlled” means exclusive control of any disposition, refinancing and operating activity without the consent of any other party (other than the Parent or any of its Wholly-owned Subsidiaries). Notwithstanding the foregoing, the Tech Square Project shall be deemed a Qualified Joint Venture Property so long as it meets the criteria set forth above other than those matters set forth on Schedule 1.01(b).

“Qualified Land” means, as of any date of determination, without duplication, Real Property that:

(a)       satisfies the Base Qualifications;

(b)                            is entitled; and

(c)                            does not otherwise constitute a Qualified Revenue-Producing Property or Qualified Development Asset.

“Qualified Revenue-Producing Property” means a Revenue-Producing Property that:

(a)                            satisfies the Base Qualifications;

(b)                            is occupied or available for occupancy (subject to final tenant improvements); and

(c)                            does not otherwise constitute a Qualified Development Asset or Qualified Land.

“Rating Agencies” means (a) S&P and (b) Moody’s.

“Ratings Grid Election” shall have the meaning specified in the definition of “Applicable Rate”.

“Real Property” means, as of any date of determination, real property (together with the underlying real property interests and appurtenant real property rights) then owned, leased or occupied by any Borrower or any of its Subsidiaries.

“Register” has the meaning specified in Section 10.06(c).

“REIT Status” means, with respect to any Person, (a) the qualification of such Person as a real estate investment trust under Sections 856 through 860 of the Code, and (b) the applicability to such Person and its shareholders of the method of taxation provided for in Sections 857 et seq. of the Code.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Release Event” has the meaning specified in Section 10.23.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, (c) with respect to a Bid Loan, a Bid Request, and (d) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lender Adjustment” has the meaning set forth in Section 10.01A.

“Required Lenders” means, as of any date of determination, Lenders having at least 66-2/3% of the sum of (a) the Revolving Commitments then in effect or, if the Aggregate Revolving Commitments have been terminated pursuant to Section 8.02, the Total Revolving Outstandings (with the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Lender for purposes of this definition), and (b) the Term Loan Amount; provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Revolving Lenders” means, as of any date of determination, Revolving Lenders having more than 66-2/3% of the Aggregate Revolving Commitments, or if the Aggregate Revolving Commitments have been terminated pursuant to Section 8.02, Revolving Lenders holding in the aggregate more than 66-2/3% of the Total Revolving Outstandings (with the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans deemed

“held” by such Revolving Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

“Responsible Officer” means, (i) with respect to delivery of executed copies of this Agreement or any Compliance Certificate, the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or any executive vice president of a Borrower and (ii) for all other purposes, the chief executive officer, president, chief financial officer, treasurer, assistant treasurer, secretary, assistant secretary or any executive vice president of a Borrower. Any document delivered hereunder that is signed by a Responsible Officer of a Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Borrower.

“Restricted Payment” means, with respect to any equity interest or any warrant or option to purchase an equity interest issued by the Parent or any of its Subsidiaries, (a) the retirement, redemption, purchase or other acquisition for Cash or for Property by the Parent or such Subsidiary of any such security or interest (excluding any Indebtedness which by its terms is convertible into an Equity Interest), (b) the declaration or (without duplication) payment by the Parent or such Subsidiary of any dividend in Cash or in Property on or with respect to any such security or interest, (c) any Investment by the Parent or such Subsidiary in the holder of 5% or more of any such security or interest if a purpose of such Investment is to avoid characterization of the transaction as a Restricted Payment and (d) any other payment in Cash or Property by the Parent or such Subsidiary constituting a distribution under applicable Laws with respect to such security or interest.

“Revaluation Date” means (a) with respect to any Loan, each of the following:  (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 2.02, (iii) the date the Alternative Currency Fronting Lender has requested payment from the Alternative Currency Participating Lenders in Dollars, and with respect to all other instances pursuant to Section 2.02(f) the date on which payments in Dollars are made between the Alternative Currency Fronting Lender and Alternative Currency Participating Lenders with respect to such Loan and (iv) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit, each of the following:  (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Alternative Currency, and (iv) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Lenders shall require.

“Revenue-Producing Property” means an identifiable improved Real Property that is used principally for office, laboratory, research, health sciences, technology, manufacturing or warehouse purposes and related real property (and appurtenant amenities), or for such other revenue-producing purposes as the Required Lenders may approve.

“Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Borrowers pursuant to Section 2.01, (b) purchase participations in L/C Obligations, (c) purchase participations in Swing Line Loans and (d) if such Lender is an Alternative Currency Participating Lender with respect to any Alternative Currency, purchase Alternative Currency Risk Participations in Revolving Loans denominated in such Alternative Currency, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Lender’s name on Schedule 2.01A or in the Assignment and Assumption pursuant to which such

Revolving Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Revolving Commitment Termination Date” means the earlier of (a) the later of (i) the date that is three years after the Third Amendment Effective Date and (ii) if the Existing Revolver Commitment Termination Date is extended pursuant to Section 2.14, such extended Revolving Commitment Termination Date as determined pursuant to such Section 2.14 and (b) the date the Revolving Commitments are terminated pursuant to Section 2.06 or Article VIII.

“Revolving Lender” means each Lender that, from and after the Third Amendment Effective Date, has a Revolving Commitment or, following termination of the Revolving Commitments, has Revolving Loans outstanding.

“Revolving Loan” means a Base Rate Loan or a Eurocurrency Rate Loan made to the Borrowers by a Revolving Lender in accordance with its Applicable Percentage pursuant to Section 2.01(a), except as otherwise provided herein.

“Revolving Note” means a promissory note made by the Borrowers in favor of, and payable to the order of, a Revolving Lender evidencing Revolving Loans made by such Revolving Lender, substantially in the form of Exhibit C-1.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“SEC Report” means all filings on Form 10-K, Form 10-Q or Form 8-K with the SEC made by the Parent pursuant to the Securities Exchange Act of 1934.

“Second Amendment Effective Date” shall mean May 2, 2007.

“Secured Debt” means Indebtedness of Parent or any of its Subsidiaries that is secured by a Lien; provided, that Secured Debt shall not include any of the Obligations.

“Secured Debt Ratio” means, as of the last day of any fiscal quarter, the ratio (expressed as a percentage) obtained by dividing (a) the Secured Debt of Parent and its Subsidiaries as of such date by (b) the Adjusted Tangible Assets, as of such date.

“Senior Financing Transaction” means the incurrence of senior unsecured Indebtedness by the Parent.

“SPC” has the meaning set forth in Section 10.06(h).

“Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

“Spot Rate” for a currency means the rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.

“Sterling” and “£” mean the lawful currency of the United Kingdom.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrowers.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Sublimit” means an amount equal to $150,000,000.  The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Syndication Agents” means JPMorgan Chase Bank, N.A. and Citicorp North America, Inc., each in its capacity as co-syndication agent.

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tech Square Project” means the seven building campus located in Cambridge, Massachusetts aggregating approximately 1.2 million square feet.

“Term Lenders” means the Term A Lenders, Term A-1 Lenders and any other Term Lenders holding a Term Loan pursuant to Section 2.15.

“Term A Lenders” means Lenders with a Term A Loan Commitment or holding Term A Loans.

“Term A-1 Lenders” means Lenders with a Term A-1 Loan Commitment or holding Term A-1 Loans.

“Term A-1 Loan” means a Term A-1 Loan of any type made to Borrowers by the Term A-1 Lenders in accordance with their Applicable Percentage pursuant to Section 2.01(c).

“Term A-1 Loan Amount” means, at any time, the aggregate principal amount of the Term A-1 Loans outstanding, which on the Second Amendment Effective Date is equal to $150,000,000.

“Term A-1 Loan Commitment” means, as to each Term A-1 Lender, its obligation to make a Term A-1 Loan to the Borrowers pursuant Section 2.01(c), in an aggregate principal amount on the Second Amendment Effective Date not to exceed the amount set forth opposite such Term A-1 Lender’s name on Schedule 2.01A or the amount set forth in the Assignment and Assumption pursuant to which such Term A-1 Lender becomes a party hereto, as applicable.

“Term A Loan” means a Term A Loan of any type made to Borrowers by the Term A Lenders in accordance with their Applicable Percentage pursuant to Section 2.01(b).

“Term A Loan Amount” means, at any time, the aggregate principal amount of the Term A Loans outstanding, which on the Closing Date is equal to $600,000,000.

“Term A Loan Commitment” means, as to each Term A Lender, its obligation to make a Term A Loan to the Borrowers pursuant Section 2.01(b), in an aggregate principal amount on the Closing Date not to exceed such Term A Lender’s portion of the Term A Loan Amount or the amount set forth in the Assignment and Assumption pursuant to which such Term A Lender becomes a party hereto, as applicable.

“Term Loan” means a Term A Loan, a Term A-1 Loan or any other term loan made pursuant to Section 2.15.

“Term Loan Amount” means, at any time, the Term A Loan Amount plus the Term A-1 Loan Amount plus the aggregate outstanding principal amount of all other Term Loans.

“Term Loan Maturity Date” means the later of (a) October 31, 2011 and (b) if the Existing Term Loan Maturity Date is extended pursuant to Section 2.14, such extended Term Loan Maturity Date as determined pursuant to such Section 2.14.

“Term Note” means a promissory note made by the Borrowers in favor of, and payable to the order of, a Term Lender evidencing that portion of the Term Loan made by such Term Lender substantially in the form of Exhibit C-2.

“Third Amendment Effective Date” means [           ].

“Total Assets” means the value of all assets of a Person and its Subsidiaries (without duplication), determined on a consolidated basis in accordance with GAAP; provided that all Real Property shall be valued based on its Unencumbered Asset Value (it being understood that the Unencumbered Asset Value for any Real Property that is not a Qualified Asset Pool Property shall be calculated as if it was a Qualified Asset Pool Property).  In the event that a Person has an ownership or other equity interest in any other Person, which investment is not consolidated in accordance with GAAP (that is, such interest is a “minority interest”), then the assets of a Person and its Subsidiaries shall include such Person’s or its Subsidiaries’ allocable share of all assets of such Person in which a minority interest is owned based on such Person’s respective ownership interest in such other Person.

“Total Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)       all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)       all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances and bank guaranties;

(c)       net obligations of such Person under any Swap Contract;

(d)       all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

(e)          indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)          Capital Lease Obligations; and

(g)          all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, Total Indebtedness shall not include any Minority Interest’s share of any of the foregoing. The amount of any net obligation under any Swap Contract on any date shall be deemed to be (i) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (ii) for any date prior to the date referenced in clause (i), zero.  The amount of any Capital Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Total Liabilities” means all liabilities of a Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, and (without duplication) all Indebtedness and Guarantees of such Person and its Subsidiaries (determined on a consolidated basis), whether or not so classified; provided, that, Total Liabilities shall not include any Minority Interest’s share of liabilities.  In the event that a Person has an ownership or other equity interest in any other Person, which investment is not consolidated in accordance with GAAP (that is, such interest is a “minority interest”), then the liabilities of a Person and its Subsidiaries shall include such Person’s or its Subsidiaries’ allocable share of all liabilities of such Person in which a minority interest is owned based on such Person’s respective ownership interest in such other Person.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Total Revolving Outstandings” means the sum of (i) the aggregate Outstanding Amount of all Revolving Loans plus (ii) the aggregate Outstanding Amount of all Swing Line Loans plus (iii) the aggregate Outstanding Amount of all L/C Obligations plus (iv) the aggregate Outstanding Amount of all Bid Loans.

“to the best knowledge of” means, when modifying a representation, warranty or other statement of any Person, that the fact or situation described therein is known by the Person (or, in the case of a Person other than a natural Person, known by a Responsible Officer of that Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) would have been known by the Person (or, in the case of a Person other than a natural Person, would have been known by a Responsible Officer of that Person).

“Trade Date” has the meaning set forth in Section 10.06(b).

“Type” means (a) with respect to a Committed Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan, and (b) with respect to a Bid Loan, its character as an Absolute Rate Loan or a Eurocurrency Margin Bid Loan.

“Unencumbered” means, with respect to any Revenue-Producing Property, Qualified Land or Qualified Development Assets, that such Revenue-Producing Property, Qualified Land or Qualified

Development Assets (a) is not subject to any Lien other than Liens permitted under Section 7.01 (other than Sections 7.01(r) and (s)), (b) is not subject to any Negative Pledge and (c) is not held by a Person any of whose direct or indirect equity interests are subject to a Lien or Negative Pledge.

“Unencumbered Asset Value” means, as of any date of determination and without double counting any item, the following amounts for the following types of Real Property:

(a)         with respect to any Qualified Revenue-Producing Property owned for a full four consecutive fiscal quarter period or longer, an amount equal to (i) the Adjusted NOI of such Real Property for the prior four full consecutive fiscal quarters divided by (ii) the Capitalization Rate; provided that in the event any such Real Property sustains any material damage, the value of any business interruption insurance proceeds owed to or received by the Borrowers during such period with respect to such Qualified Revenue-Producing Property shall be included in the Adjusted NOI of such Real Property for the periods from the date of such material damage until such time as such Qualified Revenue-Producing Property becomes fully operational.

(b)         with respect to any Qualified Revenue-Producing Property owned for less than four full consecutive fiscal quarters, an amount equal to (i) the Adjusted NOI of such Real Property for the period which the applicable Borrower or Subsidiary has owned and operated such Real Property, adjusted by the Parent to an annual Adjusted NOI in a manner reasonably acceptable to the Administrative Agent, divided by (ii) the Capitalization Rate; provided that in the event any such Real Property sustains any material damage, the value of any business interruption insurance proceeds owed to or received by the Borrowers during such period with respect to such Qualified Revenue-Producing Property shall be included in the Adjusted NOI of such Real Property for the periods from the date of such material damage until such time as such Qualified Revenue-Producing Property becomes fully operational.

(c)         with respect to Qualified Revenue-Producing Property that is being renovated or with respect to which a partial or total renovation was recently completed, an amount as determined at the sole election of the Administrative Agent based on (i) the annualized Adjusted NOI with respect to such Real Property, annualized based on bona fide, arms length signed tenant leases which are in full force and effect requiring current rental payments, divided by the Capitalization Rate, or (ii) the cost basis of such Real Property determined in accordance with GAAP multiplied by the Borrowers’ or their Subsidiaries’ percentage ownership interest in such Qualified Revenue Property.

(d)         with respect to any Real Property that constitutes Qualified Land, an amount equal to, at the option of the Borrowers, (i) the cost basis as determined in accordance with GAAP or the Appraised Value (if any) of such Qualified Land multiplied by (ii) the Borrowers’ or their Subsidiaries’ percentage ownership interest in such Qualified Land.

(e)          with respect to any Real Property that constitutes Qualified Development Assets, an amount equal to (i) the cost basis as determined in accordance with GAAP of such Qualified Development Asset multiplied by (ii) the Borrowers’ or their Subsidiaries’ percentage ownership interest in such Qualified Development Asset; provided that if all or any portion of a Qualified Development Asset is materially damaged, the value of such Qualified Development Asset shall be the amount assigned to such Qualified Development Asset prior to the damage less the amount (as determined by the Borrowers in good faith) by which the casualty insurance proceeds that are owed or received in respect of such casualty event are insufficient to restore such Qualified

Development Asset for a period of up to the lesser of (x) 365 days following such casualty event and (y) the date such Qualified Development Asset is restored and fully functional.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“Unrelated Person” means any Person other than (i) a Subsidiary of Parent, (ii) an employee stock ownership plan or other employee benefit plan covering the employees of Parent and its Subsidiaries or (iii) any Person that held Common Stock on the day prior to the effective date of Parent’s registration statement under the Securities Act of 1933 covering the initial public offering of Common Stock.

“Unrestricted Cash” means an amount (if greater than zero) equal to (a) cash and Cash Equivalents of Borrowers and their Subsidiaries that are not subject to pledge, lien or control agreement (excluding statutory liens in favor of any depositary bank where such cash is maintained), less (b) the sum of (i) $20,000,000, (ii) amounts included in the foregoing clause (a) that are with a Person other than the Borrowers and their Subsidiaries as deposits or security for contractual obligations and (iii) the Total Revolving Outstandings.

“Unsecured Debt Yield” means, as of the last day of each fiscal quarter, the ratio (as expressed as a percentage) of (i) the aggregate Adjusted NOI from the Qualified Asset Pool Properties for the prior four (4) consecutive fiscal quarters if owned for the preceding four (4) fiscal quarters, or the Adjusted NOI for the period owned, annualized, if owned for fewer than four (4) consecutive quarters, or for Qualified Revenue-Producing Properties that are being renovated or with respect to which a partial or total renovation was recently completed, an amount as determined at the sole election of the Administrative Agent based on the annualized Adjusted NOI with respect to such Real Property, annualized based on bona fide, arms length signed tenant leases which are in full force and effect requiring current rental payments, to (ii) the aggregate unsecured Indebtedness of the Parent and its Subsidiaries less Unrestricted Cash as of that date; provided, however, that any Adjusted NOI generated by the Qualified Asset Pool Properties from assets located outside of the United States and Canada that exceeds 30% of total Adjusted NOI of the Qualified Asset Pool Properties utilized in part (i) above shall be deducted therefrom.

“Unsecured Leverage Ratio” means, as of the last day of each fiscal quarter, the ratio (as expressed as a percentage) of (a) aggregate unsecured Indebtedness of Parent and its Subsidiaries as of that date to (b) the Adjusted Unencumbered Asset Value as of that date.

“Wholly-Owned Subsidiary” means a Subsidiary of Parent, 100% of the capital stock or other equity interest of which is owned, directly or indirectly, by Parent, except for director’s qualifying shares required by applicable Laws.

“Yen” and “¥” mean the lawful currency of Japan.

3.02       Other Interpretive Provisions.

With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)          The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and

“including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof; (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)          In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)          Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

3.03       Accounting Terms.

(a)          Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.  Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, the effects of FASB ASC 825 on financial liabilities shall be disregarded.

(b)          Changes in GAAP or Funds From Operations. If at any time any change in GAAP or the calculation of Funds From Operations would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP or Funds From Operations (subject to the approval of the Required Lenders, the Administrative Agent and the Borrowers); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP or Funds From Operations, as applicable, prior to such change therein and (ii) upon written request, the Borrowers shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP or Funds From Operations.

3.04       Exchange Rates; Currency Equivalents.

(a) The Administrative Agent or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent and/or Alternative Currency Equivalents amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies.  Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur.  Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable.

(b)          Wherever in this Agreement in connection with a Committed Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Committed Borrowing, Eurocurrency Rate Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the L/C Issuer, as the case may be.

3.05       Additional Alternative Currencies.

(a) The Borrowers may from time to time request that Eurocurrency Rate Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars and for which Reuters (or any successor thereto) reports a Eurocurrency Rate for such currency for the applicable Interest Periods.  In the case of any such request with respect to the making of Eurocurrency Rate Loans, such request shall be subject to the approval of the Administrative Agent, the applicable Lenders and the Alternative Currency Fronting Lender); and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the L/C Issuer.

(b)          Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the L/C Issuer, in its or their sole discretion).  In the case of any such request pertaining to Eurocurrency Rate Loans, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the L/C Issuer thereof.  Each applicable Lender (in the case of any such request pertaining to Eurocurrency Rate Loans) or the L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.

(c)          Any failure by a Lender or the L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the L/C Issuer, as the case may be, to permit Eurocurrency Rate Loans to be made or Letters of Credit to be issued in such requested currency.  If the Administrative Agent and all the applicable Lenders consent to making Eurocurrency Rate Loans in such requested currency, the Administrative Agent shall so notify the Borrowers and such currency shall thereupon be deemed for all purposes to be an

Alternative Currency hereunder for purposes of any Committed Borrowings of Eurocurrency Rate Loans; and if the Administrative Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrowers and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances.  If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Borrowers.

3.06       Change of Currency.

(a) Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation).  If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Committed Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Committed Borrowing, at the end of the then current Interest Period.

(b)          Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent, in consultation with the Parent, may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

(c)          Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent, in consultation with the Parent, may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

3.07       Times of Day.

Unless otherwise specified, all references herein to times of day shall be references to Pacific time (daylight or standard, as applicable).

3.08       Letter of Credit Amounts.

Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

ARTICLE IV

THE COMMITMENTS AND CREDIT EXTENSIONS

4.01       Committed Loans.

(a)          Revolving Loans.  Subject to the terms and conditions set forth herein, each Lender with a Revolving Commitment (a “Revolving Lender”) severally agrees to make loans (each such loan, a “Revolving Loan”) to the Borrowers in Dollars or in one or more Alternative Currencies from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Revolving Lender’s Revolving Commitment; provided, however, that after giving effect to any Committed Borrowing, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (ii) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender (less, with respect only to the Alternative Currency Fronting Lender, the aggregate Alternative Currency Risk Participations in all Loans denominated in Alternative Currencies), plus, with respect only to the Alternative Currency Participating Lenders, the Outstanding Amount of such Lender’s Alternative Currency Risk Participations in Loans denominated in Alternative Currencies and advanced by the Alternative Currency Fronting Lender, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Lender’s Revolving Commitment, (iii) the aggregate Outstanding Amount of all Revolving Loans denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit and (iv) after giving effect to any Revolving Loans denominated in Alternative Currencies and advanced by the Alternative Currency Fronting Lender, the aggregate Dollar Equivalent amount of all such Revolving Loans funded by such Alternative Currency Fronting Lender shall not exceed the Fronting Commitment of such Alternative Currency Fronting Lender. Within the limits of each Revolving Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(a), prepay under Section 2.05, and reborrow under this Section 2.01(a).  On the Closing Date, all Revolving Loans shall be Base Rate Loans unless the Borrowers shall have delivered at least three Business Days prior to the Closing Date, a funding indemnity letter in form and substance reasonably satisfactory to the Administrative Agent.  Thereafter, Revolving Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(b)          Term A Loan.  Subject to the terms and conditions set forth herein, each Term A Lender severally agrees to fund the portion of the Term A Loan Amount represented by its Term A Loan Commitment to the Borrowers on the Closing Date in an aggregate amount not to exceed such Term A Lender’s Term A Loan Commitment or the Term A Loan Amount.  The Term A Loan shall be made in one draw on the Closing Date.  To the extent all or any portion of the Term A Loans are repaid or prepaid, they may not be reborrowed.  On the Closing Date, all Term A Loans shall be Base Rate Loans unless the Borrowers shall have delivered at least three Business Days prior to the Closing Date, a funding indemnity letter in form and substance reasonably satisfactory to the Administrative Agent.  Thereafter, Term A Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(c)          Term A-1 Loan.  Subject to the terms and conditions set forth herein, each Term A-1 Lender severally agrees to fund the portion of the Term A-1 Loan Amount represented by its Term A-1 Loan Commitment to the Borrowers on the Second Amendment Effective Date in an aggregate amount not to exceed such Term A-1 Lender’s Term A-1 Loan Commitment or the Term A-1 Loan Amount.  The Term A-1 Loan shall be made in one draw on the Second Amendment Effective Date.  To the extent all or any portion of the Term A-1 Loans are repaid or prepaid, they may not be reborrowed.  On the Second Amendment Effective Date, all Term A-1 Loans shall be Base Rate Loans unless the

Borrowers shall have delivered at least three Business Days prior to the Second Amendment Effective Date, a funding indemnity letter in form and substance reasonably satisfactory to the Administrative Agent.  Thereafter, Term A-1 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

4.02       Borrowings, Conversions and Continuations of Committed Loans.

(a)          Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrowers’ irrevocable notice to the Administrative Agent, which may be given by telephone.  Each such notice must be received by the Administrative Agent not later than 12:00 Noon (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars, (ii) three Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, and (iii) on the requested date of any Borrowing of Base Rate Committed Loans or of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Committed Loans; provided, however, that if the Borrowers wish to request Eurocurrency Rate Loans having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period,” (x) the applicable notice must be received by the Administrative Agent not later than 12:00 Noon (i) four Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Dollars, or (ii) five Business Days (or six Business days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them and (y) not later than 12:00 Noon, (i) three Business Days before the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Dollars, or (ii) four Business Days (or five Business days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, the Administrative Agent shall notify the Borrowers (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders.  Each telephonic notice by the Borrowers pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Parent.  Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $500,000 in excess thereof.  Except as provided in Sections 2.03(c) and 2.04(c), each Committed Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof.  Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrowers are requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) the currency of the Committed Loans to be borrowed.  If the Borrowers fail to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Committed Loans so requested shall be made in Dollars.  If the Borrowers fail to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrowers fail to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of Committed Loans denominated in an Alternative Currency, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month.  Any automatic conversion to Base Rate

Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans.  If the Borrowers request a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fail to specify an Interest Period, they will be deemed to have specified an Interest Period of one month.  No Committed Loan may be converted into or continued as a Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such Committed Loan and reborrowed in the other currency.

(b)          Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount (and currency) of its Applicable Percentage of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Borrowers, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation of Committed Loans denominated in a currency other than Dollars, in each case as described in the preceding subsection. In the case of a Committed Borrowing, each Alternative Currency Funding Lender and each Alternative Currency Fronting Lender, if applicable, shall make the amount of its Committed Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 2:00 p.m., in the case of any Committed Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Committed Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Committed Loan Notice.  Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrowers or the other applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of such Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrowers; provided, however, that if, on the date the Committed Loan Notice with respect to such Borrowing denominated in Dollars is given by the Borrowers, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and, second, shall be made available to the applicable Borrower as provided above.  Notwithstanding the foregoing, if there are no available Alternative Currency Fronting Lenders with sufficient Fronting Commitments to fund the entire requested Revolving Loan to the Borrowers, then the applicable Borrower may decrease the amount of the requested Committed Loan within one (1) Business Day after notice by Administrative Agent of such limitation.  If such Borrower does not reduce its request for a Committed Loan to an amount equal to or less than the available Fronting Commitment, then the requested Committed Loan shall be deemed to be reduced to the available Fronting Commitments.

(c)          Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan.  During the existence of a Default or Event of Default, no Loans may be requested as, converted to or continued as Eurocurrency Rate Loans (whether in Dollars or any Alternative Currency) without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Eurocurrency Rate Loans denominated in an Alternative Currency be prepaid, or redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto.

(d)          The Administrative Agent shall promptly notify the Borrowers and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate.  At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrowers and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e)          After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than 20 Interest Periods in effect with respect to Committed Loans.

(f)           (i)            Subject to all the terms and conditions set forth in this Agreement, including the provisions of Section 2.01, and without limitation of the provisions of Section 2.02, with respect to any Revolving Loans denominated in an Alternative Currency with respect to which one or more Revolving Lenders has given notice to the Administrative Agent and the Parent that it is an Alternative Currency Participating Lender, (A) each Revolving Lender agrees from time to time on any Business Day during the Availability Period to fund its Applicable Percentage of Revolving Loans denominated in an Alternative Currency with respect to which it is an Alternative Currency Funding Lender; and (B) each Revolving Lender severally agrees to acquire an Alternative Currency Risk Participation in Revolving Loans denominated in an Alternative Currency with respect to which it is an Alternative Currency Participating Lender.

(ii)           Each Revolving Loan denominated in an Alternative Currency shall be funded upon the request of the Borrowers in accordance with Section 2.02(b).  Immediately upon the funding by the Alternative Currency Fronting Lender of its Alternative Currency Funding Applicable Percentage of any Revolving Loan denominated in an Alternative Currency with respect to which one or more Revolving Lenders is an Alternative Currency Participating Lender, each Alternative Currency Participating Lender shall be deemed to have absolutely, irrevocably and unconditionally purchased from such Alternative Currency Fronting Lender an Alternative Currency Risk Participation in such Loan in an amount such that, after such purchase, each Revolving Lender (including the Alternative Currency Funding Lenders, the Alternative Currency Fronting Lender and the Alternative Currency Participating Lenders) will have an Alternative Currency Loan Credit Exposure with respect to such Revolving Loan equal in amount to its Applicable Percentage of such Revolving Loan.

(iii)          Upon the occurrence and during the continuance of an Event of Default or upon a reduction of the Fronting Commitment of an Alternative Currency Fronting Lender, such Alternative Currency Fronting Lender may, by written notice to the Administrative Agent delivered not later than 11:00 a.m., on the third Business Day preceding the proposed date of funding and payment by Alternative Currency Participating Lenders of their Alternative Currency Risk Participations purchased in such Revolving Loans as shall be specified in such notice (the “Alternative Currency Participation Payment Date”), request each Alternative Currency Participating Lender to fund its Alternative Currency Risk Participation in the applicable Alternative Currency purchased with respect to such Revolving Loans to the Administrative Agent on the Alternative Currency Participation Payment Date.  Any notice given by the Alternative Currency Fronting Lender or the Administrative Agent pursuant to this subsection may be given by telephone if immediately confirmed in writing; provided that the absence of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(iv)         On the applicable Alternative Currency Participation Payment Date, each Alternative Currency Participating Lender in the Revolving Loans specified for funding pursuant to this Section 2.02(f) shall deliver the amount of such Alternative Currency Participating Lender’s Alternative Currency Risk Participation with respect to such specific Revolving Loans in the applicable Alternative Currency and in Same Day Funds to the Administrative Agent; provided, however, that no Alternative Currency Participating Lender shall be (i) responsible for any default by any other Alternative Currency Participating Lender in such other Alternative Currency Participating Lender’s obligation to pay such amount and/or (ii) required to fund an amount under this Section 2.02(f) that would exceed the amount of such Revolving Lender’s Revolving Commitment.  Upon receipt of any such amounts from the Alternative Currency Participating Lenders, the Administrative Agent shall distribute such amounts in Same Day Funds to the Alternative Currency Fronting Lender.

(v)        In the event that any Alternative Currency Participating Lender fails to make available to the Administrative Agent the amount of its Alternative Currency Risk Participation as provided herein, the Administrative Agent shall be entitled to recover such amount on behalf of the Alternative Currency Fronting Lender on demand from such Alternative Currency Participating Lender together with interest at the Overnight Rate for three (3) Business Days and thereafter at a rate per annum equal to the Default Rate.  A certificate of the Administrative Agent submitted to any Alternative Currency Participating Lender with respect to amounts owing hereunder shall be conclusive in the absence of demonstrable error.

(vi)       In the event that the Alternative Currency Fronting Lender receives a payment in respect of any Revolving Loan, whether directly from a Borrower or otherwise, in which Alternative Currency Participating Lenders have fully funded their purchase of Alternative Currency Risk Participations, the Alternative Currency Fronting Lender shall promptly distribute to the Administrative Agent, for its distribution to each such Alternative Currency Participating Lender, such Alternative Currency Participating Lender’s Alternative Currency Participant’s Share of such payment in Same Day Funds.  If any payment received by the Alternative Currency Fronting Lender with respect to any Revolving Loan in an Alternative Currency made by it shall be required to be returned by the Alternative Currency Fronting Lender after such time as the Alternative Currency Fronting Lender has distributed such payment to the Administrative Agent pursuant to the immediately preceding sentence, each Alternative Currency Participating Lender that has received a portion of such payment shall pay to the Alternative Currency Fronting Lender an amount equal to its Alternative Currency Participant’s Share of the amount to be returned; provided, however, that no Alternative Currency Participating Lender shall be responsible for any default by any other Alternative Currency Participating Lender in that other Alternative Currency Participating Lender’s obligation to pay such amount.

(vii)      Anything contained herein to the contrary notwithstanding, each Alternative Currency Participating Lender’s obligation to acquire and pay for its purchase of Alternative Currency Risk Participations as set forth herein shall be absolute, irrevocable and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Alternative Currency Participating Lender may have against the Alternative Currency Fronting Lender, the Administrative Agent, the Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrowers or any of their Subsidiaries; (iv) any breach of this Agreement or any other Loan Document by the Borrowers or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(viii)      In no event shall (i) the Alternative Currency Risk Participation of any Alternative Currency Participating Lender in any Revolving Loans denominated in an Alternative Currency pursuant to this Section 2.02(f) be construed as a loan or other extension of credit by such Alternative Currency Participating Lender to the Borrowers, any Revolving Lender or the Administrative Agent or (ii) this Agreement be construed to require any Revolving Lender that is an Alternative Currency Participating Lender with respect to a specific Alternative Currency to make any Revolving Loans in such Alternative Currency under this Agreement or under the other Loan Documents, subject to the obligation of each Alternative Currency Participating Lender to give notice to the Administrative Agent and the Borrower at any time such Revolving Lender acquires the ability to make Revolving Loans in such Alternative Currency.

(ix)       The Administrative Agent shall change a Revolving Lender’s designation from Alternative Currency Participating Lender to Alternative Currency Funding Lender with respect to an Alternative Currency for which such Lender previously has been designated an Alternative Currency Participating Lender, upon receipt of a written notice to the Administrative Agent and the Parent from such Alternative Currency Participating Lender requesting that its designation be so changed.  Each Alternative Currency Participating Lender agrees to give such notice to the Administrative Agent and the Parent promptly upon its acquiring the ability to make Revolving Loans in such Alternative Currency.  Schedule 2.02 hereto lists each Alternative Currency Participating Lender as of the Third Amendment Effective Date in respect of each Alternative Currency.

4.03     Letters of Credit.

(a)        The Letter of Credit Commitment.

(i)         Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Borrowers or their Subsidiaries, and to amend Letters of Credit previously issued by it, in accordance with Section 2.03(b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Lenders severally agree to participate in Letters of Credit issued for the account of the Borrowers or their Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (y) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender (less, with respect only to the Alternative Currency Fronting Lender, the aggregate Alternative Currency Risk Participations in all Revolving Loans denominated in Alternative Currencies), plus, with respect only to the Alternative Currency Participating Lenders, such Lender’s Alternative Currency Risk Participations in Revolving Loans denominated in Alternative Currencies advanced by the Alternative Currency Fronting Lender for such Lender, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Lender’s Revolving Commitment and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit.  Each request by the Borrowers for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrowers that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii)        The L/C Issuer shall not issue any Letter of Credit, if:

(A)       Subject to Section 2.03(b)(iv), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance, unless the Required Revolving Lenders have approved such expiry date; or

(B)       the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Lenders have approved such expiry date.

(iii)       The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

(A)       any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

(B)       the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;

(C)       except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount of less than $500,000, in the case of a standby Letter of Credit;

(D)       such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency;

(E)       the L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency;

(F)        such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

(G)       any Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrowers or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.17(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.

(iv)       The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

(v)        The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(vi)       The L/C Issuer shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

(b)        Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i)         Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrowers delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrowers.  Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least five Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may reasonably require.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may reasonably require.  Additionally, the Borrowers shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.

(ii)        Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrowers and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof.  Unless the L/C Issuer has received written notice from any Revolving Lender, the Administrative Agent or any Borrower, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof; the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrowers (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices.  Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such Letter of Credit.

(iii)       Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof; the L/C Issuer will also deliver to the Borrowers and the Administrative Agent and to any requesting Lender a true and complete copy of such Letter of Credit or amendment.

(iv)       If the Borrowers so request in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than sixty (60) days (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the L/C Issuer, the Borrowers shall not be required to make a specific request to the L/C Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrowers that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

(v)        Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrowers and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)        Drawings and Reimbursements; Funding of Participations.

(i)         Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrowers and the Administrative Agent thereof.  In the case of a Letter of Credit denominated in an Alternative Currency, the Borrowers shall reimburse the L/C Issuer in such Alternative Currency, unless (A) the L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Borrowers shall have notified the L/C Issuer promptly following receipt of the notice of drawing that the Borrowers will reimburse the L/C Issuer in Dollars.  In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the L/C Issuer shall notify the Borrowers of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof.  Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor Date”) or 9:00 a.m. on the following Business Day if the notification is later than 11:00 a.m. on the Honor Date, the Borrowers shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency.  If the Borrowers fail to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof.  In such event, the Borrowers shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Revolving Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice).  Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)        Each Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar-denominated payments in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, which date will not be earlier than the Business Day after the Honor Date, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount.  The Administrative Agent shall remit the funds so received to the L/C Issuer in Dollars.

(iii)       With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Revolving Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 2.03.

(iv)       Until each Revolving Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Lender’s Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.

(v)        Each Revolving Lender’s obligation to make Committed Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the L/C Issuer, the Borrowers or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Committed Loans pursuant to this

Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrowers of a Committed Loan Notice).  No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrowers to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi)       If any Revolving Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be.  A certificate of the L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(d)        Repayment of Participations.

(i)         At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Lender such Revolving Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrowers or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in Dollars and in the same funds as those received by the Administrative Agent.

(ii)        If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect.  The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)        Obligations Absolute.  The obligation of the Borrowers to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)         any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii)        the existence of any claim, counterclaim, setoff, defense or other right that the Borrowers or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)       any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)       any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v)        any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrowers or any Subsidiary or in the relevant currency markets generally; or

(vi)       any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrowers or any Subsidiary.

The Borrowers shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrowers’ instructions or other irregularity, the Borrowers will promptly notify the L/C Issuer.  The Borrowers shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f)        Role of L/C Issuer.  Each Revolving Lender and the Borrowers agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Revolving Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document.  The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrowers’ pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrowers which the Borrowers prove were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g)        [Reserved].

(h)        Applicability of ISP.  Unless otherwise expressly agreed by the L/C Issuer and the Borrowers when a Letter of Credit is issued the rules of the ISP shall apply to each Letter of Credit.

(i)         Letter of Credit Fees.  The Borrowers shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Applicable Percentage, in Dollars, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate for Eurocurrency Rate Committed Loans, stated as a percentage per annum times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit.  For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.05.  Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  If there is any change in the Applicable Rate for Eurocurrency Rate Committed Loans during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate for Eurocurrency Rate Loans separately for each period during such quarter that such Applicable Rate for Eurocurrency Rate Committed Loans was in effect.  Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

(j)         Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer.  The Borrowers shall pay directly to the L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit, at the rate equal to 0.125% per annum, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears, and due and payable on the first Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  For purposes of computing the Dollar Equivalent of the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.05.  In addition, the Borrowers shall pay directly to the L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect.  Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(k)        Conflict with Issuer Documents.  In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(l)         Letters of Credit Issued for Subsidiaries.  Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of; a Subsidiary, the Borrowers shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit.  The Borrowers hereby acknowledge that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrowers, and that the Borrowers’ business derives substantial benefits from the businesses of such Subsidiaries.

4.04     Swing Line Loans.

(a)        The Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.04, to make loans (each such loan, a “Swing Line Loan”) in Dollars to the Borrowers from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Loans and L/C Obligations of the Revolving Lender acting as Swing Line Lender, may exceed the amount of such Revolving Lender’s Revolving Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Revolving Outstandings shall not exceed the Revolving Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender (less, with respect only to the Alternative Currency Fronting Lender, the aggregate Alternative Currency Risk Participations in all Revolving Loans denominated in Alternative Currencies), plus, with respect only to the Alternative Currency Participating Lenders, such Lender’s Alternative Currency Risk Participations in Revolving Loans denominated in Alternative Currencies advanced by the Alternative Currency Fronting Lender for such Lender, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Lender’s Revolving Commitment, and provided, further, that the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.  Within the foregoing limits, and subject to the other terms and conditions hereof; the Borrowers may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04.  Each Swing Line Loan shall be a Base Rate Loan or a Fixed Eurocurrency Rate Loan.  Immediately upon the making of a Swing Line Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such Swing Line Loan.

(b)        Borrowing Procedures.  Each Swing Line Borrowing shall be made upon the Borrowers’ irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone.  Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrowers.  Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof.  Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of the Required Revolving Lenders) prior to 2:00 p.m.  on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 2:00 p.m.  on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrowers at its office by crediting the account of the Borrowers on the books of the Swing Line Lender in Same Day Funds.

(c)        Refinancing of Swing Line Loans.

(i)         The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrowers (which hereby irrevocably authorize the Swing Line Lender to so request on their behalf), that each Revolving Lender make a Base Rate Loan in an amount equal to such Revolving Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Commitments and the conditions set forth in Section 4.02.  The Swing Line Lender shall furnish the Borrowers with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent.  Each Revolving Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office for Dollar-denominated payments not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount.  The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii)        If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii)       If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing.  If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Lender’s Committed Loan included in the relevant Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be.  A certificate of the Swing Line Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv)       Each Revolving Lender’s obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Committed Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02.  No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein.

(d)        Repayment of Participations.

(i)         At any time after any Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(ii)        If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate.  The Administrative Agent will make such demand upon the request of the Swing Line Lender.  The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)        Interest for Account of Swing Line Lender.  The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans.  Until each Revolving Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender.

(f)        Payments Directly to Swing Line Lender.  The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

2.04A  Bid Loans.

(a)        General.  Subject to (i) the Parent obtaining and maintaining an Investment Grade Rating, (ii) the Parent making the Ratings Grid Election and (iii) the other terms and conditions set forth herein, each Lender agrees that the Borrowers may from time to time request the Lenders to submit offers to make loans (each such loan, a “Bid Loan”) to the Borrowers prior to the Revolving Commitment Termination Date pursuant to this Section 2.04A; provided, however, that after giving effect to any Bid Borrowing, (A) the Total Revolver Outstandings shall not exceed the Aggregate Revolving Commitments, and (B) the aggregate Outstanding Amount of all Bid Loans shall not exceed the Bid Loan Sublimit.  There shall not be more than ten different Interest Periods in effect with respect to Bid Loans at any time.

(b)        Requesting Competitive Bids.  The Borrowers may request the submission of Competitive Bids by delivering a Bid Request to the Administrative Agent not later than 12:00 Noon (i) one Business Day prior to the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, or (ii) four Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurocurrency Margin Bid Loans.  Each Bid Request shall specify (i) the requested date of the Bid Borrowing (which shall be a Business Day), (ii) the aggregate principal amount of Bid Loans requested (which must be $10,000,000 or a whole multiple of $1,000,000 in excess thereof), (iii) the Type of Bid Loans requested, and (iv) the duration of the Interest Period with respect thereto, and shall be signed by a Responsible Officer of the Parent.  No Bid Request shall contain a request for (i) more than one Type of Bid Loan or (ii) Bid Loans having more than three different Interest Periods.  Unless the Administrative Agent otherwise agrees in its sole discretion, the Borrowers may not submit a Bid Request if it has submitted another Bid Request within the prior five Business Days.

(c)        Submitting Competitive Bids.

(i)         The Administrative Agent shall promptly notify each Lender of each Bid Request received by it from the Borrowers and the contents of such Bid Request.

(ii)        Each Lender may (but shall have no obligation to) submit a Competitive Bid containing an offer to make one or more Bid Loans in response to such Bid Request.  Such Competitive Bid must be delivered to the Administrative Agent not later than 10:30 a.m. (A) on the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, and (B) three Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurocurrency Margin Bid Loans; provided, however, that any Competitive Bid submitted by Bank of America in its capacity as a Lender in response to any Bid Request must be submitted to the Administrative Agent not later than 10:15 a.m. on the date on which Competitive Bids are required to be delivered by the other Lenders in response to such Bid Request.  Each Competitive Bid shall specify (A) the proposed date of the Bid Borrowing; (B) the principal amount of each Bid Loan for which such Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the Commitment of the bidding Lender, (y) must be $2,000,000 or a whole multiple of $1,000,000 in excess thereof, and (z) may not exceed the principal amount of Bid Loans for which Competitive Bids were requested; (C) if the proposed Bid Borrowing is to consist of Absolute Rate Bid Loans, the Absolute Rate offered for each such Bid Loan and the Interest Period applicable thereto; (D) if the proposed Bid Borrowing is to consist of Eurocurrency Margin Bid Loans, the Eurocurrency Bid Margin with respect to each such Eurocurrency Margin Bid Loan and the Interest Period applicable thereto; and (E) the identity of the bidding Lender.

(iii)       Any Competitive Bid shall be disregarded if it (A) is received after the applicable time specified in clause (ii) above, (B) is not substantially in the form of a Competitive Bid as specified herein, (C) contains qualifying, conditional or similar language, (D) proposes terms other than or in addition to those set forth in the applicable Bid Request, or (E) is otherwise not responsive to such Bid Request.  Any Lender may correct a Competitive Bid containing an error by submitting a corrected Competitive Bid (identified as such) not later than the applicable time required for submission of Competitive Bids.  Any such submission of a corrected Competitive Bid shall constitute a revocation of the Competitive Bid that contained the manifest error.  The Administrative Agent may, but shall not be required to, notify any Lender of any manifest error it detects in such Lender’s Competitive Bid.

(iv)       Subject only to the provisions of Sections 3.02, 3.03 and 4.02 and clause (iii) above, each Competitive Bid shall be irrevocable.

(d)        Notice to Borrowers of Competitive Bids.  Not later than 11:00 a.m. (i) on the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, or (ii) three Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurocurrency Margin Bid Loans, the Administrative Agent shall notify the Borrowers of the identity of each Lender that has submitted a Competitive Bid that complies with Section 2.04A(c) and of the terms of the offers contained in each such Competitive Bid.

(e)        Acceptance of Competitive Bids.  Not later than 11:30 a.m. (i) on the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, and (ii) three Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurocurrency Margin Bid Loans, the Borrowers shall notify the Administrative Agent of its acceptance or rejection of the offers notified to them pursuant to Section 2.04A(d).  The Borrowers shall be under no obligation to accept any Competitive Bid and may choose to reject all Competitive Bids.  In the case of acceptance, such notice shall specify the aggregate principal amount of Competitive Bids for each Interest Period that is accepted.  The Borrowers may accept any Competitive Bid in whole or in part; provided that:

(i)         the aggregate principal amount of each Bid Borrowing may not exceed the applicable amount set forth in the related Bid Request;

(ii)        the principal amount of each Bid Loan must be $2,000,000 or a whole multiple of $1,000,000 in excess thereof;

(iii)       the acceptance of offers may be made only on the basis of ascending Absolute Rates or Eurocurrency Bid Margins within each Interest Period; and

(iv)       the Borrowers may not accept any offer that is described in Section 2.04A(c)(iii) or that otherwise fails to comply with the requirements hereof.

(f)        Procedure for Identical Bids.  If two or more Lenders have submitted Competitive Bids at the same Absolute Rate or Eurocurrency Bid Margin, as the case may be, for the same Interest Period, and the result of accepting all of such Competitive Bids in whole (together with any other Competitive Bids at lower Absolute Rates or Eurocurrency Bid Margins, as the case may be, accepted for such Interest Period in conformity with the requirements of Section 2.04A(e)(iii)) would be to cause the aggregate outstanding principal amount of the applicable Bid Borrowing to exceed the amount specified therefor in the related Bid Request, then, unless otherwise agreed by the Borrowers, the Administrative Agent and such Lenders, such Competitive Bids shall be accepted as nearly as possible in proportion to the amount offered by each such Lender in respect of such Interest Period, with such accepted amounts being rounded to the nearest whole multiple of $1,000,000.

(g)        Notice to Lenders of Acceptance or Rejection of Bids.  The Administrative Agent shall promptly notify each Lender having submitted a Competitive Bid whether or not its offer has been accepted and, if its offer has been accepted, of the amount of the Bid Loan or Bid Loans to be made by it on the date of the applicable Bid Borrowing.  Any Competitive Bid or portion thereof that is not accepted by the Borrowers by the applicable time specified in Section 2.04A shall be deemed rejected.

(h)        Notice of Eurocurrency Rate.  If any Bid Borrowing is to consist of Eurocurrency Margin Loans, the Administrative Agent shall determine the Eurocurrency Rate for the relevant Interest Period, and promptly after making such determination, shall notify the Borrowers and the Lenders that will be participating in such Bid Borrowing of such Eurocurrency Rate.

(i)         Funding of Bid Loans.  Each Lender that has received notice pursuant to Section 2.04A(g) that all or a portion of its Competitive Bid has been accepted by the Borrowers shall make the amount of its Bid Loan(s) available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 11:00 a.m. on the date of the requested Bid Borrowing.  Upon satisfaction of the applicable conditions set forth in Section 4.02, the Administrative Agent shall make all funds so received available to the Borrowers in like funds as received by the Administrative Agent.

(j)        Notice of Range of Bids.  After each Competitive Bid auction pursuant to this Section 2.04A, the Administrative Agent shall notify each Lender that submitted a Competitive Bid in such auction of the ranges of bids submitted (without the bidder’s name) and accepted for each Bid Loan and the aggregate amount of each Bid Borrowing.

4.05     Prepayments.

(a)        The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 12:00 Noon (A) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (B) four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies and (C) on the date of prepayment of Base Rate Committed Loans; (ii) any prepayment of Eurocurrency Rate Loans denominated in Dollars shall be in a principal amount of $500,000 or a whole multiple of $500,000 in excess thereof; (iii) any prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies shall be in a minimum principal amount of $2,000,000 or a whole multiple of $500,000 in excess thereof; and (iv) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date, the amount of such prepayment, whether such prepayment shall be applied to Revolving Loans or Term Loans, and the Type(s) of Committed Loans to be prepaid.  The Administrative Agent will promptly notify each Lender of its receipt of each such notice and the contents thereof and of the amount of such Lender’s Applicable Percentage of such prepayment (including, in the event such prepayment is of a Revolving Loan denominated in an Alternative Currency, each Alternative Currency Funding Lender’s Alternative Currency Funding Applicable Percentage of such payment).  If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.  Each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Applicable Percentages.

(b)        The Borrowers may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 9:00 a.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000.  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(c)        If the Administrative Agent notifies the Borrowers at any time that the Total Revolving Outstandings at such time exceed, solely as a result of fluctuations in currency, an amount equal to 105% of the Aggregate Revolving Commitments then in effect, then, within two Business Days after receipt of such notice, the Borrowers shall prepay Revolving Loans and/or the Borrowers shall Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce such Total Revolving Outstandings as of such date of payment to an amount not to exceed 100% of the Aggregate Revolving Commitments then in effect; provided, however, that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(c) unless after the prepayment in full of the Revolving Loans the Total Revolving Outstandings exceed the Aggregate Revolving Commitments then in effect.  Each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Applicable Percentages.

(d)        Except in connection with the prepayment in full of the Revolving Loans and the simultaneous termination of the Revolving Commitments, no Bid Loan may be prepaid without the prior consent of the applicable Bid Loan Lender.

(e)        If the Administrative Agent notifies the Borrowers at any time that the Outstanding Amount of all Loans denominated in Alternative Currencies at such time exceeds an amount equal to 105% of the Alternative Currency Sublimit then in effect, then, within three Business Days after receipt of such notice, the Borrowers shall prepay Loans in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit then in effect.

4.06     Termination or Reduction of Aggregate Revolving Commitments.

The Borrowers may, upon notice to the Administrative Agent, terminate the Aggregate Revolving Commitments, or from time to time permanently reduce the Aggregate Revolving Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrowers shall not terminate or reduce the Aggregate Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Aggregate Revolving Commitments, and (iv) if, after giving effect to any reduction of the Aggregate Revolving Commitments, the Letter of Credit Sublimit, the Bid Loan Sublimit, the Alternative Currency Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Revolving Commitments, such Letter of Credit Sublimit, Bid Loan Sublimit, Alternative Currency Sublimit or Swing Line Sublimit, as applicable, shall be automatically reduced by the amount of such excess.  The Administrative Agent will promptly notify the Revolving Lenders of any such notice of termination or reduction of the Aggregate Revolving Commitments and the contents thereof.  Any reduction of the Aggregate Revolving Commitments shall be applied to the Revolving Commitment of each Revolving Lender according to its Applicable Percentage.  All fees accrued pursuant to Section 2.09(a) until the effective date of any termination of the Aggregate Revolving Commitments shall be paid on the effective date of such termination.

4.07     Repayment of Loans.

(a)        The Borrowers shall repay on the Revolving Commitment Termination Date the aggregate principal amount of Revolving Loans outstanding on such date, together with all interest and accrued fees related thereto.

(b)        The Borrowers shall repay to the Swing Line Lender each Swing Line Loan on the earlier to occur of (i) the date three Business Days after such Swing Loan is made and (ii) the Revolving Commitment Termination Date.

(c)        The Borrowers shall repay on the Term Loan Maturity Date the aggregate principal amount of the Term Loans outstanding on such date, together with all interest and accrued fees related thereto.

(d)        The Borrowers shall repay each Bid Loan on the last day of the Interest Period in respect thereof.

4.08     Interest.

(a)        Subject to the provisions of subsection (b) below, (i) each Eurocurrency Rate Committed Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate or the Fixed Eurocurrency Rate; and (iv) each Bid Loan shall bear interest on the outstanding principal amount thereof for the Interest Period therefor at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus (or minus) the Eurocurrency Bid Margin, or at the Absolute Rate for such Interest Period, as the case may be.

(b)        (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii)        If any amount (other than principal of any Loan) payable by the Borrowers under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iii)       Upon the request of the Required Lenders, while any Event of Default exists, the Borrowers shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iv)       Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)        Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto (for interest accrued through the last day of the prior month) and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(d)        Interest on any Revolving Loan in an Alternative Currency advanced by the Alternative Currency Fronting Lender shall be for the benefit of the Alternative Currency Fronting Lender, and not any Alternative Currency Participating Lender, until the applicable Alternative Currency Participating Lender has funded its participation therein to the Alternative Currency Fronting Lender.

4.09     Fees.  In addition to certain fees described in subsections (i) and (j) of Section 2.03:

(a)        Unused Fee.  The Borrower shall pay to the Administrative Agent, for the account of each Revolving Lender in accordance with its Applicable Percentage, an unused fee, in Dollars, equal to the Applicable Rate times the actual daily amount by which the Aggregate Revolving Commitments exceed the sum of (i) the Outstanding Amount of Revolving Loans plus (ii) the Outstanding Amount of L/C Obligations.  The unused fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Section 4.02 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Revolving Commitment Termination Date.  The unused fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(b)        Facility Fee.  The Borrower shall pay to the Administrative Agent, for the account of each Revolving Lender in accordance with its Applicable Percentage, a facility fee, in Dollars, equal to the Applicable Rate times the actual daily amount of the Aggregate Revolving Commitments (or, if the Aggregate Revolving Commitments have terminated, on the Total Revolving Outstandings), regardless of usage.  The facility fee shall accrue at all times during the Availability Period (and thereafter so long as any Revolving Loans, Swing Line Loans or L/C Obligations remain outstanding), including at any time during which one or more of the conditions in Section 4.02 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Revolving Commitment Termination Date (and, if applicable, thereafter on demand).  The facility fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(c)        Other Fees.

(i)         The Borrowers shall pay to MLPFS and the Administrative Agent for their own respective accounts fees, in Dollars, in the amounts and at the times specified in the Fee Letter.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(ii)        The Borrowers shall pay to the Lenders such fees, in Dollars, as shall have been separately agreed upon in writing in the amounts and at the times so specified.

Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

4.10     Computation of Interest and Fees.

All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurocurrency Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Committed Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice.  Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day.  Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

4.11     Evidence of Debt.

(a)        The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) the applicable Note(s), which shall evidence such Lender’s Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.

(b)        In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

4.12     Payments Generally; Administrative Agent’s Clawback.

(a)        General.  All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 11:00 a.m. on the date specified herein.  Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the

Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein.  Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States.  If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount.  The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein, including without limitation the Alternative Currency Fronting Lender’s Alternative Currency Funding Applicable Percentage of any payment made with respect to any Revolving Loan as to which any Alternative Currency Participating Lender has not funded its Alternative Currency Risk Participation) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by the Administrative Agent (i) after 11:00 a.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.  If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b)                               (i)         Funding by Lenders: Presumption by Administrative Agent.  Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Committed Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Committed Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrowers, the interest rate applicable to such Committed Borrowing.  If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period.  If such Lender pays its share of the applicable Committed Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Committed Loan included in such Committed Borrowing.  Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii)        Payments by Borrowers: Presumptions by Administrative Agent.  Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due.  In such event, if the Borrowers have not in fact made such payment and without relieving the Borrowers’ obligation to make such payment, then each of the Lenders or the L/C

Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate.

A notice of the Administrative Agent to any Lender or the Borrowers with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c)        Failure to Satisfy Conditions Precedent.  If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d)        Obligations of Lenders Several.  The obligations of the Lenders hereunder to make Committed Loans (including Revolving Loans denominated in Alternative Currencies in the event they are Alternative Currency Funding Lenders), to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) and to fund Alternative Currency Risk Participations (if they are Alternative Currency Participating Lenders) are several and not joint.  The failure of any Lender to make any Committed Loan (including Revolving Loans denominated in an Alternative Currency in the event it is an Alternative Currency Funding Lender), to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan (including Revolving Loans denominated in an Alternative Currency in the event it is an Alternative Currency Funding Lender), to purchase its participation or to make its payment under Section 10.04(c).

(e)        Funding Source.  Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

4.13     Sharing of Payments by Lenders.  If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Committed Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Committed Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Committed Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Committed Loans and other amounts owing them, provided that:

(a)        if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(b)        the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.16, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Committed Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Borrowers or any Subsidiary thereof (as to which the provisions of this Section shall apply).

Each Borrower party hereto consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

4.14     Extension of Revolving Commitment Termination Date and/or Term Loan Maturity Date.

(a)        Requests for Extension of Revolving Commitment Termination Date.  The Borrowers may, up to two times during the term of this Agreement, by notice to the Administrative Agent (who shall promptly notify the Revolving Lenders) not earlier than 90 days prior to, and not later than 30 days prior to, the Revolving Commitment Termination Date then in effect hereunder (the “Existing Revolver Commitment Termination Date”), cause each Revolving Lender to extend such Revolving Lender’s Existing Revolver Commitment Termination Date for an additional six (6) months from the Existing Revolver Commitment Termination Date and each Revolving Lender shall extend such Revolving Lender’s Revolving Commitment Termination Date for an additional six (6) months from the Existing Revolver Commitment Termination Date in accordance with this Section 2.14(a) subject to clause (c) below.

(b)        Requests for Extension of Term Loan Maturity Date.  The Borrowers may on a one-time basis, by notice to the Administrative Agent (who shall promptly notify the Term Lenders) not earlier than 90 days prior to, and not later than 30 days prior to, the Term Loan Maturity Date then in effect hereunder (the “Existing Term Loan Maturity Date”), cause each Term Lender to extend such Term Lender’s Existing Term Loan Maturity Date for an additional one (1) year from the Existing Term Loan Maturity Date and each Term Lender shall extend such Term Lender’s Term Loan Maturity Date for an additional one (1) year from the Existing Term Loan Maturity Date in accordance with this Section 2.14(b) and subject to clause (c) below.

(c)        Conditions to Effectiveness of Extensions.  Notwithstanding the foregoing, the extension of the Revolving Commitment Termination Date or the Term Loan Maturity Date pursuant to this Section shall not be effective with respect to the Revolving Lenders or the Term Lenders, as applicable, unless:

(i)         no Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto;

(ii)        the representations and warranties contained in this Agreement are true and correct in all material respects, on and as of the date of such extension and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, only as of such specific date);

(iii)       in the case of each extension of the Revolving Commitment Termination Date, the Borrowers pay the Revolving Lenders, based on their Applicable Percentage, an extension fee in an amount equal to the product of (i) 0.15%, multiplied by (ii) the Aggregate Revolving Commitments in effect at the time of the extension;

(iv)       in the case of an extension of the Term Loan Maturity Date, the Borrowers pay the Term Lenders, based on their Applicable Percentage, an extension fee on or prior to the Existing Term Loan Maturity Date in an amount equal to the product of (i) 0.15%, multiplied by (ii) the Term Loan Amount at the time of the extension; and

(v)        the Capitalization Rate shall be increased on the date of such extension of the Revolving Commitment Termination Date if requested by the Required Lenders; provided that (A) the Capitalization Rate may not be increased more than .50% greater than the Capitalization Rate then in effect and in no event shall the Capitalization Rate exceed 8.25% and (B) the Capitalization Rate may not be increased on more than one occasion.

(d)        Conflicting Provisions.  This Section shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

4.15     Increase in Commitments.

(a)        Aggregate Revolving Commitments.  The Borrowers shall have the right from time to time, after the Third Amendment Effective Date and prior to the Revolving Commitment Termination Date and with the consent of the Administrative Agent and the L/C Issuer (such consent not to be unreasonably withheld), and subject to the terms and conditions set forth below, to increase the amount of the Aggregate Revolving Commitments; provided that (i) no Default or Event of Default shall exist at the time of the request of the proposed increase in the Aggregate Revolving Commitments or after giving effect thereto; (ii) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects, on and as of the date of the increase in the Aggregate Revolving Commitments, except to the extent that such representations and warranties specifically refer to an earlier date, in which case, they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.15(a), the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, (iii) such increase must be in a minimum amount of $25,000,000 and in integral multiples of $1,000,000 above such amount, (iv) the Aggregate Revolving Commitments shall not be increased by an amount after the Third Amendment Effective Date, in the aggregate, that is greater than $300,000,000 less the aggregate amount of any additional term tranches added after the Third Amendment Effective Date pursuant to clause (b) below, (v) no individual Lender’s Revolving Commitment may be increased without such Lender’s written consent (which may be given or withheld at such Lender’s sole discretion), (vi) Schedule 2.01A shall be amended to reflect the revised amount of the Aggregate Revolving Commitments and revised Revolving Commitments of the Lenders and (vii) if any Revolving Loans are outstanding at the time of an increase in the Aggregate Revolving Commitments, the Borrowers will prepay (provided that any such prepayment shall be subject to Section 3.05) one or more existing Revolving Loans (or in the case of the addition of any new Lender as set forth in the paragraph below, prepay and reborrow the outstanding Revolving Loans) in an amount necessary such that after giving effect to the increase in the Aggregate Revolving Commitments, each Lender will hold its Applicable Percentage (based on its Revolving Commitment of the revised Aggregate Revolving Commitments) of outstanding Revolving Loans.

Any such increase in the Aggregate Revolving Commitments shall apply, at the option of the Borrowers, to (x) the Revolving Commitment of one or more existing Lenders; provided that any Lender whose Revolving Commitment is being increased must consent in writing thereto and/or (y) the creation of a new Revolving Commitment to one or more institutions that is not an existing Lender; provided that any such institution (A) must conform to the definition of Eligible Assignee and (B) must become a Revolving Lender under this Agreement by execution and delivery of an appropriate joinder agreement or of counterparts to this Agreement in a manner reasonably acceptable to the Borrowers and the Administrative Agent.

(b)  New Term Tranches.  The Borrowers shall have the right from time to time, after the Third Amendment Effective Date and prior to the Term Loan Maturity Date, and subject to the conditions set forth below, to request new tranches of term loans; provided that (i) no Default or Event of Default shall exist at the time of such new term tranche or after giving effect thereto, (ii) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects, on and as of the date of the funding of the new term tranche, except to the extent that such representations and warranties specifically refer to an earlier date, in which case, they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.15(b), the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, (iii) no Lender shall be required to participate in any such term tranche without its written consent, (iv) the aggregate amount of such term tranches after the Third Amendment Effective Date shall not exceed $300,000,000 less any increases in the Aggregate Revolving Commitments after the Third Amendment Effective Date pursuant to clause (a) above, (v) the maturity date for such new term tranche shall be no earlier than the Term Loan Maturity Date, (vi) the Borrowers and the Lenders providing such term tranche shall enter into an amendment to this Agreement as is necessary to evidence such new term tranche and all issues related thereto, including but not limited to, pricing of such new term tranche, and all Lenders not providing such term tranche hereby consent to such limited scope amendment without future consent rights, and (vii) Schedule 2.01A shall be amended to reflect the addition of any term tranche and the commitments related thereto.

Any new term tranche may be provided by one or more existing Lenders (at the sole discretion of any such existing Lender) or by one or more institutions that is not an existing Lender; provided that any such institution (A) must conform to the definition of Eligible Assignee and (B) must become a Lender under this agreement by execution of a Lender Joinder agreement substantially in the form of Exhibit G or of counterparts to this agreement in a manner reasonably acceptable to the Administrative Agent.

(c)        Conflicting Provisions.  This Section 2.15 shall supersede any provisions in Sections 2.13 or 10.01 to the contrary.

4.16     Cash Collateral.

(a)        Certain Credit Support Events.  Upon the request of the Administrative Agent or the L/C Issuer (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, or (iii) if the Administrative Agent notifies the Borrowers at any time that the Outstanding Amount of all L/C Obligations at such time exceeds 105% of the Letter of Credit Sublimit then in effect, then the Borrowers shall, (x) in the case of clause (i) above, immediately Cash Collateralize such L/C Borrowing, (y) in the case of clause (ii) above, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations and (z) in the case of clause (iii) above, immediately Cash Collateralize the outstanding L/C Obligations in an amount sufficient to reduce such L/C

Obligations to an amount not to exceed 100% of the Letter of Credit Sublimit.  At any time that there shall exist a Defaulting Lender, promptly upon the request of the Administrative Agent, the L/C Issuer or the Swing Line Lender, the Borrowers shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.17(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

(b)        Grant of Security Interest.  All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, interest bearing deposit accounts at Bank of America.  The Borrowers, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders (including the Swing Line Lender), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.16(c).  If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrowers or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency; provided that such amount shall not exceed such Defaulting Lender’s Revolving Commitment.

(c)        Application.  Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.16 or Sections 2.03, 2.04, 2.05, or 8.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

(d)        Release.  Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of any Borrower shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.16 may be otherwise applied in accordance with Section 8.03), and (y) the Person providing Cash Collateral and the L/C Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

4.17     Defaulting Lenders.

(a)        Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any Revolving Lender becomes a Defaulting Lender, then, until such time as that Revolving Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)         Waivers and Amendments.  That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01.

(ii)        Reallocation of Payments.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender under this Agreement (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 10.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the L/C Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by any Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)       Certain Fees.  The Defaulting Lender (x) shall not be entitled to receive any facility fee or unused fee pursuant to Section 2.09(a) and (b) for any period during which that Lender is a Defaulting Lender only to extent allocable to the sum of (1) the Outstanding Amount of the Committed Loans funded by it and (2) its Applicable Percentage of the stated amount of Letters of Credit and Swing Line Loans for which it has provided Cash Collateral pursuant to Section 2.04, Section 2.05, Section 2.16, or Section 2.17(a)(ii), as applicable (and the Borrowers shall (A) be required to pay to each of the L/C Issuer and the Swing Line Lender, as applicable, the amount of such fee allocable to its Fronting Exposure arising from that Defaulting Lender and (B) not be required to pay the remaining amount of such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.17(a)(ii).

(iv)       Reallocation of Applicable Percentages to Reduce Fronting Exposure.  During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.03 and 2.04, the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided, that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Commitment of that non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Committed Loans of that Lender.

(b)        Defaulting Lender Cure.  If the Borrowers, the Administrative Agent, Swing Line Lender and the L/C Issuer agree in writing in their sole discretion that a Defaulting Lender that is a Revolving Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Revolving Lender will, to the extent applicable, purchase that portion of outstanding Revolving Loans of the other Revolving Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Committed Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Revolving Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.17(a)(iv)), whereupon that Revolving Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Revolving Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Revolving Lender’s having been a Defaulting Lender.

ARTICLE V

TAXES, YIELD PROTECTION AND ILLEGALITY

5.01     Taxes.

(a)        Payments Free of Taxes.  Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the Borrowers shall be required by applicable law to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the Administrative Agent, each Lender or the L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)        Payment of Other Taxes by the Borrowers.  Without limiting the provisions of subsection (a) above, the Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)        Indemnification by the Borrowers.  The Borrowers shall indemnify the Administrative Agent, each Lender and the L/C Issuer, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, setting forth in reasonable detail the basis for such amounts, shall be conclusive absent manifest error.

(d)        Evidence of Payments.  As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)        Status of Lenders.  Any Administrative Agent, L/C Issuer or Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrowers are resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrowers (with a copy to the Administrative Agent), at the time or times prescribed by applicable law and reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Administrative Agent, L/C Issuer or Lender, if requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable law and reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Administrative Agent, L/C Issuer or Lender is subject to backup withholding or information reporting requirements.

Without limiting the generality of the foregoing any Administrative Agent, L/C Issuer or Lender shall deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Person becomes a party to this Agreement (and from time to time thereafter upon the request of the Borrowers or the Administrative Agent, but only if such Person is legally entitled to do so), whichever of the following is applicable:

(i)         duly completed copies of IRS Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(ii)        duly completed copies of IRS Form W-8ECI,

(iii)       in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign

Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of any Borrower within the meaning of Section 881 (c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (y) duly completed copies of IRS Form W-8BEN,

(iv)       in the case of any Administrative Agent, Lender or L/C Issuer that is a “United States person” within the meaning of Section 7701(a)(30) of the Code, duly completed copies of IRS W-9, establishing a complete exemption from backup withholding taxes; provided, however, that such a Person that the Borrowers are entitled to treat as an “exempt recipient” (without regard to whether any Borrower has requested any certificates or forms in this respect) shall not be required to provide such form, and/or

(v)        any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers to determine the withholding or deduction required to be made.

(f)        Treatment of Certain Refunds.  If the Administrative Agent, any Lender or the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section 3.01, it shall pay to the Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses and net of any loss or gain realized in the conversion of such funds from or to another currency of the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrowers, upon the request of the Administrative Agent, such Lender or the L/C Issuer, agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority.  This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrowers or any other Person.

5.02     Illegality.

If any Lender determines in good faith that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Loans (whether denominated in Dollars or an Alternative Currency), or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the applicable interbank market, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurocurrency Rate Loans in the affected currency or currencies or, in the case of Eurocurrency Rate Loans in Dollars, to convert Base Rate Committed Loans to Eurocurrency Rate Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, (x) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable and such Loans are denominated in Dollars, convert all Eurocurrency Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate component thereof until the Administrative is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate.  Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.  Any Lender that is or becomes an Alternative Currency Participating Lender with respect to any Alternative Currency pursuant to this Section 3.02 or otherwise as provided in this Agreement shall promptly notify the Administrative Agent and the Borrowers in the event that the impediment resulting in its being or becoming an Alternative Currency Participating Lender is alleviated in a manner such that it can become an Alternative Currency Funding Lender with respect to such Alternative Currency.

5.03     Inability to Determine Rates.

If the Required Lenders determine in good faith that for any reason in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof that (a) deposits (whether in Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in Dollars or an Alternative Currency), or (c) the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurocurrency Rate Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender.  Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice.  Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in the affected currency or currencies or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

5.04     Increased Costs; Reserves on Eurocurrency Rate Loans.

(a)        Increased Costs Generally.  If any Change in Law shall:

(i)         impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except (A) any reserve requirement contemplated by Section 3.04(e) and (B) the requirements of the Bank of England and the Financial Services Authority or the European Central Bank reflected in the Mandatory Cost, other than as set forth below) or the L/C Issuer; or

(ii)        subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any

Eurocurrency Rate Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax); or

(iii)       result in the failure of the Mandatory Cost, as calculated hereunder, to represent the cost to any Lender of complying with the requirements of the Bank of England and/or the Financial Services Authority or the European Central Bank in relation to its making, funding or maintaining Eurocurrency Rate Loans; or

(iv)       impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Rate Loans made by such Lender or any Letter of Credit or participation therein (other than with respect to Taxes, which shall be governed solely by Section 3.01);

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to the Eurocurrency Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b)        Capital Requirements.  If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.

(c)        Certificates for Reimbursement.  A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrowers shall be conclusive absent manifest error.  The Borrowers shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)        Delay in Requests.  Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than three months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the three-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e)        Reserves on Eurocurrency Rate Loans.  The Borrowers shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive) and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which in each case, shall be due and payable on each date on which interest is payable on such Loan; provided, the Borrowers shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender.  If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable 10 days from receipt of such notice.

5.05     Compensation for Losses.

Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)        any continuation, conversion, payment or prepayment of any Eurocurrency Rate Loan on a day other than the last day of the Interest Period for such Eurocurrency Rate Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)        any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurocurrency Rate Loan on the date or in the amount notified by the Borrowers;

(c)        any failure by the Borrowers to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency; or

(d)        any assignment of a Eurocurrency Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrowers pursuant to Section 10.13; or

(e)        any change in the applicable Spot Rate between the date of funding of an Alternative Currency Risk Participation pursuant to Section 2.02(f)(iii) and the date of repayment by the Borrowers pursuant to Section 2.02(f)(vi);

including any loss or expense (including, without limitation, any foreign exchange losses) arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract (but excluding any loss of anticipated profits).  The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by it at the Eurocurrency Rate used in determining the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the offshore interbank eurodollar market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded.  A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender (with a copy to the Administrative Agent),  setting forth in reasonable detail the basis for such amounts, shall be conclusive absent manifest error.

5.06     Mitigation Obligations; Replacement of Lenders.

(a)        Designation of a Different Lending Office.  If any Lender requests compensation under Section 3.04, or the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)        Replacement of Lenders.  If any Lender requests compensation under Section 3.04, or if material amounts are paid to such Lender under Section 3.05, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrowers may replace such Lender in accordance with Section 10.13.

5.07     Survival.

All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO THE AMENDMENT AND RESTATEMENT OF THE
EXISTING CREDIT AGREEMENT AND FURTHER CREDIT EXTENSIONS

6.01     Conditions of Effectiveness of this Agreement.

The effectiveness of this Agreement and the obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a)        The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Borrower, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders.

(i)         executed counterparts of this Agreement;

(ii)        a Revolving Note executed by the Borrowers in favor of each Revolving Lender requesting a Revolving Note and a Term Note executed by the Borrowers in favor of each Term Lender requesting a Term Note;

(iii)       such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized as of the date hereof to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Borrower is a party;

(iv)       such documents and certifications as the Administrative Agent may reasonably require to evidence that each Borrower is duly organized or formed (including, without limitation, articles or certificates of incorporation or other charter documents and bylaws or other governance documents of each Borrower), and that each Borrower is validly existing and in good standing in its jurisdiction of organization and the tax identification number for each Borrower;

(v)        favorable opinions of each counsel to the Borrowers, addressed to the Administrative Agent and each Lender, as to the matters concerning the Borrowers and the Loan Documents as the Required Lenders may reasonably request;

(vi)       a certificate of a Responsible Officer of each Borrower either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Borrower and the validity against such Borrower of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

(vii)      a certificate signed by a Responsible Officer of the Borrowers certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied and (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

(viii)      a duly completed Schedule 5.18 to this Agreement and Schedule 3 to the Compliance Certificate signed by a Responsible Officer of the Borrowers and such other information regarding the Initial Pool Properties as reasonably requested by the Administrative Agent;

(ix)       evidence that all amounts outstanding under the Existing Credit Agreement have been, or concurrently with the Closing Date, are being repaid in full; and

(x)        such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.

(b)        Any fees required to be paid on or before the Closing Date shall have been, or concurrently with the Closing Date are being, paid.

(c)        Unless waived by the Administrative Agent, the Borrowers shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).

Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

6.02     Conditions to all Credit Extensions.

The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type, or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent:

(a)        The representations and warranties of the Borrowers contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such Credit Extension in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

(b)        No Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

(c)        The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d)        The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or Required Revolving Lenders reasonably may require.

(e)        In the case of a Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Alternative Currency.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type or a continuation of Eurocurrency Rate Loans) submitted by the Borrowers shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

7.01     Existence, Qualification and Power; Compliance with Laws.

The Parent and each of its Subsidiaries (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization except to the extent permitted by Sections 7.03, or 10.20, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws; except in each case referred to in clause (b)(i), (c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

7.02     Authorization; No Contravention.

The execution, delivery and performance by each Borrower of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

7.03     Governmental Authorization; Other Consents.

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Borrower of this Agreement or any other Loan Document.

7.04     Binding Effect.

This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Borrower party thereto.  This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Borrower party thereto, enforceable against each such Borrower in accordance with its terms.

7.05     Financial Statements; No Material Adverse Effect.

(a)        The Audited Financial Statements fairly present in all material respects the financial condition of the Parent and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.

(b)        The unaudited consolidated balance sheet of the Borrowers and their Subsidiaries dated September 30, 2010, and the related consolidated statements of income or operations and cash flows for the fiscal quarter ended on that date (fairly present in all material respects the financial condition of the Borrowers and their Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject to the absence of footnotes and to normal year-end audit adjustments.

(c)        Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(d)        The consolidated financial projections of the Parent delivered pursuant to Section 6.02(a) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts (it being understood that such financial projections are subject to uncertainties and contingencies, which may be beyond the control of the Borrowers and their Subsidiaries and that no assurance is given by the Borrowers that such projections will be realized).

7.06     Litigation.

There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrowers, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Borrower or any of their Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

7.07     No Default.

Neither any Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

7.08     Ownership of Property; Liens.

Each of the Borrowers and their Subsidiaries has good record and marketable title in fee simple (subject to the rights of other parties as owners of condominium units) to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

The property of the Borrowers and their Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01.

7.09     Environmental Compliance.

The Borrowers and their Subsidiaries have conducted in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrowers have reasonably concluded that such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

7.10     Insurance.

The properties of each Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrowers, in such amounts and with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Borrower or the applicable Subsidiary operates.

7.11     Taxes.

The Borrowers and their Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.  There is no proposed tax assessment against Borrowers or any of their Subsidiaries that would, if made, have a Material Adverse Effect.  As of the date hereof neither any Borrower nor any Subsidiary thereof is party to any material tax sharing agreement.

7.12     ERISA Compliance.

(a)        Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws.  Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Pension Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service.  To the best knowledge of the Borrowers, nothing has occurred that would prevent or cause the loss of such tax-qualified status.

(b)        There are no pending or, to the best knowledge of the Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c)        (i) No ERISA Event has occurred, and neither the Borrowers nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) the Borrowers and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher except where the failure to attain such funding target attainment percentage could not reasonably be expected to give rise to a Material Adverse Effect, and neither the Borrowers nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date except where such drop in funding target attainment percentage could not reasonably be expected to give rise to a Material Adverse Effect; and (iv) neither the Borrowers nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA.

7.13     Subsidiaries; Equity Interests.

All of the outstanding Equity Interests in the Parent’s Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Parent or another Borrower, directly or indirectly, free and clear of all Liens except as permitted under this Agreement.

7.14     Margin Regulations; Investment Company Act; REIT and Tax Status; Stock Exchange Listing.

(a)        No Borrower is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.  Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets subject to the provisions of Section 7.01 or subject to any restriction contained in any agreement or instrument between the Borrowers, and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock.

(b)        None of the Borrowers, any Person Controlling the Borrowers, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

(c)        Except as disclosed to Administrative Agent, as of the Closing Date, none of Borrowers nor any Wholly-Owned Subsidiary is a “foreign person” within the meaning of Section 1445(f)(3) of the Code.

(d)        The Parent currently has REIT Status and has maintained REIT Status on a continuous basis since its formation.  The shares of common stock of the Parent are listed on the NYSE, American Stock Exchange or NASDAQ Stock Exchange.

7.15     Disclosure.

Each Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  No report, financial statement, certificate or other information furnished by or on behalf of any Borrower to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, taken as a whole and as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time made (it being understood that such financial projections are subject to uncertainties and contingencies, which may be beyond the control of the Borrowers and their Subsidiaries and that no assurance is given by the Borrowers that such projections will be realized).

7.16     Compliance with Laws.

Each Borrower and each of its Subsidiaries are in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

7.17     Intellectual Property; Licenses, Etc.

Each Borrower and each of its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person except to the extent that failure to so own or possess such IP Rights could not reasonably be expected to have a Material Adverse Effect.  No claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrowers, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

7.18     [Reserved].

7.19     Property.

All of the Borrowers’ and their respective Subsidiaries’ Properties are in good repair and condition, subject to ordinary wear and tear, other than with respect to deferred maintenance existing as of the date of acquisition of such Property and except for such defects relating to properties, other than Qualified Asset Pool Properties, which would not have a Material Adverse Effect.  The Borrowers and their respective Subsidiaries further have completed or caused to be completed an appropriate investigation of the environmental condition of each such Property as of (a) the date of the Borrowers’ or such Subsidiaries’ purchase thereof or (b) the date upon which such Property was last security for Indebtedness of such Borrower or such Subsidiary if such financing was not closed on or about the date of the acquisition of such property, including preparation of a “Phase I” report and, if appropriate, a “Phase II” report, in each case prepared by a recognized environmental consultant in accordance with customary standards which discloses that such property is not in violation of the representations and covenants set forth in this Agreement, unless such violation, as to Qualified Asset Pool Properties, has been disclosed in writing to the Administrative Agent and satisfactory remediation actions are being taken.  There are no unpaid or outstanding real estate or other taxes or assessments on or against any Property of any Borrower or any of their respective Subsidiaries which are payable by such Person (except only real estate or other taxes or assessments, that are not yet due and payable).  There are no pending eminent domain proceedings against any Qualified Asset Pool Property, and, to the knowledge of the Borrowers, no such proceedings are presently threatened or contemplated by any taking authority which may individually or in the aggregate have a Material Adverse Effect.  None of the Property of Borrowers or their respective Subsidiaries is now damaged or injured as a result of any fire, explosion, accident, flood or other casualty in any manner which individually or in the aggregate would have a Material Adverse Effect.

7.20     Brokers.

None of the Borrowers or any of their respective Subsidiaries has engaged or otherwise dealt with any broker, finder or similar entity in connection with this Agreement or the Loans contemplated hereunder.

7.21     Other Debt.

None of the Borrowers or any of their respective Subsidiaries is in default (after expiration of all applicable grace and cure periods) in the payment of any other Indebtedness or under any mortgage, deed of trust, security agreement, financing agreement or indenture involving Indebtedness of $50,000,000 or more or under any other material agreement or lease to which any of them is a party.  None of the Borrowers is a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time of payment of any of the Obligations to any other indebtedness or obligation of such Borrower.

7.22     Solvency.

As of the Closing Date and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, including all of the Loans made or to be made hereunder and Letters of Credit issued or to be issued hereunder (including but not limited to, the date any such Loan is made or Letter of Credit is issued), the Borrowers and their Subsidiaries (on a consolidated basis) are solvent on a balance sheet basis such that the sum of the Borrowers’ and their Subsidiaries’ assets exceeds the sum of the Borrowers’ and their Subsidiaries’ liabilities, the Borrowers and their Subsidiaries are able to pay their debts as they become due, and the Borrowers and their Subsidiaries have sufficient capital to carry on their business.

ARTICLE VIII

AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than contingent indemnity obligations) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless a replacement letter of credit or cash collateral reasonably satisfactory to the L/C Issuer has been provided to the L/C Issuer), the Borrowers shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) cause each Subsidiary to:

8.01     Financial Statements.

Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent:

(a)        As soon as practicable, and in any event within 90 days after the end of each fiscal year, the consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal year and the consolidated statements of operations, stockholders’ equity and cash flows, in each case of Parent and its Subsidiaries for such fiscal year, all in reasonable detail.  Such financial statements shall be prepared in accordance with GAAP, consistently applied, audited and shall be accompanied by a report of Ernst & Young LLP or other independent public accountants of recognized standing selected by Parent and reasonably satisfactory to the Required

Lenders (any “Big 4” accounting firm shall be deemed satisfactory to the Required Lenders), which report and opinion shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any “going concern” or like qualifications or exception or any qualification or exception as to the scope of the audit; and

(b)        As soon as practicable, and in any event within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter in any fiscal year), the consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal quarter and the consolidated statements of operations and cash flows for such fiscal quarter, and the portion of the fiscal year ended with such fiscal quarter, all in reasonable detail.  Such financial statements shall be certified by a Responsible Officer of Parent as fairly presenting in all material respects the financial condition, results of operations and cash flows of Parent and its Subsidiaries in accordance with GAAP (other than footnote disclosures), consistently applied, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments.

(c)        As soon as practicable, and in any event (i) within 60 days after the end of each of the first three fiscal quarters in any fiscal year and (ii) within 90 days after the end of the fourth fiscal quarter, statements of operating income for such fiscal quarter for each of the Qualified Revenue-Producing Properties, each in reasonable detail.

8.02     Certificates; Other Information.

Deliver to the Administrative Agent (and the Administrative Agent shall deliver to each Lender), in form and detail reasonably satisfactory to the Administrative Agent:

(a)        Concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer;

(b)       As soon as practicable, and in any event no later than 90 days after the commencement of each fiscal year, a budget and projection by fiscal quarter for that fiscal year and by fiscal year for the next two succeeding fiscal years, including for the first such fiscal year, projected consolidated balance sheets, statements of operations and statements of cash flow and, for the second and third such fiscal years, projected consolidated balance sheets and statements of operations and cash flows, of Parent and its Subsidiaries, all in reasonable detail;

(c)        Promptly after request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of Parent by independent accountants in connection with the accounts or books of Parent or any of its Subsidiaries, or any audit of any of them;

(d)        Promptly after the same are available, and in any event within five (5) Business Days after filing with the SEC, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Parent, and copies of all publicly available annual, regular, periodic and special reports and registration statements which Parent may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and not otherwise required to be delivered to the Lenders pursuant to Section 6.01 or other provisions of this Section 6.02;

(e)        Promptly upon a Responsible Officer becoming aware, and in any event within five (5) Business Days after becoming aware, of the occurrence of any (i) Reportable Event or (ii)

non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) involving any Pension Plan or any trust created thereunder that could reasonably be expected to give rise to a material liability, telephonic notice specifying the nature thereof, and, no more than two (2) Business Days after such telephonic notice, written notice again specifying the nature thereof and specifying what action Borrowers are taking or propose to take with respect thereto, and, when known, any action taken by the IRS with respect thereto;

(f)        As soon as practicable, and in any event within two (2) Business Days after a Responsible Officer becomes aware of the existence of any condition or event which constitutes a Default or Event of Default, telephonic notice specifying the nature and period of existence thereof, and, no more than two (2) Business Days after such telephonic notice, written notice again specifying the nature and period of existence thereof and specifying what action Borrowers are taking or propose to take with respect thereto;

(g)        Promptly upon a Responsible Officer becoming aware that (i) any Person has commenced a legal proceeding with respect to a claim against Borrowers or their respective Subsidiaries that is $10,000,000 or more in excess of the amount thereof that is fully covered by insurance, (ii) any creditor under a credit agreement involving Indebtedness of $10,000,000 or more or any lessor under a lease involving aggregate rent of $10,000,000 or more has asserted a default thereunder on the part of Borrowers or their respective Subsidiaries or (iii) any Person has commenced a legal proceeding with respect to a claim against Borrowers or their respective Subsidiaries under a contract (that is not a credit agreement or material lease) in excess of $10,000,000 or which otherwise may reasonably be expected to result in a Material Adverse Effect, a written notice describing the pertinent facts relating thereto and what action Borrowers or their respective Subsidiaries are taking or propose to take with respect thereto;

(h)       Not later than sixty (60) days after the end of each fiscal quarter of the Borrowers (other than the fourth fiscal quarter in any fiscal year in which case not later than ninety (90) days), a statement listing the properties of Parent and its Subsidiaries which are Development Investments and providing a brief summary of the status of such development;

(i)         Promptly upon a Responsible Officer becoming aware of a change in the Debt Rating or any other credit rating given by a Rating Agency to Parent’s long-term senior unsecured debt or any announcement that any such rating is “under review” or that such rating has been placed on a watch list or that any similar action has been taken by a Rating Agency, written notice of such change, announcement or action;

(j)         Promptly upon a Responsible Officer becoming aware, notice of any material change in accounting policies by the Parent or any other Borrower; and

(k)        Such other data and information as from time to time may be reasonably requested by the Administrative Agent.

Documents required to be delivered pursuant to this Agreement (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrowers post such documents, or provide a link thereto on the Borrowers’ website on the Internet at the website address listed on Schedule 10.02 or (ii) on which such documents are posted on the Borrowers’ behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent), including the SEC’s EDGAR website; provided that the Borrowers shall deliver paper copies of such documents to the Administrative Agent for any Lender that requests the Borrowers to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender.    Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrowers with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrowers hereby acknowledge that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrowers or their securities) (each, a “Public Lender”).  The Borrowers hereby agree that (w) all Borrower Materials (other than SEC Reports) that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as either publicly available information or not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrowers or their securities for purposes of United States Federal and state securities laws; (y) all SEC Reports and all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials (other than SEC Reports) that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” The Borrowers shall be in compliance with all requirements to deliver information under this Agreement if they have made such information available to the Administrative Agent and, to the extent required, Lenders other than Public Lenders, and the failure of Public Lenders to receive information made available to other Lenders shall not result in any breach of this Agreement.

8.03     Payment of Obligations.

Pay and discharge as the same shall become due and payable, all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrowers or such Subsidiary prior to the imposition of such Lien, except that Borrowers and their respective Subsidiaries shall not be required to pay or cause to be paid (a) any tax, assessment, charge, levy or claim that is not yet past due, or is being contested in good faith by appropriate proceedings so long as the relevant entity has established and maintains adequate reserves for the payment of the same or (b) any immaterial tax or claim so long as no material Property of Borrowers or their Subsidiaries is at immediate risk of being seized, levied upon or forfeited.

8.04     Preservation of Existence, Etc.

(a)        Preserve, renew and maintain in full force and effect the legal existence and good standing of the Borrowers under the Laws of the jurisdiction of its organization except in a transaction permitted by Sections 7.03 or 10.20; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

8.05     Maintenance of Properties.

(a)        Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted and subject to exceptions for extraordinary or reasonably unforeseeable events; (b) make all necessary repairs thereto and renewals and replacements thereof in a reasonably timely manner except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

8.06     Maintenance of Insurance.

Maintain liability, casualty and other insurance (subject to customary deductibles and retentions) with responsible insurance companies in such amounts and against such risks as is carried by responsible companies engaged in similar businesses and owning similar assets in the general areas in which Borrowers or such Subsidiaries, as applicable, operate.

8.07     Compliance with Laws.

Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

8.08     Books and Records.

(a)        Maintain proper books of record and account, in which entries true and correct in all material respects are made in conformity with GAAP consistently applied; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrowers and their Subsidiaries, as the case may be.

8.09     Inspection Rights.

Permit the Lenders, through the Administrative Agent or any representative designated by the Administrative Agent, at the Borrowers’ expense, to visit and inspect any of the properties of the Borrowers or any of their respective Subsidiaries (subject to the rights of any tenants), to examine the books of account of the Borrowers and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrowers and their respective Subsidiaries with, and to be advised as to the same by, their Responsible Officers, all at such reasonable times (typically during normal business hours) and intervals as the Administrative Agent or any Lender may reasonably request upon not less than four (4) Business Days’ notice; provided, however, that inspections made at the Borrowers’ expense shall be limited to once per year, unless an Event of Default shall have occurred and be continuing.  The Lenders shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to the Borrowers’ or such Subsidiaries’ normal business operations.  Notwithstanding anything to the contrary in this Section 6.09, no Borrower nor any of their Subsidiaries will be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any document, information or other matter that (i) in respect of which disclosure to the Administrative Agent (or its designated representative) or any Lender is then prohibited by law or any agreement binding on any Borrower or any of its Subsidiaries or (ii) is subject to attorney-client or similar privilege or constitutes attorney work product.

8.10     Use of Proceeds.

Use the proceeds of any Credit Extensions for general corporate purposes (including permitted Investments and acquisitions) not in contravention of any Laws or any Loan Documents.

8.11     Occupancy Rate.

Cause the aggregate occupancy rate of all Qualified Revenue-Producing Properties, as of the end of the most recently ended four fiscal quarter period of the Borrowers, to be greater than or equal to 80%, based on bona-fide, arms length tenant leases which are in full force and effect requiring current rental payments and which are in good standing.

8.12     Additional Borrowers.

Prior to a Release Event, cause (a) each Wholly-Owned Subsidiary of the Parent that owns a Qualified Asset Pool Property (other than a Wholly-Owned Subsidiary domiciled outside of the United States) to become a Borrower under this Agreement by (i) executing a Joinder Agreement and (ii) delivering such other documentation as the Administrative Agent may reasonably request in connection therewith, including, without limitation, certified resolutions and other organizational and customary authorizing documents of such Person, all in form, content and scope reasonably satisfactory to the Administrative Agent and (b) each other Subsidiary that owns a Qualified Asset Pool Property (other than a Subsidiary domiciled outside of the United States) to become a Borrower under this Agreement (in the manner described in the foregoing clause (a)) except, in each case, to the extent becoming a Borrower under this Agreement (i) is prohibited by, or requires the consent of any Person pursuant to, contractual provisions entered into by the Subsidiary in the ordinary course of business or (ii) is prohibited by any provision of applicable law.

ARTICLE IX

NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than contingent indemnity obligations) shall remain unpaid or unsatisfied, or any Letter of Credit (unless a replacement letter of credit or cash collateral reasonably satisfactory to the L/C Issuer has been provided to the L/C Issuer) shall remain outstanding, each Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

9.01     Liens.

Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a)        inchoate Liens incident to construction on or maintenance of Property; or Liens incident to construction on or maintenance of Property now or hereafter filed of record for which adequate reserves have been set aside (or deposits made pursuant to applicable Law) and which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Property is subject to a material impending risk of loss or forfeiture;

(b)        Liens for taxes and assessments on Property which are not yet past due; or Liens for taxes and assessments on Property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Property is subject to a material impending risk of loss or forfeiture;

(c)        defects and irregularities in title to any Property which would not reasonably be expected to result in a Material Adverse Effect;

(d)        easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting Property in the ordinary course;

(e)        easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of Property in or adjacent to a shopping center, business or office park or similar project affecting Property in the ordinary conduct of the business of the applicable Person;

(f)        rights reserved to or vested in any Governmental Authority to control or regulate, or obligations or duties to any Governmental Authority with respect to, the use of any Property;

(g)        rights reserved to or vested in any Governmental Authority to control or regulate, or obligations or duties to any Governmental Authority with respect to, any right, power, franchise, grant, license, or permit;

(h)        present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of Property in the ordinary conduct of the business of the applicable Person;

(i)         statutory Liens, other than those described in clauses (a) or (b) above, arising in the ordinary course of business (but not in connection with the incurrence of any Indebtedness) with respect to obligations which are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no Property is subject to a material impending risk of loss or forfeiture;

(j)         covenants, conditions, and restrictions affecting the use of Property which may not give rise to any Lien against such Property in the ordinary conduct of the business of the applicable Person;

(k)        rights of tenants as tenants only under leases and rental agreements covering Property entered into in the ordinary course of business of the Person owning such Property;

(l)         Liens consisting of pledges or deposits to secure obligations under workers’ compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

(m)       Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 20% of the annual fixed rentals payable under such lease;

(n)        Liens consisting of deposits of Property to secure bids made with respect to, or performance of, contracts (including Liens securing surety or performance bonds);

(o)        Liens consisting of any right of offset, or statutory bankers’ lien, on bank deposit accounts maintained in the ordinary course of business so long as such bank deposit accounts are not established or maintained for the purpose of providing such right of offset or bankers’ lien;

(p)        Liens consisting of deposits of Property to secure statutory obligations of any Borrower or any Subsidiary;

(q)        Liens created by or resulting from any litigation or legal proceeding in the ordinary course of business which is currently being contested in good faith by appropriate proceedings, provided that, adequate reserves have been set aside and no material Property is subject to a material impending risk of loss or forfeiture;

(r)        other nonconsensual Liens incurred in the ordinary course of business but not in connection with the incurrence of any Indebtedness, which do not individually involve amounts in excess of $5,000,000 or in the aggregate involve amounts in excess of $10,000,000; and

(s)        Liens securing Secured Debt not prohibited by this Agreement.

9.02     Investments.

Make any Investments, except:

(a)        Investments held by any Borrower or any of its Subsidiaries in the form of Cash, Cash Equivalents or short-term marketable securities;

(b)        advances to officers, directors and employees of any Borrower or any of its Subsidiaries for travel, entertainment, relocation and similar ordinary business purposes and within such Borrower’s policies;

(c)        Investments of the Borrowers in any Subsidiary or any other Borrower, Investments of any Subsidiary in the Borrowers or in another Subsidiary and Investments in any Person that, as a result of or in connection with such Investment, becomes or will become a Subsidiary of a Borrower;

(d)        Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(e)        Investments in Real Property of the Borrowers and their Subsidiaries consisting of improved real estate property used principally for office, laboratory, research, health sciences, technology, manufacturing or warehouse purposes (and appurtenant amenities);

(f)        Investments in Real Property of the Borrowers and their Subsidiaries consisting of (i) Development Investments (the amount of such Investment shall be an amount equal to the aggregate costs incurred in connection therewith), (ii) undeveloped land without improvements, or (iii) any other Real Property, other than an improved real estate property used principally for office, manufacturing, warehouse, research, laboratory, health sciences or technology purposes (and appurtenant amenities); provided, that, as of the most recently ended fiscal quarter, the aggregate book value of such Investments may not exceed 35% of the Adjusted Tangible Assets.  To determine such book value of Investments described in this Section 7.02(f) which are not owned 100%, directly or indirectly, by Parent or any of its Subsidiaries, the book value of such Investment shall be adjusted by multiplying the same by the Parent’s or such Subsidiaries’ interest therein during the fiscal quarter of the Parent ending as of the date of determination of such book value;

(g)        other Investments, other than Investments in Real Property not otherwise permitted by Section 7.02; provided that as of the most recently ended fiscal quarter, the aggregate book value of such Investments pursuant to this Section 7.02(g) shall not exceed 15% of the Adjusted Tangible Assets. To determine such book value of Investments described in this Section 7.02(g) which are not owned 100%, directly or indirectly, by Parent or any of its Subsidiaries, the book value of such Investment shall be adjusted by multiplying the same by the Parent’s or such Subsidiaries’ interest therein during the fiscal quarter of the Parent ending as of the date of determination of such book value; and

(h)        Guarantees by any Borrower or any Subsidiary in respect of Indebtedness not prohibited hereunder.

9.03     Fundamental Changes.

Merge, dissolve, liquidate or consolidate with or into another Person, except that, so long as no Default or Event of Default exists or would result therefrom, (a) a Borrower may merge or consolidate with or into one or more other Borrowers; provided that if the Parent or Operating Partnership is a party to such merger or consolidation it shall be the surviving entity, (b) any Subsidiary may merge or consolidate with or into a Borrower or another Subsidiary or may dissolve or liquidate, or (c) any other merger, dissolution, liquidation or consolidation that does not result in a Change of Control shall be permitted.

9.04     Restricted Payments.

With respect to any Borrower or any Subsidiary thereof, make any Restricted Payment except (a) so long as no Event of Default shall have occurred and be continuing under Section 8.01(a) or would result therefrom, such Restricted Payment shall be permitted (i) in an amount not to exceed (excluding Restricted Payments made pursuant to the last sentence of this Section 7.04) the greater of (A) the amount which, when added to the amount of all other Restricted Payments paid by the Parent in the same fiscal quarter and the preceding three fiscal quarters, would not exceed 95% of Funds From Operations of Parent and its Subsidiaries for the four consecutive fiscal quarters ending prior to the fiscal quarter in which such Restricted Payment is paid and (B) the minimum amount of Restricted Payments required (I) under the Code to maintain and preserve Parent’s status as a real estate investment trust under the Code, as evidenced by a certification of a Responsible Officer of Parent containing calculations in reasonable detail satisfactory to the Administrative Agent or (II) to avoid the payment of federal or state income or excise tax, (ii) so long as no Event of Default shall have occurred and be continuing or would result therefrom, to the extent it relates to the retirement of Preferred Equity in an amount not to exceed any Exchange Proceeds so used notwithstanding the limitations set forth in clause (i), and (iii) so long as no Event of Default shall have occurred and be continuing or would result therefrom, with the proceeds of sales of property notwithstanding the limitation set forth in clause (i); provided however, that if an Event of Default under Section 8.01(a) has occurred and is continuing, the Borrowers and their Subsidiaries may only make the Restricted Payments in the minimum amount necessary to comply with Section 857(a) of the Code and maintain the Parent’s REIT Status.  Notwithstanding the foregoing, any Subsidiary of the Parent may (a) make Restricted Payments payable to the Parent or any Borrower (directly or indirectly through Subsidiaries) and (b) declare and make Restricted Payments to its equity holders generally so long as the Parent or such Subsidiary that owns the equity interest or interests in the Subsidiary making such Restricted Payments receives at least its proportionate share thereof (based upon its relative equity interests in the Subsidiary making such Restricted Payment); provided that in the case of clause (b) above, if an Event of Default under Section 8.01(a) has occurred and is continuing, such Subsidiaries may only make Restricted Payments in the minimum amount necessary to comply with Section 857(a) of the Code and maintain the Parent’s REIT status.

9.05     Change in Nature of Business.

Make any material change in the principal nature of the business of Borrowers and their Subsidiaries, such business being the acquisition, ownership, management, development and renovation of real property and buildings for use as office, office/laboratory, research, health sciences, technology or manufacturing/warehouse properties and related real property (and appurtenant amenities).

9.06     Transactions with Affiliates.

Enter into any transaction of any kind with any Affiliate of Borrowers or their respective Subsidiaries other than (a) salary, bonus, employee stock option, relocation assistance and other compensation arrangements with directors or officers in the ordinary course of business, (b) transactions that are fully disclosed to the board of directors of Parent and expressly authorized by a resolution of the board of directors of Parent which is approved by a majority of the directors not having an interest in the transaction, (c) transactions permitted by this Agreement, (d) transactions between or among Borrowers and Subsidiaries and (e) transactions on overall terms at least as favorable to Borrowers or their Subsidiaries as would be the case in an arm’s length transaction between unrelated parties.

9.07     Burdensome Agreements.

Enter into any agreement, instrument or transaction which prohibits any Borrower’s ability to pledge to Administrative Agent any Qualified Asset Pool Property.  The Borrowers, and their respective Subsidiaries, shall take such actions as are necessary to preserve the right and ability of the Borrowers, and their respective Subsidiaries, to pledge to Administrative Agent for the benefit of Lenders the Qualified Asset Pool Properties without any such pledge after the date hereof causing or permitting the acceleration (after the giving of notice or the passage of time, or otherwise) of any other Indebtedness of Borrowers or any of their respective Subsidiaries.

9.08     Use of Proceeds.

Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

9.09     Financial Covenants.

(a)       Permit the Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter, to be less than 1.50:1.00;

(b)       Permit the Secured Debt Ratio, as of the last day of any fiscal quarter, to exceed 40.0%;

(c)       Permit the Leverage Ratio, as of the last day of any fiscal quarter, to exceed 60.0%;

(d)       Permit Minimum Book Value, as of the last day of any fiscal quarter, to be less than the sum of (i) $2,000,000,000, plus (ii) 50% of the net issuance proceeds of all Equity Offerings from and after the Third Amendment Effective Date (excluding the amount of Exchange Proceeds);

(e)       Permit the Interest Coverage Ratio, as of the last day of any fiscal quarter, to be less than 2.00 to 1.00;

(f)        Permit the Unsecured Leverage Ratio, as of the last day of any fiscal quarter, to exceed 60.0%; and

(g)       Permit the Unsecured Debt Yield to be less than 11.00% from the Third Amendment Effective Date until June 30, 2011 and 12.00% at all times thereafter, in each case, as of the last day of any fiscal quarter.

ARTICLE X

EVENTS OF DEFAULT AND REMEDIES

10.01   Events of Default.

Any of the following shall constitute an “Event of Default”:

(a)        Non-Payment.  The Borrowers fail to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C Obligation, or (ii) within five Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or

(b)        Specific Covenants.  The Borrowers fail to perform or observe any term, covenant or agreement contained in any of Article VII; or

(c)        Other Defaults.  Any Borrower or Subsidiary fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 Business Days following written notice by Administrative Agent or, if such Default is not reasonably susceptible of cure within such period, within such longer period as is reasonably necessary to effect a cure so long as such Borrower or such Subsidiary continues to diligently pursue cure of such Default but not in any event in excess of 60 Business Days; or

(d)        Representations and Warranties.  Any representation or warranty of Borrowers or any of their respective Subsidiaries made in any Loan Document, or in any certificate or other writing delivered by Borrowers or any of their respective Subsidiaries pursuant to any Loan Document, proves to have been incorrect when made or reaffirmed in any respect that is materially adverse to the interests of the Lenders; or

(e)        Cross-Default.  Any Borrower or any of their respective Subsidiaries (i) fails to pay (A) the principal, or any principal installment, of (1) any Indebtedness (other than Non-Recourse Debt) of $50,000,000 or more or (2) any Non-Recourse Debt individually or in the aggregate of $150,000,000 or more, (B) any guaranty of Indebtedness (other than Non-Recourse Debt) of $50,000,000 or more or (C) any guaranty of Non-Recourse Debt individually or in the aggregate of $150,000,000 or more, on its part to be paid, in each case when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other term, covenant or agreement on its part to be performed or observed, or suffers any event of default to occur, in connection with any Indebtedness (other than Non-Recourse Debt) of $50,000,000 or more, or of any guaranty of Indebtedness (other than Non-Recourse Debt) of $50,000,000 or more, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare such Indebtedness due before the date on which it otherwise would become due or the right to require Borrowers or any such Subsidiary to redeem or purchase, or offer to redeem or purchase, all or any portion of such Indebtedness (provided, that for the purpose of this clause (e), the principal amount of Indebtedness consisting of a Swap Contract shall be the amount which is then payable by the counterparty to close out the Swap Contract); or

(f)        Insolvency Proceedings, Etc.  Any Borrower or any Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

(g)        Inability to Pay Debts; Attachment.  (i) Any Borrower or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(h)        Judgments.  There is entered against any Borrower or any Subsidiary (i) a final judgment or order for the payment of money in an aggregate amount exceeding $50,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i)         ERISA.  An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrowers or their Subsidiaries under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of 5% of the combined total assets of such Borrowers or Subsidiaries as of the most recent fiscal quarter, or (ii) the Borrowers or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of 5% of the combined total assets of such Borrowers or Subsidiaries as of the most recent fiscal quarter; or

(j)         Invalidity of Loan Documents.  Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or relating to the satisfaction in full of all the Obligations (or cash collateralization in a manner reasonably satisfactory to the L/C Issuer with respect to outstanding Letters of Credit), ceases to be in full force and effect; or any Borrower contests in any manner the validity or enforceability of any provision of any Loan Document; or any Borrower denies that it has any liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

(k)        Change of Control.  There occurs any Change of Control.

10.02   Remedies Upon Event of Default.

If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, (i) the Required Revolving Lenders with respect to Sections 8.02(a) and (c) below, and (ii) the Required Lenders with respect to Sections 8.02(b) and (d) below, take any or all of the following actions:

(a)        declare the commitment of each Revolving Lender to make Revolving Loans, the Swing Line Lender to make Swing Line Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b)        declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

(c)        require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d)        exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any one or more of the Borrowers under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to or for the account of such Borrower shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as

aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

10.03   Application of Funds.

After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer) and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and Obligations to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrowers or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur.  If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

ARTICLE XI

ADMINISTRATIVE AGENT

11.01   Appointment and Authority.

Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article are solely for the benefit of the

Administrative Agent, the Lenders and the L/C Issuer, and neither the Parent nor any other Borrower shall have rights as a third party beneficiary of any of such provisions.

11.02   Rights as a Lender.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.  The foregoing provisions of this Section 9.02 shall likewise apply to the Person serving as the Alternative Currency Fronting Lender.

11.03   Exculpatory Provisions.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, the Administrative Agent:

(a)        shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)        shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c)        shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of their Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders or Required Revolving Lenders, as the case may be (or such other number, percentage or class of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrowers, a Lender or the L/C Issuer.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

11.04   Reliance by Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

11.05   Delegation of Duties.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent.  The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

11.06   Successor Administrative Agent.

The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrowers.  The Required Lenders may remove the Administrative Agent from its capacity as Administrative Agent in the event of the Administrative Agent’s willful misconduct or gross negligence.  Upon receipt of any such notice of resignation or the removal of the Administrative Agent as Administrative Agent hereunder, the Required Lenders shall have the right (with the consent of the Borrowers provided there does not exist an Event of Default at such time), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States.  If no such successor shall have been so appointed by the Required Lenders (with the consent of the Borrowers provided there does not exist an Event of Default at such time) and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or the Required Lenders remove the Administrative Agent hereunder, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrowers and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section).  The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor.  After the retiring Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer, Swing Line Lender and Alternative Currency Fronting Lender.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, Swing Line Lender and Alternative Currency Fronting Lender, (b) the retiring L/C Issuer, Swing Line Lender and Alternative Currency Fronting Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit and (d) the successor Alternative Currency Fronting Lender shall make arrangements with the resigning Alternative Currency Fronting Lender for the funding of all outstanding Alternative Currency Risk Participations.

11.07   Non-Reliance on Administrative Agent and Other Lenders.

Each Lender, the Swing Line Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender, the Swing Line Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

11.08   No Other Duties, Etc.

Anything herein to the contrary notwithstanding, none of the Co-Syndication Agents, the Documentation Agents or Arrangers listed on the cover page hereof or any additional titled agents which may be added thereto from time to time shall have any powers, duties or responsibilities under this

Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.

11.09   Administrative Agent May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Borrower, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)        to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, indemnification, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(i) and (j), 2.09 and 10.04) allowed in such judicial proceeding; and

(b)        to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, indemnification, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

11.10   Collateral and Borrower Matters.

The Lenders, the Swing Line Lender and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion and the Administrative Agent hereby agrees:

(a)        to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit (unless cash collateralized or supported by a letter of credit of manner satisfactory to the L/C Issuer), (ii) that is sold or to be sold as part of or in connection with any sale not prohibited hereunder or under any other Loan Document, or (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders;

(b)        to release a Borrower from liability for the Obligations in accordance with Section 10.20; and

(c)        to release any Borrower (but not the Parent or the Operating Partnership) from its obligations under the Loan Documents pursuant to Section 10.23.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property.

11.11   No Obligations of Borrowers.

Nothing contained in this Article IX shall be deemed to impose upon Borrowers any obligation in respect of the due and punctual performance by the Administrative Agent of its obligations to the Lenders under any provision of this Agreement, and Borrowers shall have no liability to the Administrative Agent or any of the Lenders in respect of any failure by the Administrative Agent or any Lender to perform any of its obligations to the Administrative Agent or the Lenders under this Agreement.  Without limiting the generality of the foregoing, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by Borrowers to the Administrative Agent for the account of the Lenders, Borrowers’ obligations to the Lenders in respect of such payments shall be deemed to be satisfied upon the making of such payments to the Administrative Agent in the manner provided by this Agreement.

ARTICLE XII

MISCELLANEOUS

12.01   Amendments, Etc.

No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrowers therefrom, shall be effective unless in writing signed by the Required Lenders (or the Administrative Agent with the written concurrence of the Required Lenders) and the Borrowers, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)        waive any condition set forth in Section 4.01(a) without the written consent of each Lender;

(b)        extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender (subject to Sections 2.14 and 2.15);

(c)        postpone any date fixed by this Agreement or any other Loan Document for any payment of principal or payment of interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby (subject to Section 2.14);

(d)        reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the

Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest at the Default Rate or Letter of Credit Fees (subject to clause (i) of the second proviso to this Section 10.01) at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein);

(e)        change Section 2.13 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(f)        change any provision of this Section or the definition of “Required Lenders” or “Required Revolving Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(g)        release the Parent or the Operating Partnership, as a Borrower hereunder or substantially all of the other Borrowers without the written consent of each Lender; or

(h)        impose any greater restriction on the ability of any Lender to assign any of its rights or obligations hereunder without the written consent of the Required Lenders and Lenders having more than 66-2/3% of the Total Outstandings then in effect within each of the following classes of Commitments, Loans and/or other Credit Extensions: (i) the class consisting of the Revolving Commitments, and (ii) the class consisting of the Term Loan Commitments;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; and (v) so long as the Revolving Commitments remain outstanding, no amendment, waiver or consent which has the effect of enabling the Borrowers to satisfy any condition to a Committed Borrowing contained in Section 4.02 hereof, which, but for such amendment, waiver or consent would not be satisfied, shall be effective to require the Revolving Lenders to make any additional Revolving Loan unless and until the Required Revolving Lenders shall consent thereto.  Notwithstanding anything herein to the contrary, the Administrative Agent may with the approval of the Majority Lenders temporarily waive compliance by Borrowers with any condition, obligation or covenant contained in this Agreement or the Loan Documents (other than a failure to make a payment of any principal, interest or fee when due) for a period not to exceed ninety (90) days, provided, however, that any such condition, obligation or covenant so waived may not be consecutively waived after the expiration of such ninety (90) day period.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender (subject to Section 2.14 and 2.15).  Notwithstanding anything to the contrary contained herein, the Administrative Agent may, with the approval of the Required Lenders and at the Borrowers’ request, increase the maximum aggregate amount of the increase in the Aggregate Commitments on the terms and conditions set forth in Section 2.15(a) or 2.15(b).

12.01A  Required Lenders.

Notwithstanding the provisions of Section 10.01 to the contrary, on the Third Amendment Effective Date, each Revolving Lender agrees that on the date of the repayment in full, in cash, of all Term Loans outstanding as of the Third Amendment Effective Date the definitions of “Required Lenders” and “Required Revolving Lenders” shall be automatically amended to replace “66-2/3%” with “50%” in each instance where such percentage is used (such adjustment, the “Required Lender Adjustment”).  This section shall be binding on any Lender (other than any Term Lender as of the Third Amendment Effective Date), including any Lender that becomes a party hereto after the Third Amendment Effective Date.

12.02   Notices; Effectiveness; Electronic Communication.

(a)        Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)         if to the Borrowers, the Administrative Agent, the L/C Issuer, the Swing Line Lender or and the Alternative Currency Fronting Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02 and

(ii)        if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been received upon the sender’s receipt of an acknowledgement from the intended recipient (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b)        Electronic Communications.  Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article 11 if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent or the Borrowers may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)        The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrowers, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)        Change of Address, Etc.  Each of the Borrowers, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto.  Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrowers, the Administrative Agent, the L/C Issuer and the Swing Line Lender.  In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e)        Reliance by Administrative Agent, L/C Issuer and Lenders.  The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof as understood by the recipient, varied from any confirmation thereof.  The Borrowers shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrowers except to the extent resulting from the gross negligence or willful misconduct of Administrative Agent, the L/C Issuer, any Lender or any Related Party.  All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

12.03   No Waiver; Cumulative Remedies.

No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

12.04   Expenses; Indemnity; Damage Waiver.

(a)        Costs and Expenses.  The Borrowers shall pay (i) all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out of pocket expenses incurred by the Administrative Agent, any Lender, the Alternative Currency Fronting Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)        Indemnification by the Borrowers.  The Borrowers shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrowers or any other Borrower arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrowers or any of their Subsidiaries, or any Environmental Liability related in any way to the Borrowers or any of their Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrowers or any other Borrower, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrowers or any other Borrower against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrowers or such Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c)        Reimbursement by Lenders.  To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, and without limiting the obligation of the Borrowers to do so, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity.  The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d)        Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, the Borrowers shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof.  No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby except to the extent resulting from the gross negligence or willful misconduct of any Indemnitee.

(e)        Payments.  All amounts due under this Section shall be payable not later than ten Business Days after demand therefore (accompanied by reasonable back-up documentation).

(f)        Survival.  The agreements in this Section shall survive the resignation of the Administrative Agent, the Swing Line Lender, the Alternative Currency Fronting Lender and the L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

12.05   Payments Set Aside.

To the extent that any payment by or on behalf of the Borrowers is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment.  The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

12.06   Successors and Assigns.

(a)        Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that none of the Borrowers may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement

(b)        Assignments by Lenders.  Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations, in Swing Line Loans and in Alternative Currency Risk Participations) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)         Minimum Amounts.

(A)       in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)       in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single assignee (or to an assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii)        Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to rights in respect of the Swing Line Lender’s rights and obligations in respect of Swing Line Loans;

(iii)       Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A)       the consent of the Parent (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

(B)        the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

(C)        the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(D)       the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment (other than any assignment of a Term Loan or an assignment to a Person that is a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender).

(iv)       Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.  The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)        No Assignment to Certain Persons.  No such assignment shall be made (A) to the Borrowers or any of the Borrowers’ Affiliates or Subsidiaries or (B) in the case of any assignment of Commitments or Loans by any Revolving Lender, to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).

(vi)       Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrowers and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Upon request, the Borrowers (at their expense) shall execute and deliver a Note, as applicable, to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c)        Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of, and interest owing on, the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender.  The Register shall be available for inspection by each of the Borrowers and any Lender at any reasonable time and from time to time upon reasonable prior notice.

(d)        Participations.  Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person, a Defaulting Lender or the Borrowers or any of the Borrowers’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations, Swing Line Loans and/or Alternative Currency Risk Participations) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant.  Subject to subsection (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section.  To the extent permitted by law, each

Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.

(e)        Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 3.01(e) as though it were a Lender.

(f)        Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g)        Electronic Execution of Assignments.  The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h)        Special Purpose Funding Vehicles.  Notwithstanding anything to the contrary contained herein, any Revolving Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers (an “SPC”) the option to provide all or any part of any Committed Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Committed Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Committed Loan, the Granting Lender shall be obligated to make such Committed Loan pursuant to the terms hereof or, if it fails to do so, to make such payment to the Administrative Agent as is required under Section 2.12(b)(ii).  Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers under this Agreement (including its obligations under Section 3.01 or 3.04), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder.  The making of a Committed Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Committed Loan were made by such Granting Lender.  In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrowers and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Committed

Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Committed Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

(i)         Resignation as L/C Issuer, Swing Line Lender or Alternative Currency Fronting Lender after Assignment.  Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon 30 days’ notice to the Borrowers and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days’ notice to the Borrowers, resign as Swing Line Lender and/or (iii) upon 30 days’ notice to the Borrowers, resign as Alternative Currency Fronting Lender.  In the event of any such resignation as L/C Issuer, Swing Line Lender or Alternative Currency Fronting Lender, the Borrowers shall be entitled to appoint from among the Lenders (with the applicable Lender’s consent) a successor L/C Issuer, Swing Line Lender or Alternative Currency Fronting Lender hereunder; provided, however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer, Swing Line Lender or Alternative Currency Fronting Lender, as the case may be.  If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Revolving Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)).  If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Revolving Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).  If the Alternative Currency Fronting Lender resigns as Alternative Currency Fronting Lender, it shall retain all the rights and obligations of the Alternative Currency Fronting Lender hereunder with respect to all Alternative Currency Risk Participations outstanding as of the effective date of its resignation as the Alternative Currency Fronting Lender and all obligations of the Borrower or any other Lender with respect thereto (including the right to require Alternative Currency Participating Lenders to fund any Alternative Currency Risk Participations therein in the manner provided in Section 2.02(f)).  Upon the appointment of a successor L/C Issuer and/or Swing Line Lender and/or Alternative Currency Fronting Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, Swing Line Lender or Alternative Currency Fronting Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

12.07   Treatment of Certain Information; Confidentiality.

(a)        Confidentiality.  Each Lender and the Administrative Agent (each, a “Lender Party”) hereby agrees for itself for Swing Line Lender and for L/C Issuer only that, except as specifically set forth herein, (i) such Lender Party shall not participate in or generate any press release or other release of information to the general public relating to the closing of the Loan without the prior written consent of the Borrowers, (ii) such Lender Party shall hold the Confidential Information in strict confidence in accordance with such Lender Party’s customary procedures to prevent the misuse or disclosure of confidential information of this nature and in accordance with safe and sound banking practices, (iii) such Lender Party shall use the Confidential Information solely for the purposes of underwriting the Loan or acquiring an interest therein, carrying out such Lender Party’s rights or obligations under this Agreement, in connection with the syndication of the Loan, the enforcement of the Loan Documents, or other internal examination, supervision or oversight of the transactions contemplated hereby as reasonably determined by such Lender Party, or as otherwise permitted by the terms of this Section 10.07 (collectively,

“Permitted Purposes”), and (iv) not disclose the Confidential Information to any party, except as expressly authorized in this Agreement or with prior written consent of Borrowers.  Each Lender Party shall promptly notify Borrowers in the event that it becomes aware of any loss or unauthorized disclosure of any Confidential Information.

Each Lender Party shall not have any obligations under this Agreement with respect to a specific portion of the Confidential Information if such Lender Party can demonstrate that such Confidential Information (i) was publicly available at the time it was disclosed to such Lender Party, (ii) became publicly available subsequent to the time it was disclosed to such Lender Party, (iii) was in or comes into a Lender Party’s possession from a source not known to such Lender Party (after reasonable inquiry) to be in breach of an obligation of confidentiality owed to Borrowers in making such disclosure to such Lender Party, (iv) was in or comes into Lender Party’s possession free of any obligation of confidence owed to the Borrowers at the time it was disclosed to them, or (v) was developed by the employees or agents of the Lender Party without the use of the Confidential Information.

(b)        Disclosures.  Any Lender Party or its legal counsel may disclose the Confidential Information (i) to Borrowers, other Lenders, the Administrative Agent or any of their respective legal counsel, (ii) to its auditors in connection with bank audits or regulatory officials having jurisdiction over such Lender Party, (iii) to its legal counsel who need to know the Confidential Information for the purposes of representing or advising the Lender Parties, (iv) with prior written notice to the Chief Executive Officer of the Parent, to its consultants, agents and advisors retained in good faith by such Lender Party with a need to know such information in connection with a Permitted Purpose, (v) as required by Law or legal process (subject to the terms below), or in connection with any legal proceeding to which that Lender Party and any of Borrowers are adverse parties, (vi) to another potential Lender or participant in connection with a disposition or proposed disposition to that Person of all or part of that Lender Party’s interests hereunder or a participation interest in its Notes, and (vii) to its directors, officers, employees and affiliates that control, are controlled by, or are under common control with such Lender Party or its parent or otherwise within the corporate umbrella of such Lender Party who need to know the confidential information for purposes of underwriting the Loan or becoming a party to this Agreement, the syndication of the Loan, the administration, interpretation, performance or exercise of rights under the Loan Documents, the enforcement of the Loan Documents, or other internal supervision, examination or oversight of the transactions contemplated hereby as reasonably determined by such Lender Party, provided that any Person to whom any of the Confidential Information is disclosed is informed by such Lender Party of the strictly confidential nature of the Confidential Information, and such Persons described in clauses (b)(iv), (vi) and (vii) shall agree in writing to be bound by confidentiality restrictions at least as restrictive as those contained herein.  Notwithstanding the foregoing, a Lender Party may disclose Confidential Information to the extent such Lender Party is requested or required by any Law or any order of any court, governmental, regulatory or self-regulatory body or other legal process to make any disclosure of or about any of the Confidential Information.  In such event (except with respect to banking regulators or auditors), such Lender Party shall, if permitted by law, promptly notify Borrowers in writing so that Borrowers may seek an appropriate protective order or waive compliance with the provisions of this Agreement (provided that if a protective order or the receipt of a waiver hereunder has not been obtained, or if prior notice is not possible, and a Lender Party is, in the opinion of its counsel, compelled to disclose Confidential Information, such Lender Party may disclose that portion of the Confidential Information which its counsel advises it that such Lender Party is compelled to disclose, and provided further that in any event, such Lender Party will not oppose action by Borrowers to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.)  Each Lender Party shall be liable (but only to the extent it is finally determined to have breached the provisions of this Section 10.07(b)) for any actions by such Lender Party (but not any other Person) which are not in accordance with the provisions of this Section 10.07(b).

(c)          No Rights in Confidential Information.  The Administrative Agent and each Lender recognizes and agrees that nothing contained in this Section 10.07 shall be construed as granting any property rights, by license or otherwise, to any Confidential Information (other than the Agreement or any amendments thereto or any related agreements), or to any invention or any patent, copyright, trademark, or other intellectual property right that has issued or that may issue, based on such Confidential Information (other than the Agreement or any amendments thereto or any related agreements).  No Lender Party shall make, have made, use or sell for any purpose any product or other item using, incorporating or derived from any such Confidential Information; provided that the foregoing shall not limit or restrict in any way the creation, use or sale of banking or related services by any Lender Party.

(d)          Survival.  All Confidential Information provided by or on behalf of Borrowers during the term of this Agreement or any predecessor agreements shall remain confidential indefinitely and shall continue to receive that level of confidential treatment customarily provided by commercial banks dealing with confidential information of their borrower customers, subject, however, to the specific exceptions to confidential treatment provided herein.  For a period of one year after the Termination Date, the affected Lender Party shall continue to make reasonable inquiry of any third party providing Confidential Information as to whether such third party is subject to an obligation of confidentiality owed to the Borrowers or their Subsidiaries and if such Lender Party obtains knowledge that such third party is violating a confidentiality agreement with Borrowers, such Lender Party shall treat the Confidential Information received from such third party as strictly confidential in accordance with the provisions of this Section 10.07.  For purposes of this Section 10.07(d), the Termination Date shall mean the earlier of the termination of this Agreement or, with respect to a specific Lender Party, the date such Person no longer holds an interest in the Loan.

(e)          Injunctive Relief.  Each Lender Party hereby agrees that breach of this Section 10.07 will cause Borrowers irreparable damage for which recovery of damages would be inadequate, and that Borrowers shall therefore be entitled to obtain timely injunctive relief under this Agreement, as well as such further relief as may be granted by a court of competent jurisdiction.

(f)           No Fiduciary Duty.  Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Administrative Agent or the Lenders to Borrowers.

(g)          Separate Action.  Borrowers covenant and agree not to, and hereby expressly waive any right to, raise as a defense, affirmative defense, set off, recoupment or otherwise against any Lender Party any claim arising from or relating to an alleged breach of this Section 10.07 in any action, claim or proceeding relating to a breach of the Loan Documents by Borrowers or other action to enforce or recover the Obligations, and covenant and agree that any claim against a Lender Party arising from or relating to an alleged breach of this Section 10.07 by a Lender Party shall only be asserted as an affirmative claim in a separate action against the applicable Lender Party.

12.08    Right of Setoff.

If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrowers against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrowers may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have.  Each Lender and the L/C Issuer agrees to notify the Borrowers and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

12.09    Interest Rate Limitation.

Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers.  In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

12.10    Counterparts; Integration; Effectiveness.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

12.11    Survival of Representations and Warranties.

All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.  Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

12.12    Severability.

If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

12.13    Replacement of Lenders.

If any Lender requests compensation under Section 3.04, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender, or if any Lender refuses to consent to an amendment, modification or waiver of this Agreement that, pursuant to Section 10.01, (a) requires the consent of 100% of the Lenders and the consent of the Required Lenders has been obtained or (b) requires the consent of each Lender directly affected thereby, or if any other circumstance exists hereunder that gives the Borrowers the right to replace a Lender as a party hereto, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06 except as provided in this Section 10.13), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a)          the Borrowers shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);

(b)          such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, funded Alternative Currency Risk Participations and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Sections 3.04, 3.05 and 10.04) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);

(c)          in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

(d)          such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

12.14    Governing Law; Jurisdiction; Etc.

(a)          GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)         SUBMISSION TO JURISDICTION.  THE BORROWERS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)          WAIVER OF VENUE.  THE BORROWERS IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)          SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

12.15    Waiver of Jury Trial.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND

THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12.16    USA PATRIOT Act Notice.

Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers in accordance with the Act.  The Borrowers shall, following a request by the Administrative Agent or any Lender, promptly provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.”

12.17    Borrowers’ Obligations.

Each of the Borrowers represents, warrants, covenants and agrees as follows:

(a)          Defenses.  The obligations pursuant to the Loan Documents shall not be affected by any of the following: (i) the bankruptcy, disability, dissolution, incompetence, insolvency, liquidation, or reorganization of any Borrower; or (ii) the discharge, modification of the terms of, reduction in the amount of, or stay of enforcement of any or all liens and encumbrances or any or all obligations pursuant to the Loan Documents in any bankruptcy, insolvency, reorganization, or other legal proceeding or by law, ordinance, regulation, or rule (federal, state, or local).

(b)          Rights of Administrative Agent.  Subject to receiving any required consents of the Required Lenders or all of the Lenders, as may be required pursuant to applicable provisions of this Agreement, the Administrative Agent on behalf of the Lenders, may do the following acts or omissions from time to time without notice to or consent of any Borrower and without receiving payment or other value, nor shall the following acts or omissions affect, delay or impair any of the obligations pursuant to the Loan Documents or any or all liens and encumbrances: (i) the Administrative Agent may obtain collateral or additional collateral; (ii) the Administrative Agent may substitute for any or all collateral regardless of whether the same type or greater or lesser value; (iii) the Administrative Agent may release any or all collateral; (iv) the Administrative Agent may compromise, delay enforcement, fail to enforce, release, settle or waive any rights or remedies of the Administrative Agent as to any or all collateral; (v) the Administrative Agent may sell or otherwise dispose of any collateral in such manner or order as the Administrative Agent determines in accordance with the Loan Documents; (vi) the Administrative Agent may fail to perfect, fail to protect the priority of, and fail to ensure any or all liens or encumbrances; (vii) the Administrative Agent may fail to inspect, insure, maintain, preserve or protect any or all collateral; (viii) the Administrative Agent may obtain additional obligors for any or all obligations pursuant to the Loan Documents; (ix) the Administrative Agent may increase or decrease any or all obligations or otherwise change terms of any or all obligations in accordance with the Loan Documents; (x) the Administrative Agent may release any Borrower; (xi) Administrative Agent may compromise, delay enforcement, fail to enforce, release, settle or waive any obligations of any Borrower with the agreement of that Borrower; (xii) the Administrative Agent may make advances, or grant other financial accommodations to any Borrower; (xiii) the Administrative Agent may fail to file or pursue a claim in any bankruptcy, insolvency, reorganization or other proceeding as to any or all liens and encumbrances or any or all obligations; (xiv) the Administrative Agent may amend, modify, extend, renew, restate, supplement or terminate in whole or in part the obligation of any Borrower with the agreement of that Borrower; (xv) the Administrative Agent may take or fail to take any other action with respect to any Loan Document or any Borrower; and (xvi) the Administrative Agent may do any other acts or make any other omissions that result in the extinguishment of the obligation of any Borrower.

(c)          Suretyship Waivers.  Each Borrower waives any and all rights and benefits under any statutes or rules now or hereafter in effect that purport to confer specific rights upon or make specific defenses or procedures available to each Borrower.

(d)          Information.  Each Borrower represents and warrants to the Administrative Agent and Lenders that such Borrower is currently informed of the financial condition of the Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations.  Each Borrower further represents and warrants to the Administrative Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents.  Each Borrower hereby covenants that such Borrower will continue to keep informed of the Borrowers’ financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.  Notwithstanding anything herein which may be construed to the contrary, the Administrative Agent shall have no obligation to provide to any Borrower any information concerning the performance of any other Borrower, the obligations pursuant to the Loan Documents, or the ability of any other Borrower to perform the obligations pursuant to the Loan Documents or any other matter, regardless of what information Administrative Agent may from time to time have.

(e)          Waivers.  Each Borrower waives, until payment in full of the Obligations, any and all present and future claims, remedies and rights against any other Borrower, any collateral and any other property, interest in property or rights to property of any other Borrower (A) arising from any performance hereunder, (B) arising from any application of any collateral, or any other property, interest in property or rights to property of any Borrower, or (C) otherwise arising in respect of the Loan Documents, regardless of whether such claims, remedies and rights arise under any present or future agreement, document or instrument or are provided by any law, ordinance, regulation or rule (federal, state or local) (including, without limitation, any and all rights of contribution, exoneration, indemnity, reimbursement, and subrogation and any and all rights to participate in the rights and remedies of Lenders against any Borrower).

(f)           Joint and Several Liability of Borrowers.

(i)            Each of the Borrowers is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Administrative Agent and the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations.

(ii)           Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this

Section 10.17), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them.

(iii)          If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation.

(iv)         The Obligations of each Borrower under the provisions of this Section 10.17 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each such Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

(v)          Except as otherwise expressly provided in this Agreement, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any Loans issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by the Administrative Agent or Lenders, or any of them, under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement).  Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Administrative Agent or Lenders, or any of them, at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Administrative Agent or Lenders, or any of them, in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Administrative Agent or Lenders, or any of them, with respect to the failure by any Borrower to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 10.17 afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this Section 10.17, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such Borrower under this Section 10.17 shall not be discharged except by performance and then only to the extent of such performance.  The Obligations of each Borrower under this Section 10.17 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower or the Administrative Agent or Lenders, or any of them.  The joint and several liability of each Borrower hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, constitution or place of formation of any of the Borrowers or Administrative Agent or Lenders, or any of them.

(vi)         The provisions of this Section 10.17 are made for the benefit of the Administrative Agent, the Lenders and their respective successors and assigns, and may be enforced by it or them from time to time against any or all Borrowers as often as occasion therefor may arise and without requirement on the part of Administrative Agent, or any Lender, successor or assign first to marshal any of its or their claims or to exercise any of its or their rights against any Borrower or to exhaust any remedies available to it or them against any Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy.  The provisions of this Section 10.17 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.  If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, the provisions of this Section 10.17 will forthwith be reinstated in effect, as though such payment had not been made.

(vii)        Each Borrower hereby agrees that it will not enforce any of its rights of contribution or subrogation against any other Borrower with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Administrative Agent or any Lender with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash.  Any claim which any Borrower may have against the other Borrowers with respect to any payments to the Administrative Agent or any Lender hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, including without limitation, as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to the other Borrowers therefor.

(viii)       Notwithstanding any provision to the contrary contained herein or in any of the other Loan Documents, to the extent the obligations of any Borrower shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Borrower hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code of the United States).

(iv)         Each Borrower hereby appoints the Parent to act as its agent for all purposes under this agreement (including, without limitation, with respect to all matters related to the borrowing and repayment of Loans) and agrees that (a) the Parent may execute such documents on behalf of the Borrowers as the Parent deems appropriate in its sole discretion and the Borrowers shall be obligated by all of the terms of any such document executed on their behalf, (b) any notice or communication delivered by the Administrative Agent or any Lender to the Parent shall be deemed delivered to each Borrower and (c) the

Administrative Agent or the Lenders may accept, and be permitted to rely on, any document, instrument or agreement executed by the Parent on behalf of the Borrowers.

12.18    ENTIRE AGREEMENT.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

12.19    Hazardous Material Indemnity.

Each of Borrowers hereby agrees to indemnify, hold harmless and defend (by counsel reasonably satisfactory to the Administrative Agent) the Administrative Agent and each of the Lenders and their respective directors, officers, employees, agents, successors and assigns from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to reasonable attorneys’ fees and the reasonably allocated costs of attorneys employed by the Administrative Agent or any Lender, and expenses to the extent that the defense of any such action has not been assumed by Borrowers), arising directly or indirectly out of (i) the presence on, in, under or about any Real Property of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under or from any Real Property and (ii) any activity carried on or undertaken on or off any Real Property by Borrowers or any of its predecessors in title, whether prior to or during the term of this Agreement, and whether by Borrowers or any predecessor in title or any employees, agents, contractors or subcontractors of Borrowers or any predecessor in title, or any third persons at any time occupying or present on any Real Property, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time located or present on, in, under or about any Real Property.  The foregoing indemnity shall further apply to any residual contamination on, in, under or about any Real Property, or affecting any natural resources, and to any contamination of any Property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable Laws, but the foregoing indemnity shall not apply to Hazardous Materials on any Real Property, the presence of which is caused by the Administrative Agent or the Lenders.  Borrowers hereby acknowledge and agree that, notwithstanding any other provision of this Agreement or any of the other Loan Documents to the contrary, the obligations of Borrowers under this Section shall be unlimited corporate obligations of Borrowers and shall not be secured by any Lien on any Real Property.  Any obligation or liability of Borrowers to any Indemnitee under this Section 10.19 shall survive the expiration or termination of this Agreement and the repayment of all Loans and the payment and performance of all other Obligations owed to the Lenders.

12.20    Release of a Borrower.

(a)          Notwithstanding anything to the contrary contained in this Agreement, Parent may sell, assign, transfer or dispose of its interest in another Borrower (other than Operating Partnership) that is a Subsidiary of Parent; provided, that, on or before the closing of such sale the Parent shall have delivered to the Administrative Agent a certification, together with such other evidence as Administrative Agent may require, that the Borrowers will be in compliance with all terms of this Agreement after giving effect to such sale, assignment, transfer or other disposition.  Administrative Agent shall promptly notify the Lenders of any such sale, assignment, transfer or other disposition permitted hereunder.

(b)          If the Borrowers withdraw a Qualified Asset Pool Property and after giving effect to such withdrawal, a Borrower (other than the Parent or the Operating Partnership) no longer owns any Real Property that is to be deemed a Qualified Asset Pool Property by the Borrowers in accordance with this Agreement, the Borrowers may request that such Borrower be released from its obligations under the Credit Documents.

(c)          Upon a sale in accordance with clause (a) above or a request in accordance with clause (b) above, the Administrative Agent shall, at the expense of the Borrowers, take such action as reasonably appropriate to effect such release; provided that the Parent shall deliver an updated Compliance Certificate taking into account the effect of such release.

(d)          The provisions of this Section 10.20 shall supersede any contrary provisions contained in Section 10.17.

12.21    No Advisory or Fiduciary Responsibility.

In connection with all aspects of each transaction contemplated hereby, the Borrowers acknowledge and agree, and acknowledge their Affiliates’ understanding, that: (i) the credit facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrowers and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, and the Borrowers are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Administrative Agent, each Arranger and each Lender, each is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrowers or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) neither the Administrative Agent, any Arranger nor any Lender has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrowers with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent, any Arranger or any Lender has advised or is currently advising the Borrowers or any of their respective Affiliates on other matters) and neither the Administrative Agent, any Arranger or any Lender has any obligation to the Borrowers or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers and their respective Affiliates, and neither the Administrative Agent, any Arranger nor any Lender has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrowers have consulted their own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate.  Each of the Borrowers hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty arising out of the transactions contemplated hereby.

12.22    Judgment Currency.

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law).

12.23    Release of Borrowers; Certain Exempt Subsidiaries.

Within five (5) Business Days following the written request by a Responsible Officer of the Parent, the Administrative Agent, on behalf of the Lenders, shall release any Borrower (other than the Parent and the Operating Partnership) from its obligations under this Agreement and each other Loan Document so long as: (a) there is no Event of Default existing under this Agreement either at the time of such request or at the time such Borrower is released; (b)  the Parent shall have received and have in effect at such time an Investment Grade Rating; (c) either (i) the full principal amount, together with accrued interest, of the Term Loans outstanding as of the Third Amendment Effective Date shall have been paid (or substantially concurrently with a proposed Senior Financing Transaction will be paid) in full or (ii) each Term A Lender and each Term A-1 Lender with Term A Loans or Term A-1 Loans then outstanding shall otherwise consent to such release (it being understood and agreed that each Revolving Lender and each Term Lender other than a Term A Lender and a Term A-1 Lender have consented to the terms and provisions of this Section 10.23 and the releases described herein by such Lender’s agreement to the terms of this Agreement); and (d) a Responsible Officer of  the Parent delivers to Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent stating that such Borrower requested to be released is either being released from its obligation under any Senior Financing Transaction or is not required to provide a guaranty with respect to any Senior Financing Transaction to which the Parent is a party or to which it is simultaneously (or substantially simultaneously) entering into (collectively, clauses (a), (b), (c) and (d) shall be considered a “Release Event”).

In addition, following a Release Event, a Subsidiary shall not be required to become a Borrower hereunder if such Subsidiary is otherwise not required by the terms of any Senior Financing Transaction to become a guarantor or borrower of any of the obligations under such Senior Financing Transaction.

The provisions of this Section 10.23 shall supersede any contrary provisions contained in Section 10.17.

12.24    Alternative Currency Fronting Lenders; Fronting Commitments.

At any time after the Closing Date, the Parent may make a request to Administrative Agent that any existing Revolving Lender act as an additional Alternative Currency Fronting Lender.  Upon the Administrative Agent’s approval that such Revolving Lender may act as an Alternative Currency Fronting Lender, the Administrative Agent shall promptly notify such Revolving Lender of such request.  Upon the agreement by the applicable Revolving Lender to act as an Alternative Currency Fronting Lender, such Revolving Lender shall become an Alternative Currency Fronting Lender hereunder with a Fronting Commitment in an amount agreed to by the Parent, the Administrative Agent, and such Alternative Currency Fronting Lender, and the Administrative Agent shall promptly notify the Parent of such additional Alternative Currency Fronting Lender and such Alternative Currency Fronting Lender’s Fronting Commitment. In addition, any Alternative Currency Fronting Lender may from time to time increase or decrease its Fronting Commitment pursuant to a written agreement executed by the Parent, the Administrative Agent, and such Alternative Currency Fronting Lender.

[Remainder of Page Intentionally Left Blank]

EXHIBIT B

Schedule 2.01A

Lender	Revolving Commitment

BANK OF AMERICA, N.A.	$100,000,000
JPMORGAN CHASE BANK, N.A.	$100,000,000
CITICORP NORTH AMERICA, INC.	$100,000,000
BARCLAYS BANK PLC	$80,000,000
THE ROYAL BANK OF SCOTLAND	$80,000,000
BBVA COMPASS BANK	$80,000,000
ROYAL BANK OF CANADA	$80,000,000
THE BANK OF NOVA SCOTIA	$80,000,000
BRANCH BANKING & TRUST COMPANY	$50,000,000
THE BANK OF NEW YORK MELLON	$50,000,000
CAPITAL ONE / CHEVY CHASE BANK FSB	$50,000,000
GOLDMAN SACHS BANK USA	$50,000,000
REGIONS BANK	$50,000,000
SOVEREIGN BANK	$50,000,000
SUMITOMO BANK	$50,000,000
SUNTRUST BANK	$50,000,000
UNION BANK OF CALIFORNIA	$50,000,000
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$35,000,000
PNC BANK, NATIONAL ASSOCIATION	$35,000,000
BANK OF THE WEST	$30,000,000
CITY NATIONAL BANK	$25,000,000
COMERICA BANK	$25,000,000
NORDDEUTSCHE LANDESBANK	$25,000,000
BANK OF TAIWAN, LOS ANGELES BRANCH	$20,000,000
BANK OF TOKYO MITSUBISHI UFJ, LTD.	$15,000,000
MANUFACTURERS BANK	$15,000,000
MEGA INTERNATIONAL COMMERCIAL BANK, LTD. NEW YORK BRANCH	$15,000,000
LAND BANK OF TAIWAN, LOS ANGELES BRANCH	$14,000,000
PEOPLES UNITED BANK	$14,000,000
CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH	$12,000,000
UNITED OVERSEAS BANK LIMITED, LOS ANGELES AGENCY	$12,000,000

Lender	Revolving Commitment
TAIWAN BUSINESS BANK	$11,000,000
BANK OF EAST ASIA LIMITED, NEW YORK BRANCH	$10,000,000
MALAYAN BANKING BERHAD, NEW YORK BRANCH	$10,000,000
STATE BANK OF INDIA, LOS ANGELES AGENCY	$10,000,000
THE NORTHERN TRUST COMPANY	$10,000,000
CATHAY UNITED BANK, LTD.	$7,000,000

GRAND TOTAL	$1,500,000,000

Lender	Fronting Commitment

BANK OF AMERICA, N.A.	$50,000,000

2

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

To:          Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of October 31, 2006 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Alexandria Real Estate Equities, Inc., a Maryland corporation (“Parent”), Alexandria Real Estate Equities, L.P., a Delaware limited partnership (“Operating Partnership”), ARE-QRS Corp., a Maryland corporation (“QRS”), ARE Acquisitions, LLC, a Delaware limited liability company (“ARE”), the other borrowers set forth on the signature pages of the Agreement, each other Wholly-Owned Subsidiary of Parent which becomes a party to the Agreement as a borrower (collectively, together with Parent, Operating Partnership, QRS and ARE, the “Borrowers”); each lender from time to time party to the Agreement (collectively, the “Lenders” and individually, a “Lender”); Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A. and Citibank, N.A., as Co-Syndication Agents, The Bank of Nova Scotia, Barclays Bank plc, BBVA Compass Bank and The Royal Bank of Scotland plc, as Co-Documentation Agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor by merger to Banc of America Securities LLC), J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                              of Parent, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrowers, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.            Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of Parent ended as of [              ] (the “Statement Date”), together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraphs for fiscal quarter-end financial statements]

1.            Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of Parent ended as of [              ] (the “Statement Date”). Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of Parent and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.            The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review of the transactions of the Borrowers during the accounting period covered by the attached financial statements.

3.            The Borrowers are providing the information set forth in Schedule 2 attached hereto to demonstrate compliance as of the Statement Date with the covenants described in Sections 6.11, 7.02, 7.04 and 7.09 of the Agreement.  The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the Statement Date.

4.            As of the date hereof, Parent’s Debt Rating (if any) is                 .

5.            Attached hereto on Schedule 3 are the operating statements setting forth the NOI for each of the Qualified Revenue-Producing Properties for the previous four (4) fiscal quarters (or such shorter period that such statements are available for). The undersigned hereby certifies that such operating statements are true and correct.

6.            A review of the activities of the Borrowers during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrowers performed and observed all their Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, no Default or Event of Default exists.]

-or-

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

7.            The representations and warranties of the Borrowers contained in Article V of the Agreement, and any representations and warranties of any Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects only as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of       ,                   .

ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation

By:
Name:
Title:

For the Quarter/Year ended _______________ (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

I.	Section 7.09(a) — Fixed Charge Coverage Ratio.

	A.	Adjusted EBITDA for the four quarter period ended on Statement Date:	$________

	B.	Debt Service of the Parent and its Subsidiaries for the four quarter period ended on Statement Date:	$________

	C.	Preferred Distributions (other than redemptions) of Parent and its Subsidiaries during the four quarter period ended on Statement Date:	$________

	D.	Line I.B. + Line I.C.:	$________

	E.	Fixed Charge Coverage Ratio (Line I.A. ÷ Line I.D.):	____ to 1.00

	F.	Compliance Ratio:	>1.50:1.00

	G.	Covenant Compliance:	Yes __ No__

II.	Section 7.09(b) — Secured Debt Ratio.

	A.	Secured Debt of Parent and its Subsidiaries, other than the Obligations, at Statement Date:	$ ________

	B.	Adjusted Tangible Assets of Parent and its Subsidiaries at Statement Date:	$ ________

	C.	Secured Debt to Adjusted Tangible Assets (Line II.A. ÷ Line II.B):	____ to 1.00

	D.	Compliance Ratio:	<40.0%

	E.	Covenant Compliance:	Yes __No __

III.	Section 7.09(c) — Leverage Ratio.

	A.	Total Indebtedness of Parent and Subsidiaries at Statement Date:	$________

	B.	Unrestricted Cash of Parent and Subsidiaries at Statement Date:	$________

	C.	Adjusted Tangible Assets of Parent and its Subsidiaries at

		Statement Date:	$________

	D.	Leverage Ratio ((Line III.A. – Line III.B) ÷ Line III.C.):	____to 1.00

	E.	Compliance Ratio:	<60.0%

	F.	Covenant Compliance:	Yes __ No__

IV.	Section 7.09(d) — Minimum Book Value.

	A.	$2,000,000,000	$________

	B.	50% of net issuance proceeds at Statement Date of all Equity Offerings from and after the Third Amendment Effective Date excluding Exchange Proceeds:	$________

	C.	Sum of Line IV.A and IV.B:	$________

	D.	Minimum Book Value at Statement Date:	$________

	E.	Compliance Ratio:	Line IV.D > Line IV.C

	F.	Covenant Compliance:	Yes __No __

V.	Section 7.09(e) — Interest Coverage Ratio.

	A.	Adjusted NOI from the Qualified Asset Pool Properties for the four quarter period ended on the Statement Date:	$________

	B.	Aggregate Interest Charges for the four quarter period ended on the Statement Date in respect of the unsecured Indebtedness of the Parent and its Subsidiaries:	$________

	C.	Line V.A ÷ Line V.B:	_____:1.00

	D.	Minimum Coverage:	>2.00:1.00

	E.	Covenant Compliance:	Yes __No __

VI.	Section 7.09(f) — Unsecured Leverage Ratio.

	A.	Total unsecured Indebtedness of Parent and Subsidiaries at Statement Date:	$________

	B.	Unencumbered Asset Value of Parent and its Subsidiaries at Statement Date:	$________

	C.	Value attributable to Qualified Land and Qualified Development Assets in excess of 35% of the Unencumbered Asset Value of Parent and its Subsidiaries at Statement Date:	$________

D.

Value attributable to Qualified Revenue-Producing Properties, Qualified Land, Qualified Development Assets and Qualified Joint Ventures that are located outside the United States or Canada in excess of 30% of the Unencumbered Asset Value at Statement Date:

$________

	E.	Adjusted Unencumbered Asset Value of Parent and its Subsidiaries at Statement Date (Line VI.B. – Line VI.C. – Line VI.D.)	$________

	F.	Unsecured Leverage Ratio (Line VI.A. ÷ Line VI.E.):	____to 1.00

	F.	Compliance Ratio:	<60.0%

	G.	Covenant Compliance:	Yes __ No__

VII.	Section 7.09(g) — Unsecured Debt Yield.

	A.	Adjusted NOI from the Qualified Asset Pool Properties for the four quarter period ended on the Statement Date[1]:	$________

	B.	Total unsecured Indebtedness of Parent and Subsidiaries at Statement Date:	$________

	C.	Unrestricted Cash of Parent and Subsidiaries at Statement Date:	$________

	D.	Unsecured Debt Yield (Line VII.A. ÷ (Line VII.B. – Line VII.C.):	_____%

	E.	Compliance Ratio (Third Amendment Effective Date until June 30, 2011):	>11.00%
		Compliance Ratio (after June 30, 2011):	>12.00%

	F.	Covenant Compliance:	Yes __ No__

VIII.	Section 7.04 — Restricted Payments.

	A.	Restricted Payments by Parent for the four quarter period ended on the Statement Date:	$________

	B.	Funds From Operations of Parent and its Subsidiaries for the most recent four consecutive fiscal quarters ending on the Statement Date:	$________

	C.	(Line VIII.A. ÷ Line VIII.B.):	_______%

[1] Including adjustments set forth in the Credit Agreement.

	D.	Compliance Percentage:	<95%

	E.	Covenant Compliance:	Yes__No__
☐ Compliance based on Line VIII.D percentage
☐ Compliance based on REIT Status or to avoid payment of federal or state income or excise tax

IX.	Section 7.02 - Investments.

	A.	Development Investments at the Statement Date:	$________

	B.	Undeveloped land without improvements at the Statement Date:	$________

C.

Other Real Property (other than an improved real estate property used principally for office, laboratory, research, health sciences, technology, manufacturing or warehouse purposes and appurtenant amenities) at the Statement Date:

$________

	D.	Sum of Line IX.A. + Line IX.B. + Line IX.C.:	$________

	E.	Adjusted Tangible Assets at the Statement Date:	$________

	F.	Line IX.D. ÷ Line IX.E.:	_______%

	G.	Compliance Percentage:	<35%

	H.	Covenant Compliance:	Yes__No__

	I.	Other non-Real Property Investments at the Statement Date (not otherwise permitted under Section 7.02):	$________

	J.	Line IX.I. ÷ Line IX.E:	_______%

	K.	Compliance Percentage:	<15%

	L.	Covenant Compliance:	Yes__No__

	VIII.	Section 6.11 — Aggregate Occupancy Level of Qualified Revenue-Producing Properties.

	A.	Aggregate occupancy level (on a portfolio basis) of Qualified Revenue-Producing Properties:	_______%

	B.	Compliance Percentage:	>80%

	C.	Covenant Compliance:	Yes__No__

SCHEDULE 3

to the Compliance Certificate

INFORMATION REGARDING OPERATING STATEMENTS

FOR QUALIFIED REVENUE-PRODUCING PROPERTIES

EXHIBIT D

Schedule 1.01(a)

MANDATORY COST FORMULAE

1.                                     The Mandatory Cost (to the extent applicable) is an addition to the interest rate to compensate Revolving Lenders for the cost of compliance with:

(a)                               the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions); or

(b)                               the requirements of the European Central Bank.

2.                                     On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Revolving Lender, in accordance with the paragraphs set out below.  The Mandatory Cost will be calculated by the Administrative Agent as a weighted average of the Revolving Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Revolving Lender in the relevant Revolving Loan) and will be expressed as a percentage rate per annum.  The Administrative Agent will, at the request of the Parent or any Revolving Lender, deliver to the Parent or such Revolving Lender as the case may be, a statement setting forth the calculation of any Mandatory Cost.

3.                                     The Additional Cost Rate for any Revolving Lender lending from a Lending Office in a Participating Member State will be the percentage notified by that Revolving Lender to the Administrative Agent.  This percentage will be certified by such Revolving Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of such Revolving Lender’s participation in all Revolving Loans made from such Lending Office) of complying with the minimum reserve requirements of the European Central Bank in respect of Revolving Loans made from that Lending Office.

4.                                     The Additional Cost Rate for any Revolving Lender lending from a Lending Office in the United Kingdom will be calculated by the Administrative Agent as follows:

(a)                               in relation to any Revolving Loan in Sterling:

AB+C(B-D)+E x 0.01	per cent per annum
100 - (A+C)

(b)                               in relation to any Revolving Loan in any currency other than Sterling:

E x 0.01	per cent per annum
300

Where:

“A”                        is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Revolving Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

“B”                         is the percentage rate of interest (excluding the Applicable Rate, the Mandatory Cost and any interest charged on overdue amounts pursuant to the first sentence of Section 2.08(b) and, in the case of interest (other than on overdue amounts) charged at the Default Rate, without counting any increase in interest rate effected by the charging of the Default Rate) payable for the relevant Interest Period of such Loan.

“C”                         is the percentage (if any) of Eligible Liabilities which that Revolving Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

“D”                        is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.

“E”                          is designed to compensate Revolving Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the Revolving Lenders to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5.                                     For the purposes of this Schedule:

(a)                               “Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)                               “Fees Rules” means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(c)                               “Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

(d)                               “Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

6.                                     In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5% will be included in the formula as 5 and not as 0.05).  A negative result obtained by subtracting D from B shall be taken as zero.  The resulting figures shall be rounded to four decimal places.

7.                                     If requested by the Administrative Agent or the Parent, each Revolving Lender with a Lending Office in the United Kingdom or a Participating Member State shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent and the Parent, the rate of charge payable by such Revolving Lender to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by such Lender as being the average of the Fee Tariffs applicable to such Revolving Lender for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of such Revolving Lender.

8.                                     Each Revolving Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Additional Cost Rate.  In particular, but without limitation, each Revolving Lender shall supply the following information in writing on or prior to the date on which it becomes a Revolving Lender:

(a)                               the jurisdiction of the Lending Office out of which it is making available its participation in the relevant Revolving Loan; and

(b)                               any other information that the Administrative Agent may reasonably require for such purpose.

Each Revolving Lender shall promptly notify the Administrative Agent in writing of any change to the information provided by it pursuant to this paragraph.

9.                                     The percentages of each Revolving Lender for the purpose of A and C above and the rates of charge of each Revolving Lender for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Revolving Lender notifies the Administrative Agent to the contrary, each Revolving Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a lending office in the same jurisdiction as its Lending Office.

10.                              The Administrative Agent shall have no liability to any Person if such determination results in an Additional Cost Rate which over- or under-compensates any Revolving Lender and shall be entitled to assume that the information provided by any Revolving Lender pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11.                              The Administrative Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Revolving Lenders on the basis of the Additional Cost Rate for each Revolving Lender based on the information provided by each Revolving Lender pursuant to paragraphs 3, 7 and 8 above.

12.                              Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Revolving Lender shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

13.                              The Administrative Agent may from time to time, after consultation with the Parent and the Revolving Lenders, determine and notify to all parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

EXHIBIT E

Schedule 1.01(b)

The existence of the consent rights of the Massachusetts Institute of Technology with respect to (a) leases over 150,000 square feet, (b) alteration of the Real Property affecting more than 150,000 square feet and having an expense of $20,000,000 or more in any single project, (c) leverage exceeding 80% of loan to value with respect to such Real Property, (d) transactions with any affiliate of the Parent, (e) acquisition of assets other than such Real Property and related items of property and (f) changing the purpose of the company.

EXHIBIT F

Schedule 2.02

Currency Option
Lender	Multi-Currency	USD Only

BANK OF AMERICA, N.A.	X
JPMORGAN CHASE BANK, N.A.	X
CITICORP NORTH AMERICA, INC.	X
BARCLAYS BANK PLC	X
THE ROYAL BANK OF SCOTLAND	X
BBVA COMPASS BANK	X
ROYAL BANK OF CANADA	X
THE BANK OF NOVA SCOTIA	X
BRANCH BANKING & TRUST COMPANY	X
THE BANK OF NEW YORK MELLON	X
CAPITAL ONE / CHEVY CHASE BANK FSB	X
GOLDMAN SACHS BANK USA	X
REGIONS BANK	X
SOVEREIGN BANK	X
SUMITOMO BANK	X
SUNTRUST BANK	X
UNION BANK OF CALIFORNIA	X
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	X
PNC BANK, NATIONAL ASSOCIATION	X
BANK OF THE WEST	X
CITY NATIONAL BANK	X
COMERICA BANK		X
NORDDEUTSCHE LANDESBANK		X
BANK OF TAIWAN, LOS ANGELES BRANCH		X
BANK OF TOKYO MITSUBISHI UFJ, LTD.	X
MANUFACTURERS BANK		X
MEGA INTERNATIONAL COMMERCIAL BANK, LTD.
NEW YORK BRANCH		X
LAND BANK OF TAIWAN, LOS ANGELES BRANCH		X
PEOPLES UNITED BANK		X
CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES		X

Currency Option
Lender	Multi-Currency	USD Only
BRANCH
UNITED OVERSEAS BANK LIMITED, LOS ANGELES AGENCY		X
TAIWAN BUSINESS BANK	X
BANK OF EAST ASIA LIMITED, NEW YORK BRANCH	X
MALAYAN BANKING BERHAD, NEW YORK BRANCH		X
STATE BANK OF INDIA, LOS ANGELES AGENCY		X
THE NORTHERN TRUST COMPANY	X
CATHAY UNITED BANK, LTD.		X

EXHIBIT G

Exhibit H-1

FORM OF BID REQUEST

To:                             Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement dated as of October 31, 2006 (as amended from time to time, the “Credit Agreement”), among Alexandria Real Estate Equities, Inc., a Maryland corporation (“Parent”), Alexandria Real Estate Equities, L.P., a Delaware limited partnership (“Operating Partnership”), ARE-QRS Corp., a Maryland corporation (“QRS”), the other borrowers party thereto (collectively, together with Parent, Operating Partnership and QRS, the “Borrowers”); each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”); Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; and Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor by merger to Banc of America Securities LLC), J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

The Lenders are invited to make Bid Loans:

1.                                     On __________________________________________ (a Business Day).

2.                                     In an aggregate amount not exceeding $ ____________________(with any sublimits set forth below).

3.                                     Comprised of (select one):

☐ Bid Loans based on an Absolute Rate	☐ Bid Loans based on Eurocurrency Rate

Bid Loan No.	Interest Period requested	Maximum principal amount requested
1	________days/mos	$________________
2	________days/mos	$________________
3	________days/mos	$________________

The Bid Borrowing requested herein complies with the requirements of the proviso to the first sentence of Section 2.04A(a) of the Credit Agreement.

The Parent authorizes the Administrative Agent to deliver this Bid Request to the Lenders.  Responses by the Lenders must be in substantially the form of Exhibit H-2 to the Credit Agreement and must be received by the Administrative Agent by the time specified in Section 2.04A of the Credit Agreement for submitting Competitive Bids.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

By:

Name:

Title:

EXHIBIT H

Exhibit H-2

FORM OF COMPETITIVE BID

________________, _____

To:                             Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement dated as of October 31, 2006 (as amended from time to time, the “Credit Agreement”), among Alexandria Real Estate Equities, Inc., a Maryland corporation (“Parent”), Alexandria Real Estate Equities, L.P., a Delaware limited partnership (“Operating Partnership”), ARE-QRS Corp., a Maryland corporation (“QRS”), the other borrowers party thereto (collectively, together with Parent, Operating Partnership and QRS, the “Borrowers”); each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”); Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; and Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor by merger to Banc of America Securities LLC), J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

In response to the Bid Request dated ____________________, ________, the undersigned offers to make the following Bid Loan(s):

1.                                     Borrowing date:________________(a Business Day).

2.                                     In an aggregate amount not exceeding $____________(with any sublimits set forth below).

3.                                     Comprised of:

Bid Loan No.	Interest Period offered	Bid Maximum	Absolute Rate Bid or Eurocurrency Margin Bid*
1	________days/mos	$________________	(- +) ________%
2	________days/mos	$________________	(- +) ________%
3	________days/mos	$________________	(- +) ________%

* Expressed in multiples of 1/100th of a basis point.

Contact Person: ________________ Telephone: ________________

[LENDER]

By:

Name:

Title:

******************************************************************************

THIS SECTION IS TO BE COMPLETED BY THE BORROWERS IF THEY WISH TO ACCEPT ANY OFFERS CONTAINED IN THIS COMPETITIVE BID:

The offers made above are hereby accepted in the amounts set forth below:

Bid Loan No.	Principal Amount Accepted
$
$
$

[BORROWERS]

By:

Name:

Title:

Date: